UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2011

Date of reporting period:	9/30/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ASSET ALLOCATION FUND

ANNUAL REPORT • SEPTEMBER 30, 2011

Fund Type

Balanced/allocation

Objective

Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.34%; Class B, 2.04%; Class C, 2.04%; Class L, 1.54%; Class M, 2.04%; Class R, 1.79%; Class X, 2.04%; Class Z, 1.04%. Net operating expenses: Class A, 1.32%; Class B, 2.02%; Class C, 2.02%; Class L, 1.52%; Class M, 2.02%; Class R, 1.52%; Class X, 2.02%; Class Z, 1.02%, after contractual reduction of management fees and/or distribution fees for Class R shares.

Cumulative Total Returns (Without Sales Charge) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	1.91%	2.33%	48.83%	—
Class B	1.15	–1.24	38.44	—
Class C	1.15	–1.24	38.44	—
Class L	1.71	N/A	N/A	–5.65% (3/26/07)
Class M	1.23	N/A	N/A	–7.76 (3/26/07)
Class R	1.63	0.99	N/A	12.46 (12/17/04)
Class X	1.15	N/A	N/A	–7.85 (3/26/07)
Class Z	2.19	3.78	52.86	—
Customized Blend Index	2.30	11.54	57.08	—
Barclays Capital U.S. Aggregate Bond Index	5.26	37.17	73.49	—
S&P 500 Index	1.13	–5.75	32.00	—
Lipper Average	–1.43	2.18	45.95	—

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Average Annual Total Returns (With Sales Charge) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–3.69%	–0.67%	3.47%	—
Class B	–3.85	–0.41	3.31	—
Class C	0.15	–0.25	3.31	—
Class L	–4.14	N/A	N/A	–2.56% (3/26/07)
Class M	–4.77	N/A	N/A	–2.15 (3/26/07)
Class R	1.63	0.20	N/A	1.75 (12/17/04)
Class X	–4.85	N/A	N/A	–2.37 (3/26/07)
Class Z	2.19	0.75	4.34	—
Customized Blend Index	2.30	2.21	4.62	—
Barclays Capital U.S. Aggregate Bond Index	5.26	6.53	5.66	—
S&P 500 Index	1.13	–1.18	2.82	—
Lipper Average	–1.43	0.38	3.78	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	1.91%	0.46%	4.06%	—
Class B	1.15	–0.25	3.31	—
Class C	1.15	–0.25	3.31	—
Class L	1.71	N/A	N/A	–1.28% (3/26/07)
Class M	1.23	N/A	N/A	–1.77 (3/26/07)
Class R	1.63	0.20	N/A	1.75 (12/17/04)
Class X	1.15	N/A	N/A	–1.79 (3/26/07)
Class Z	2.19	0.75	4.34	—

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	3

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Asset Allocation Fund (Class A shares) with a similar investment in the Customized Blend Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2001) and the account values at the end of the current fiscal year (September 30, 2011) as measured on a quarterly basis. The S&P 500 Index and Customized Blend Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through January 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

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The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. Investors who purchase Class A and Class L shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Under certain limited circumstances, an exchange may be made from Class A shares to Class Z shares of the Fund. Class B shares do not pay a front-end sales charge, but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% on sales made within 12 months of the date of purchase and an annual 12b-1 fee of up to 1%. Class L shares are generally closed to most new purchases (with the exception of reinvested dividends). Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class R shares are not subject to sales charges, but charge a 12b-1 fee of up to 0.75%. Class X shares are generally closed to new purchases. Class X shares automatically convert to Class A shares on a monthly basis approximately 10 years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class Z shares are not subject to sales charges or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Customized Blend Index

The Customized Blend Index is made up of the S&P 500 Index (50%), the Barclays Capital U.S. Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the MSCI EAFE Net Dividend Index (5%). Customized Blend Index Closest Month-End to Inception cumulative total returns are 24.24% for Class R; and 5.14% for Class L, Class M, and Class X. Customized Blend Index Closest Month-End to Inception average annual total returns are 3.27% for Class R; and 1.12% for Class L, Class M, and Class X.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity on the securities. It gives a broad look at how short- and intermediate-term bonds have performed. Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 44.80% for Class R; and 33.49% for Class L, Class M, and Class X. Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns are 5.64% for Class R; and 6.63% for Class L, Class M, and Class X.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 7.30% for Class R; and –12.22% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns are 1.05% for Class R; and –2.86% for Class L, Class M, and Class X.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	5

Your Fund’s Performance (continued)

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%. Lipper Average Closest Month-End to Inception cumulative total returns are 15.10% for Class R; and –4.73% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns are 2.06% for Class R; and –1.13% for Class L, Class M, and Class X.

Investors cannot invest directly in an index or average. The returns for the Customized Blend Index, the Barclays Capital U.S. Aggregate Bond Index, and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/11
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	2.0%
Apple, Inc., Computers & Peripherals	2.0
Chevron Corp., Oil, Gas & Consumable Fuels	1.2
AT&T, Inc., Diversified Telecommunication Services	1.1
Microsoft Corp., Software	1.1

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/11
Oil, Gas & Consumable Fuels	5.6%
Pharmaceuticals	3.1
Computers & Peripherals	2.7
Software	2.5
Commercial Banks	2.3

Industry weightings reflect only long-term equity investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Asset Allocation Fund’s Class A shares returned 1.91% for the 12 months that ended September 30, 2011, underperforming the 2.30% gain of the Fund’s benchmark, the Customized Blend Index, which is described on page five. However, the Fund’s Class A shares outperformed the Lipper Mixed-Asset Target Allocation Growth Funds Average, which declined 1.43% for the reporting period.

How is the Fund managed?

The Fund invests in a portfolio of equity, fixed income, and money market securities, which is actively managed to capitalize on opportunities created by perceived mispricings in the financial markets. Quantitative Management Associates (QMA) allocates the Fund’s assets among stocks, bonds, and cash. It also manages the Fund’s stock portfolio. Prudential Fixed Income manages the Fund’s bond portfolio.

How did the U.S. stock market perform?

The equity market in the United States, as tracked by the S&P 500 Index, returned 1.13% for the reporting period. Market conditions were volatile, as a sharp gain for the first half of the period was largely erased in the second half.

•

Stock prices rallied on continued strong corporate earnings gains, continued stimulative monetary policy, extended tax cuts, and data showing the U.S. economic recovery remained on track, albeit at an anemic pace. Also, commodity prices rose due to growing political unrest in the Middle East and continued strong demand for raw materials in emerging market nations, the major drivers of the global economic expansion. The equity market reached its high for the reporting period in late April.

•

However, prices of stocks and commodities became increasingly volatile as the period continued. Fear of a systemic shock to the world’s financial system grew as European authorities failed to contain a sovereign-debt crisis in the euro zone that flared anew during the spring in Greece. Deteriorating business conditions in the United States and the euro zone eventually led to concerns that the economies of these developed nations might slip into a double-dip recession. There were even signs of slower economic growth in some emerging market nations, particularly China.

•

Stocks remained under pressure amid fear the United States might default on its debt if Washington lawmakers failed to cut a deal that would allow the nation’s debt ceiling to be increased. Though an agreement was reached on the August 2, 2011 deadline, Standard & Poor’s still downgraded the long-term U.S. debt rating one notch to AA+ from AAA.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	7

Strategy and Performance Overview (continued)

•

September was the biggest down month for the equity market during the period. A flight to quality caused prices of stocks and other risky assets to tumble, while safe havens such as U.S. Treasury securities continued to soar in value, despite the Standard & Poor’s downgrade.

How did U.S. stock market sectors perform?

Sectors in the S&P 500 Index turned in a mixed performance for the period.

•

Defensive sectors, which tend to be more resistant to changes in the business cycle, finished in the black. Utilities delivered a double-digit increase, the largest for the period. Consumer staples, healthcare, and telecommunications services also posted gains.

•

Cyclical sectors, which tend to be more affected by changes in the business cycle, were mixed. Energy, consumer discretionary, and information technology delivered gains. Sectors that ended in the red included industrials, materials, and financials, which posted the only double-digit loss for the period.

How did international stock markets perform?

International stock markets declined 9.36% overall in U.S. dollar terms, as measured by the MSCI EAFE Net Dividend Index, which tracks equity markets of economically developed nations other than the United States and Canada.

•

All but one of the markets in the MSCI EAFE ND Index ended the period in the red, with many posting double-digit declines. New Zealand was the sole gainer, with a double-digit increase. Greece posted the largest loss, as investors feared that euro zone nation might default on its debt.

How did the U.S. investment-grade bond market perform?

The U.S investment-grade bond market returned 5.26% for the period, as measured by the Barclays Capital U.S. Aggregate Bond Index (the Index).

All sectors in the Index delivered positive returns.

•

U.S. Treasury securities returned 5.97% overall for the period, reflecting strong gains in the second half as escalating global economic and political woes fueled the rush into that sector. The Federal Reserve took aggressive steps to boost economic growth in the United States. From November 2010 through June 2011, it conducted a second round of quantitative easing (QE2). In August, it signaled its intent to keep short-term rates near zero, at least through mid-2013. In September, it announced plans to buy $400 billion longer-term Treasury securities and sell an equal amount of shorter-term Treasury securities by June 2012. After the announcement, 10-year Treasury note yields slid below 2.0% and

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30-year Treasury bond yields slid below 3.0%, as yields fall when bond prices rise. For the period, Treasury securities maturing in 10 or more years sharply outperformed their shorter-term counterparts.

•

Investment-grade corporate bonds underperformed similar maturity Treasury securities for the period. The spread (the amount of extra yield) that investment-grade corporate bonds provided over comparable Treasury securities also ended the period considerably wider. Solid corporate fundamentals were eventually eclipsed by signs of slower global economic growth, weaker consumer confidence, and fear of contagion from the European debt crisis.

•

Residential mortgage-backed securities of federal agencies (MBS) outperformed similar-maturity Treasury securities, and MBS spreads over comparable Treasury securities finished the period slightly tighter. Asset-backed securities, which are created from pools of credit cards or certain other types of loans, and commercial mortgage-backed securities (CMBS) also outperformed similar-maturity Treasury securities for the period. However, their respective spreads over comparable Treasury securities widened.

How did asset allocation decisions affect the Fund’s performance?

QMA’s asset allocation strategy had a positive impact on the Fund’s performance due to timely shifts in asset allocation during the volatile period.

•

The Fund, heading into 2011, maintained its overweight position in equities as the S&P 500 Index, the Russell 2000 Index, and the MSCI EAFE ND Index all rose over 9% through April. But beginning in May, QMA reduced the Fund’s risk exposure, as economic data weakened and the situation in Europe worsened. Volatility spiked and equities tumbled well into negative territory on a year-to-date basis by the end of September 2011.

•

The Fund uses derivatives such as futures contracts on major market indexes and interest rate swaps to gain exposure to different types of investments, provide liquidity for cash flows, adjust exposure to interest rate risk, or for other purposes intended to help the Fund meet its objective. During the reporting period, its exposure to derivatives did not have a material impact on its performance.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	9

Strategy and Performance Overview (continued)

What impact did the quantitative stock strategy have on the Fund’s performance?

The equity portion of the Fund outperformed its blended benchmark by 84 basis points for the period. (A basis point equals one hundredth of a percentage point.)

•

The quantitative strategy tilts the portfolio toward higher quality stocks that have a positive earnings trend and seem to be relatively inexpensive compared to stocks of other companies in the same industries. Favoring higher quality stocks with solid earnings revision signals helped the equity portion of the Fund outperform its benchmark, specifically in the case of its small- and large-cap holdings.

•

Favoring companies that seemed relatively inexpensive compared to their peers was a drag on the performance of the equity portion of the Fund among larger stocks in the portfolio. But favoring these types of companies boosted performance among its smaller stocks. Exposures to individual sectors and industries were in-line with the market and did not contribute materially to the outperformance of the portfolio.

What impact did the bond market strategy have on the Fund’s performance?

The portion of the Fund invested in bonds outperformed the Index by more than 50 basis points for the reporting period.

•

A key contributor that helped the fixed income portion outperform was its overweight exposure to so-called “spread product,” most notably CMBS and corporate bonds. (Spread product refers to the types of bonds that provide extra yield over Treasury securities to compensate for their greater credit risk.)

•

Favorable issuer selection in the corporate bond sector also helped the Fund outperform the Index. Specifically, the Fund benefited from having a larger exposure than the Index to corporate bonds in the BBB rating category as well as to bonds in the insurance and banking industries.

What are QMA’s economic outlook and asset-allocation recommendations?

QMA believes the global economy has entered a dangerous phase with major downside risks. Fears of a systemic shock to the world’s financial system have increased, as European authorities have thus far failed to contain the region’s debt crisis.

•

The deteriorating situation is compounded by a bleak economic outlook across the developed world. The U.S. and U.K. economies are at risk of double-dipping into recession. QMA believes a recession now looks inevitable for the

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euro zone economy, given its worsening crisis. Japan is experiencing a temporary reprieve in its downward trajectory as it rebuilds after the earthquake and tsunami.

•

The global economic outlook is highly dependent upon emerging markets, whose economies will not be immune to the global slowdown due to their high exposure to trade. Though policymakers in these economies continue to confront elevated inflation, some of these pressures should be tempered by slower growth and falling commodities prices. Importantly, unlike the advanced economies, these countries have a greater ability to ease monetary policy in the event of a more dramatic slowdown.

•

Though QMA expects stocks to sharply outperform bonds over the next few years, it is concerned about the next few months. There is nothing to suggest that stocks cannot get cheaper from current levels.

•	QMA is cautious on equities and holds above-average exposure to cash. Within U.S. equities, it continues to like large-cap growth stocks, given their high-quality bias and attractive valuation.

What is Prudential Fixed Income’s outlook for the U.S. bond market?

Despite slower economic growth and the ongoing risk of negative headlines from Europe, Prudential Fixed Income does not expect the U.S. economy to slip into a double-dip recession.

•

It believes, therefore, that the levels of spreads in many sectors of the U.S. fixed income market more than compensate investors for the economic risks. Though markets may remain volatile for some time, Prudential Fixed Income continues to see opportunities for respectable returns in the fixed income arena, with much less volatility than in other asset classes. It expects the soft growth picture and the Fed’s accommodative monetary policy to keep yields on U.S. Treasury securities low for some time.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2011, at the beginning of the period, and held through the six-month period ended September 30, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses

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you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Asset Allocation Fund		Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$916.60	1.35%	$6.49
	Hypothetical	$1,000.00	$1,018.30	1.35%	$6.83

Class B	Actual	$1,000.00	$913.60	2.05%	$9.83
	Hypothetical	$1,000.00	$1,014.79	2.05%	$10.35

Class C	Actual	$1,000.00	$913.60	2.05%	$9.83
	Hypothetical	$1,000.00	$1,014.79	2.05%	$10.35

Class L	Actual	$1,000.00	$916.10	1.55%	$7.45
	Hypothetical	$1,000.00	$1,017.30	1.55%	$7.84

Class M	Actual	$1,000.00	$914.40	2.05%	$9.84
	Hypothetical	$1,000.00	$1,014.79	2.05%	$10.35

Class R	Actual	$1,000.00	$915.80	1.55%	$7.44
	Hypothetical	$1,000.00	$1,017.30	1.55%	$7.84

Class X	Actual	$1,000.00	$913.60	2.05%	$9.83
	Hypothetical	$1,000.00	$1,014.79	2.05%	$10.35

Class Z	Actual	$1,000.00	$917.80	1.05%	$5.05
	Hypothetical	$1,000.00	$1,019.80	1.05%	$5.32

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2011, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	13

Portfolio of Investments

as of September 30, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.9%
COMMON STOCKS 56.5%

Aerospace & Defense 1.3%
4,856	BAE Systems PLC (United Kingdom)	$20,056
800	Ceradyne, Inc.(a)	21,512
1,537	Cobham PLC (United Kingdom)	4,160
1,100	Cubic Corp.	42,977
3,200	Curtiss-Wright Corp.	92,256
30	Elbit Systems Ltd. (Israel)	1,168
577	European Aeronautic Defence and Space Co. NV (France)	16,219
561	Finmeccanica SpA (Italy)	3,882
18,000	General Dynamics Corp.	1,024,020
443	Heico Corp.	21,813
10,600	ITT Corp.	445,200
400	L-3 Communications Holdings, Inc.(b)	24,788
1,600	LMI Aerospace, Inc.(a)	27,296
200	Lockheed Martin Corp.	14,528
18,400	Northrop Grumman Corp.	959,744
1,400	Precision Castparts Corp.	217,644
2,638	Rolls-Royce Holdings PLC (United Kingdom)	24,251
237	Safran SA (France)	7,250
2,000	Singapore Technologies Engineering Ltd. (Singapore)	4,257
1,900	Teledyne Technologies, Inc.(a)	92,834
146	Thales SA (France)	4,564
13,300	United Technologies Corp.(b)	935,788

		4,006,207

Air Freight & Logistics 0.3%
400	Atlas Air Worldwide Holdings, Inc.(a)	13,316
1,231	Deutsche Post AG (Germany)	15,760
6,700	FedEx Corp.	453,456
448	PostNL NV (Netherlands)	1,960
539	TNT Express NV (Netherlands)	3,769
664	Toll Holdings Ltd. (Australia)	2,784
8,800	United Parcel Service, Inc. (Class B Stock)	555,720
600	Yamato Holdings Co. Ltd. (Japan)	10,939

		1,057,704

Airlines 0.1%
207	Air France-KLM (France)(a)	1,513
2,400	Alaska Air Group, Inc.(a)	135,096
1,000	All Nippon Airways Co. Ltd. (Japan)	3,129

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	15

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Airlines (cont’d.)
2,000	Cathay Pacific Airways Ltd. (Hong Kong)	$3,264
314	Deutsche Lufthansa AG (Germany)	4,071
1,400	International Consolidated Airlines Group SA (United Kingdom)(a)	3,296
1,762	Qantas Airways Ltd. (Australia)(a)	2,362
1,000	Singapore Airlines Ltd. (Singapore)	8,658

		161,389

Auto Components 0.2%
200	Aisin Seiki Co. Ltd. (Japan)	6,659
8,500	American Axle & Manufacturing Holdings, Inc.(a)	64,855
900	Bridgestone Corp. (Japan)	20,421
259	Cie Generale des Etablissements Michelin (France) (Class B Stock)	15,490
116	Continental AG (Germany)(a)	6,695
700	Denso Corp. (Japan)	22,503
5,300	Exide Technologies(a)	21,200
9,200	Federal-Mogul Corp.(a)	135,700
2,173	GKN PLC (United Kingdom)	5,900
300	NHK Spring Co. Ltd. (Japan)	2,651
100	NOK Corp. (Japan)	1,809
149	Nokian Renkaat OYJ (Finland)	4,461
333	Pirelli & C. SpA (Italy)	2,369
800	Standard Motor Products, Inc.	10,376
200	Stanley Electric Co. Ltd. (Japan)	3,022
300	Sumitomo Rubber Industries Ltd. (Japan)	3,836
500	Tower International, Inc.(a)	5,155
100	Toyoda Gosei Co. Ltd. (Japan)	1,904
250	Toyota Industries Corp. (Japan)	7,291
6,200	TRW Automotive Holdings Corp.(a)	202,926

		545,223

Automobiles 0.6%
467	Bayerische Motoren Werke AG (Germany)	30,851
1,290	Daimler AG (Germany)	57,372
952	Fiat SpA (Italy)	5,140
66,700	Ford Motor Co.(a)(b)	644,989
1,000	Fuji Heavy Industries Ltd. (Japan)	5,872
33,900	General Motors Co.(a)(b)	684,102
2,300	Honda Motor Co. Ltd. (Japan)	67,378
2,000	Isuzu Motors Ltd. (Japan)	8,592
2,000	Mazda Motor Corp. (Japan)	4,045

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Automobiles (cont’d.)
6,000	Mitsubishi Motors Corp. (Japan)(a)	$7,952
3,500	Nissan Motor Co. Ltd. (Japan)	30,968
218	Peugeot SA (France)	4,638
265	Renault SA (France)	8,778
500	Suzuki Motor Corp. (Japan)	11,021
3,800	Toyota Motor Corp. (Japan)	130,261
39	Volkswagen AG (Germany)	4,805
400	Yamaha Motor Co. Ltd. (Japan)(a)	5,281

		1,712,045

Beverages 1.2%
1,106	Anheuser-Busch InBev NV (Belgium)	58,705
400	Asahi Group Holdings Ltd. (Japan)	8,476
160	Carlsberg A/S (Denmark) (Class B Stock)	9,481
816	Coca-Cola Amatil Ltd. (Australia)	9,348
1,100	Coca-Cola Bottling Co. Consolidated	61,006
19,620	Coca-Cola Co. (The)	1,325,527
18,400	Coca-Cola Enterprises, Inc.	457,792
254	Coca-Cola Hellenic Bottling Co. SA (Greece)	4,477
100	Coca-Cola West Holdings Co. Ltd. (Japan)	1,918
7,900	Constellation Brands, Inc. (Class A Stock)(a)	142,200
3,478	Diageo PLC (United Kingdom)	66,314
5,100	Dr Pepper Snapple Group, Inc.	197,778
2,454	Foster’s Group Ltd. (Australia)	12,539
162	Heineken Holding NV (Netherlands)	6,252
373	Heineken NV (Netherlands)	16,761
1,000	Kirin Holdings Co. Ltd. (Japan)	13,080
1,100	MGP Ingredients, Inc.	5,577
3,200	Molson Coors Brewing Co. (Class B Stock)	126,752
2,500	National Beverage Corp.	37,900
18,000	PepsiCo, Inc.	1,114,200
286	Pernod-Ricard SA (France)	22,392
1,326	SABMiller PLC (United Kingdom)	43,266

		3,741,741

Biotechnology 0.8%
164	Actelion Ltd. (Switzerland)	5,449
1,800	Alkermes PLC(a)	27,468
18,600	Amgen, Inc.	1,022,070
1,900	Biogen Idec, Inc.(a)	176,985

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	17

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Biotechnology (cont’d.)
12,700	Celgene Corp.(a)	$786,384
200	Cepheid, Inc.(a)	7,766
756	CSL Ltd. (Australia)	21,462
700	Dusa Pharmaceuticals, Inc.(a)	2,590
900	Dyax Corp.(a)	1,134
4,500	Emergent Biosolutions, Inc.(a)	69,435
2,000	Gilead Sciences, Inc.(a)	77,600
202	Grifols SA (Spain)(a)	3,767
1,400	Halozyme Therapeutics, Inc.(a)	8,596
400	Infinity Pharmaceuticals, Inc.(a)	2,820
2,800	InterMune, Inc.(a)	56,560
1,000	NABI Biopharmaceuticals(a)	1,680
8,400	Neurocrine Biosciences, Inc.(a)	50,232
2,200	Opko Health, Inc.(a)	9,526
5,000	PDL BioPharma, Inc.	27,750
13,200	SciClone Pharmaceuticals, Inc.(a)	50,292
2,200	Targacept, Inc.(a)	33,000
2,000	Theravance, Inc.(a)	40,280

		2,482,846

Building Products 0.1%
700	A.O. Smith Corp.	22,421
3,600	Armstrong World Industries, Inc.(b)	123,984
1,000	Asahi Glass Co. Ltd. (Japan)	9,763
413	Assa Abloy AB (Sweden) (Class B Stock)	8,497
564	CIE de Saint-Gobain (France)	21,517
300	Daikin Industries Ltd. (Japan)	8,593
58	Geberit AG (Switzerland)	10,709
4,400	Gibraltar Industries, Inc.(a)	35,728
400	JS Group Corp. (Japan)	11,198
1,000	Nippon Sheet Glass Co. Ltd. (Japan)	2,238
500	Toto Ltd. (Japan)	4,410

		259,058

Capital Markets 1.3%
1,300	3i Group PLC (United Kingdom)	3,779
1,000	Artio Global Investors, Inc. (Class A Stock)	7,960
55,100	Bank of New York Mellon Corp. (The)	1,024,309
600	BGC Partners, Inc. (Class A Stock)	3,618
1,605	Credit Suisse Group AG (Switzerland)	41,989

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
2,000	Daiwa Securities Group, Inc. (Japan)	$7,469
1,324	Deutsche Bank AG (Germany)	45,878
333	GAM Holding AG (Switzerland)	4,168
900	GAMCO Investors, Inc. (Class A Stock)	35,451
13,515	Goldman Sachs Group, Inc. (The)	1,277,843
500	Golub Capital BDC, Inc.	7,425
648	ICAP PLC (United Kingdom)	4,130
800	INTL FCStone, Inc.(a)	16,608
630	Investec PLC (United Kingdom)	3,409
306	Julius Baer Group Ltd. (Switzerland)	10,226
900	Knight Capital Group, Inc. (Class A Stock)(a)	10,944
494	Macquarie Group Ltd. (Australia)	10,683
2,620	Man Group PLC (United Kingdom)	6,777
7,600	MCG Capital Corp.	30,096
656	Mediobanca SpA (Italy)	5,150
69,300	Morgan Stanley(b)	935,550
4,900	Nomura Holdings, Inc. (Japan)	17,870
4,600	PennantPark Investment Corp.	41,032
1,400	Piper Jaffray Cos.(a)	25,102
268	Ratos AB (Sweden) (Class B Stock)	3,077
8,100	Raymond James Financial, Inc.	210,276
34	SBI Holdings, Inc. (Japan)	2,938
151	Schroders PLC (United Kingdom)	2,993
300	Solar Capital Ltd.	6,039
5,132	UBS AG (Switzerland)(a)	58,703

		3,861,492

Chemicals 0.9%
800	A. Schulman, Inc.	13,592
395	Air Liquide SA (France)	46,126
318	Akzo Nobel NV (Netherlands)	14,032
80	Arkema SA (France)	4,633
2,000	Asahi Kasei Corp. (Japan)	11,986
1,289	BASF SE (Germany)	78,584
2,900	Cabot Corp.	71,862
1,600	CF Industries Holdings, Inc.	197,424
500	Daicel Corp. (Japan)	2,847
500	Denki Kagaku Kogyo K.K. (Japan)	1,906
31,400	Dow Chemical Co. (The)	705,244
8,200	Eastman Chemical Co.	561,946

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	19

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
700	Ferro Corp.(a)	$4,305
12	Givaudan SA (Switzerland)	9,359
1,900	HB Fuller Co.	34,618
100	Hitachi Chemical Co. Ltd. (Japan)	1,651
2,354	Incitec Pivot Ltd. (Australia)	7,293
600	Innophos Holdings, Inc.	23,922
649	Israel Chemicals Ltd. (Israel)	7,391
3	Israel Corp. Ltd. (The) (Israel)	1,921
307	Johnson Matthey PLC (United Kingdom)	7,530
200	JSR Corp. (Japan)	3,441
250	K+S AG (Germany)	13,087
500	Kaneka Corp. (Japan)	2,828
211	Koninklijke DSM NV (Netherlands)	9,174
400	Koppers Holdings, Inc.	10,244
1,600	Kraton Performance Polymers, Inc.(a)	25,888
500	Kuraray Co. Ltd. (Japan)	6,819
121	Lanxess AG (Germany)	5,804
238	Linde AG (Germany)	31,848
2,200	LSB Industries, Inc.(a)	63,074
2,000	Mitsubishi Chemical Holdings Corp. (Japan)	13,564
1,000	Mitsubishi Gas Chemical Co., Inc. (Japan)	6,139
1,000	Mitsui Chemicals, Inc. (Japan)	3,345
12,500	Mosaic Co. (The)	612,125
200	Nitto Denko Corp. (Japan)	7,871
66	Novozymes A/S (Denmark) (Class B Stock)	9,384
534	Orica Ltd. (Australia)	11,984
3,400	PolyOne Corp.	36,414
600	Shin-Etsu Chemical Co. Ltd. (Japan)	29,432
2,000	Showa Denko K.K. (Japan)	3,948
3	Sika AG (Switzerland)	5,312
1,000	Solutia, Inc.(a)	12,850
84	Solvay SA (Belgium)	7,910
500	Spartech Corp.(a)	1,600
2,000	Sumitomo Chemical Co. Ltd. (Japan)	7,717
135	Syngenta AG (Switzerland)	35,082
1,000	Teijin Ltd. (Japan)	3,595
2,000	Toray Industries, Inc. (Japan)	14,006
1,000	Tosoh Corp. (Japan)	3,134
1,100	TPC Group, Inc.(a)	22,088
1,500	UBE Industries Ltd. (Japan)	4,985

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
161	Umicore SA (Belgium)	$5,837
25	Wacker Chemie AG (Germany)	2,219
263	Yara International ASA (Norway)	10,034

		2,850,954

Commercial Banks 2.3%
580	Alpha Bank A.E. (Greece)(a)	1,012
1,000	Aozora Bank Ltd. (Japan)	2,302
3,695	Australia & New Zealand Banking Group Ltd. (Australia)	68,583
467	Banca Carige SpA (Italy)	903
3,511	Banca Monte dei Paschi di Siena SpA (Italy)	1,950
900	BancFirst Corp.	29,844
6,077	Banco Bilbao Vizcaya Argentaria SA (Spain)	50,315
4,793	Banco Comercial Portugues SA (Portugal) (Class R Stock)(a)	1,240
1,440	Banco de Sabadell SA (Spain)	5,142
798	Banco Espirito Santo SA (Portugal)	2,114
5,100	Banco Latinoamericano de Comercio Exterior SA (Class E Stock)	77,673
2,563	Banco Popolare SC (Italy)	4,238
1,397	Banco Popular Espanol SA (Spain)	6,445
11,726	Banco Santander SA (Spain)	95,870
1,541	Bank Hapoalim BM (Israel)	5,321
1,673	Bank Leumi Le-Israel BM (Israel)	5,125
1,337	Bank of Cyprus PLC (Cyprus)	2,064
1,800	Bank of East Asia Ltd. (Hong Kong)	5,528
500	Bank of Kyoto Ltd. (The) (Japan)	4,452
2,000	Bank of Yokohama Ltd. (The) (Japan)	10,029
614	Bankia SA (Spain)(a)	3,014
380	Bankinter SA (Spain)	2,064
16,076	Barclays PLC (United Kingdom)	39,424
494	Bendigo and Adelaide Bank Ltd. (Australia)	4,001
1,336	BNP Paribas SA (France)	52,668
5,500	BOC Hong Kong Holdings Ltd. (Hong Kong)	11,629
1,197	CaixaBank (Spain)	5,244
500	Camden National Corp.	13,615
1,800	Cathay General Bancorp	20,484
1,900	Chemical Financial Corp.	29,089
1,500	Chiba Bank Ltd. (The) (Japan)	10,404
1,100	Citizens & Northern Corp.	16,346
5,006	Commerzbank AG (Germany)(a)	12,546
2,163	Commonwealth Bank of Australia (Australia)	94,068

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	21

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
2,200	Community Trust Bancorp, Inc.	$51,238
1,242	Credit Agricole SA (France)	8,542
803	Danske Bank A/S (Denmark)(a)	11,231
2,500	DBS Group Holdings Ltd. (Singapore)	22,418
888	Dexia SA (Belgium)(a)	1,689
1,410	DnB NOR ASA (Norway)	14,052
1,300	Eagle Bancorp, Inc.(a)	15,301
317	EFG Eurobank Ergasias SA (Greece)(a)	388
280	Erste Group Bank AG (Austria)	7,141
45,100	Fifth Third Bancorp	455,510
2,300	Financial Institutions, Inc.	32,798
1,400	First Bancorp, Inc.	14,056
7,600	First Commonwealth Financial Corp.	28,120
2,900	First Community Bancshares, Inc.	29,580
2,700	First Horizon National Corp.	16,092
3,100	First Interstate Bancsystem, Inc.	33,201
1,000	Fukuoka Financial Group, Inc. (Japan)	4,184
1,000	Gunma Bank Ltd. (The) (Japan)	5,574
1,000	Hachijuni Bank Ltd. (The) (Japan)	6,126
200	Hancock Holding Co.	5,356
1,100	Hang Seng Bank Ltd. (Hong Kong)	12,886
500	Hiroshima Bank Ltd. (The) (Japan)	2,475
2,000	Hokuhoku Financial Group, Inc. (Japan)	4,370
500	Home Bancshares, Inc.	10,610
24,594	HSBC Holdings PLC (United Kingdom)	188,374
71,300	Huntington Bancshares, Inc.	342,240
4,100	International Bancshares Corp.	53,915
12,383	Intesa SanPaolo SpA (Italy)	19,419
1,447	Intesa SanPaolo SpA-RSP (Italy)	1,860
1,045	Israel Discount Bank Ltd. (Israel) (Class A Stock)(a)	1,533
1,000	Joyo Bank Ltd. (The) (Japan)	4,652
230	KBC Groep NV (Belgium)	5,306
48,700	KeyCorp	288,791
400	Lakeland Financial Corp.	8,264
56,668	Lloyds Banking Group PLC (United Kingdom)(a)	30,423
4,300	MainSource Financial Group, Inc.	37,496
18,100	Mitsubishi UFJ Financial Group, Inc. (Japan)	83,073
180	Mizrahi Tefahot Bank Ltd. (Israel)	1,479
31,960	Mizuho Financial Group, Inc. (Japan)	46,802
3,041	National Australia Bank Ltd. (Australia)	64,595

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
1,280	National Bank of Greece SA (Greece)(a)	$4,631
1,200	National Penn Bancshares, Inc.	8,412
1,281	Natixis (France)	4,030
1,200	NBT Bancorp, Inc.	22,344
1,000	Nishi-Nippon City Bank Ltd. (The) (Japan)	3,073
3,702	Nordea Bank AB (Sweden)	29,961
1,500	Old National Bancorp	13,980
4,000	Oversea-Chinese Banking Corp. Ltd. (Singapore)	24,653
1,300	Peoples Bancorp, Inc.	14,300
16,500	PNC Financial Services Group, Inc.	795,135
1,300	PrivateBancorp, Inc.	9,776
64	Raiffeisen Bank International AG (Austria)	1,853
2,000	Republic Bancorp, Inc. (Class A Stock)	35,420
2,800	Resona Holdings, Inc. (Japan)	13,359
23,514	Royal Bank of Scotland Group PLC (United Kingdom)(a)	8,412
2,000	Shinsei Bank Ltd. (Japan)	2,248
500	Shizuoka Bank Ltd. (The) (Japan)	5,239
2,004	Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	10,773
884	Societe Generale SA (France)	23,141
3,305	Standard Chartered PLC (United Kingdom)	65,938
1,867	Sumitomo Mitsui Financial Group, Inc. (Japan)	52,604
3,980	Sumitomo Mitsui Trust Holdings, Inc. (Japan)	13,173
7,400	SunTrust Banks, Inc.	132,830
652	Svenska Handelsbanken AB (Sweden) (Class A Stock)	16,591
1,176	Swedbank AB (Sweden) (Class A Stock)	12,984
11,808	U.S. Bancorp	277,960
18,739	UniCredit SpA (Italy)	19,870
1,200	Union First Market Bankshares Corp.	12,864
861	Unione di Banche Italiane ScpA (Italy)	3,187
1,600	United Overseas Bank Ltd. (Singapore)	20,574
200	Univest Corp. of Pennsylvania	2,666
1,700	Webster Financial Corp.	26,010
104,641	Wells Fargo & Co.	2,523,941
2,300	WesBanco, Inc.	39,813
900	West Bancorporation, Inc.	7,632
4,286	Westpac Banking Corp. (Australia)	82,999
500	Wing Hang Bank Ltd. (Hong Kong)	4,036

		7,012,318

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	23

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services & Supplies 0.2%
396	Aggreko PLC (United Kingdom)	$9,965
523	Babcock International Group PLC (United Kingdom)	5,332
2,125	Brambles Ltd. (Australia)	13,100
900	Consolidated Graphics, Inc.(a)	32,877
6,800	Corrections Corp. of America(a)	154,292
1,600	Courier Corp.	10,464
1,000	Dai Nippon Printing Co. Ltd. (Japan)	10,341
222	Edenred (France)	5,289
300	Ennis, Inc.	3,918
2,009	G4S PLC (United Kingdom)	8,312
4,700	Rollins, Inc.	87,937
300	Secom Co. Ltd. (Japan)	14,470
396	Securitas AB (Sweden) (Class B Stock)	2,880
659	Serco Group PLC (United Kingdom)	5,213
40	Societe BIC SA (France)	3,406
900	Standard Parking Corp.(a)	14,076
8,200	Steelcase, Inc. (Class A Stock)	51,742
4,400	Sykes Enterprises, Inc.(a)	65,780
500	Toppan Printing Co. Ltd. (Japan)	3,642
400	UniFirst Corp.	18,116
200	United Stationers, Inc.	5,450

		526,602

Communications Equipment 1.5%
2,000	ADTRAN, Inc.	52,920
3,377	Alcatel-Lucent (France)(a)	9,792
2,400	ARRIS Group, Inc.(a)	24,720
1,700	Black Box Corp.	36,295
110,166	Cisco Systems, Inc.	1,706,471
3,300	DG FastChannel, Inc.(a)	55,935
200	InterDigital, Inc.	9,316
1,400	Loral Space & Communications, Inc.(a)	70,140
14,100	Motorola Solutions, Inc.	590,790
3,300	NETGEAR, Inc.(a)	85,437
5,083	Nokia OYJ (Finland)	28,743
1,900	Plantronics, Inc.	54,055
1,400	Polycom, Inc.(a)	25,718
35,500	QUALCOMM, Inc.	1,726,365
4,290	Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	41,193

		4,517,890

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computers & Peripherals 2.7%
15,700	Apple, Inc.(a)	$5,984,526
40,800	Dell, Inc.(a)(b)	577,320
6,200	Electronics for Imaging, Inc.(a)	83,514
2,500	Fujitsu Ltd. (Japan)	11,790
43,111	Hewlett-Packard Co.(b)	967,842
3,000	NEC Corp. (Japan)	6,094
900	Rimage Corp.	11,385
9,900	SanDisk Corp.(a)	399,465
200	Seiko Epson Corp. (Japan)	2,545
6,000	Toshiba Corp. (Japan)	24,477
7,300	Western Digital Corp.(a)(b)	187,756

		8,256,714

Construction & Engineering 0.1%
207	ACS Actividades de Construccion y Servicios SA (Spain)	7,295
1,105	Balfour Beatty PLC (United Kingdom)	4,371
346	Bouygues SA (France)	11,446
58	Eiffage SA (France)	1,789
518	Ferrovial SA (Spain)	5,905
78	Fomento de Construcciones y Contratas SA (Spain)	1,923
1,200	Great Lakes Dredge & Dock Corp.	4,884
58	Hochtief AG (Germany)	3,623
500	JGC Corp. (Japan)	12,227
1,000	Kajima Corp. (Japan)	3,282
90	Koninklijke Boskalis Westminster NV (Netherlands)	2,768
100	Layne Christensen Co.(a)	2,310
218	Leighton Holdings Ltd. (Australia)	3,872
200	Michael Baker Corp.(a)	3,826
1,000	Obayashi Corp. (Japan)	4,940
4,500	Primoris Services Corp.	47,070
1,000	Shimizu Corp. (Japan)	4,389
582	Skanska AB (Sweden) (Class B Stock)	8,057
1,000	Taisei Corp. (Japan)	2,753
2,000	URS Corp.(a)	59,320
619	Vinci SA (France)	26,550

		222,600

Construction Materials
973	Boral Ltd. (Australia)	3,238
293	Cimpor Cimentos de Portugal SGPS SA (Portugal)	1,957

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	25

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction Materials (cont’d.)
1,010	CRH PLC (Ireland)	$15,609
979	Fletcher Building Ltd. (New Zealand)	5,726
180	HeidelBergCement AG (Germany)	6,539
350	Holcim Ltd. (Switzerland)	18,574
53	Imerys SA (France)	2,651
570	James Hardie Industries SE (Australia)(a)	3,117
283	Lafarge SA (France)	9,726

		67,137

Consumer Finance 0.3%
6,200	Advance America Cash Advance Centers, Inc.	45,632
100	Aeon Credit Service Co. Ltd. (Japan)	1,539
1,200	Credit Acceptance Corp.(a)	77,232
200	Credit Saison Co. Ltd. (Japan)	3,856
22,100	Discover Financial Services	506,974
600	EZCORP, Inc. (Class A Stock)(a)	17,124
4,800	Nelnet, Inc. (Class A Stock)	90,144
1,300	NetSpend Holdings, Inc.(a)	6,682
16,800	SLM Corp.	209,160
300	World Acceptance Corp.(a)	16,785

		975,128

Containers & Packaging 0.1%
1,545	Amcor Ltd. (Australia)	10,228
8,700	Graphic Packaging Holding Co.(a)	30,015
1,219	Rexam PLC (United Kingdom)	5,862
22,800	Sealed Air Corp.	380,760
200	Toyo Seikan Kaisha Ltd. (Japan)	3,027

		429,892

Distributors 0.3%
800	Core-Mark Holding Co., Inc.(a)	24,504
16,800	Genuine Parts Co.	853,440
200	Jardine Cycle & Carriage Ltd. (Singapore)	6,355
8,000	Li & Fung Ltd. (Hong Kong)	13,349
5,400	LKQ Corp.(a)	130,464

		1,028,112

Diversified Consumer Services 0.1%
500	American Public Education, Inc.(a)	17,000
100	Benesse Holdings, Inc. (Japan)	4,430

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Consumer Services (cont’d.)
400	Capella Education Co.(a)	$11,352
5,500	Career Education Corp.(a)	71,775
10,500	H&R Block, Inc.	139,755
600	Hillenbrand, Inc.	11,040
1,000	Lincoln Educational Services Corp.	8,090
600	Mac-Gray Corp.	7,746
600	Sotheby’s	16,542

		287,730

Diversified Financial Services 1.5%
246	ASX Ltd. (Australia)	7,145
57,145	Bank of America Corp.	349,727
57,770	Citigroup, Inc.(b)	1,480,067
4,700	Compass Diversified Holdings	57,246
283	Deutsche Boerse AG (Germany)(a)	14,313
300	Encore Capital Group, Inc.(a)	6,555
44	Eurazeo (France)	1,848
90	Exor SpA (Italy)	1,762
116	Groupe Bruxelles Lambert SA (Belgium)	8,147
1,500	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	21,759
80	Industrivarden AB (Sweden) (Class C Stock)	838
5,397	ING Groep NV (Netherlands)(a)	38,069
629	Investor AB (Sweden) (Class B Stock)	11,069
79,130	JPMorgan Chase & Co.	2,383,396
291	Kinnevik Investment AB (Sweden) (Class B Stock)	5,384
213	London Stock Exchange Group PLC (United Kingdom)	2,680
90	Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	3,593
150	ORIX Corp. (Japan)	11,773
40	Pargesa Holding SA (Switzerland)	2,736
1,100	PHH Corp.(a)	17,688
184	Pohjola Bank PLC (Finland) (Class A Stock)	1,936
1,000	Singapore Exchange Ltd. (Singapore)	5,026

		4,432,757

Diversified Telecommunication Services 1.9%
113,310	AT&T, Inc.	3,231,601
200	Atlantic Tele-Network, Inc.	6,576
214	Belgacom SA (Belgium)	6,440
2,535	Bezeq the Israeli Telecommunication Corp. Ltd. (Israel)	4,743
11,285	BT Group PLC (United Kingdom)	30,248

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	27

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)
900	Cbeyond, Inc.(a)	$6,354
15,800	CenturyLink, Inc.	523,296
400	Consolidated Communications Holdings, Inc.	7,220
4,001	Deutsche Telekom AG (Germany)	46,963
215	Elisa OYJ (Finland)	4,395
2,641	France Telecom SA (France)	43,225
349	Hellenic Telecommunications Organization SA (Greece)	1,483
12	Iliad SA (France)	1,341
640	Inmarsat PLC (United Kingdom)	4,874
2,221	Koninklijke KPN NV (Netherlands)	29,253
700	Nippon Telegraph & Telephone Corp. (Japan)	33,536
2,000	PCCW Ltd. (Hong Kong)	744
835	Portugal Telecom SGPS SA (Portugal)	6,135
3,200	Premiere Global Services, Inc.(a)	20,544
11,000	Singapore Telecommunications Ltd. (Singapore)	26,516
35	Swisscom AG (Switzerland)	14,239
200	TDC A/S (Denmark)	1,634
452	Tele2 AB (Sweden) (Class B Stock)	8,187
2,987	Telecom Corp. of New Zealand Ltd. (New Zealand)	5,937
13,722	Telecom Italia SpA (Italy)	14,909
8,750	Telecom Italia SpA-RSP (Italy)	8,510
5,791	Telefonica SA (Spain)	110,983
457	Telekom Austria AG (Austria)	4,612
1,069	Telenor ASA (Norway)	16,487
3,103	TeliaSonera AB (Sweden)	20,458
6,211	Telstra Corp. Ltd. (Australia)	18,498
32,750	Verizon Communications, Inc.(b)	1,205,200
1,763	Vivendi SA (France)	35,894
800	Vonage Holdings Corp.(a)	2,080
10,400	Windstream Corp.	121,264

		5,624,379

Electric Utilities 1.0%
37	Acciona SA (Spain)	3,119
1,900	American Electric Power Co., Inc.	72,238
1,000	Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	5,826
1,000	Chubu Electric Power Co., Inc. (Japan)	18,729
400	Chugoku Electric Power Co., Inc. (The) (Japan)	7,035
2,500	CLP Holdings Ltd. (Hong Kong)	22,523
271	Contact Energy Ltd. (New Zealand)(a)	1,119

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
20,000	Duke Energy Corp.(b)	$399,800
2,508	E.ON AG (Germany)	54,414
344	EDF SA (France)	9,963
2,513	EDP - Energias de Portugal SA (Portugal)	7,740
300	El Paso Electric Co.	9,627
9,376	Enel SpA (Italy)	41,388
15,500	Entergy Corp.	1,027,495
800	Exelon Corp.	34,088
7,300	FirstEnergy Corp.	327,843
639	Fortum OYJ (Finland)	15,041
300	Hokkaido Electric Power Co., Inc. (Japan)	4,422
200	Hokuriku Electric Power Co. (Japan)	3,690
5,791	Iberdrola SA (Spain)	39,152
1,000	IDACORP, Inc.	37,780
1,100	Kansai Electric Power Co., Inc. (The) (Japan)	19,009
600	Kyushu Electric Power Co., Inc. (Japan)	9,647
100	MGE Energy, Inc.	4,067
11,000	NextEra Energy, Inc.	594,220
1,200	PNM Resources, Inc.	19,716
5,200	Portland General Electric Co.	123,188
2,000	Power Assets Holdings Ltd. (Hong Kong)	15,302
165	Public Power Corp. SA (Greece)	1,311
155	Red Electrica Corp. SA (Spain)	7,063
200	Shikoku Electric Power Co., Inc. (Japan)	5,498
1,542	SP AusNet (Australia)	1,385
1,327	SSE PLC (United Kingdom)	26,629
1,821	Terna Rete Elettrica Nazionale SpA (Italy)	6,753
600	Tohoku Electric Power Co., Inc. (Japan)	8,313
2,200	Tokyo Electric Power Co., Inc. (The) (Japan)	6,651
1,700	UniSource Energy Corp.	61,353
82	Verbund AG (Austria)	2,360

		3,055,497

Electrical Equipment 0.7%
3,089	ABB Ltd. (Switzerland)	52,840
290	Alstom SA (France)	9,552
55	Bekaert SA (Belgium)	2,239
900	Belden, Inc.	23,211
1,600	Brady Corp. (Class A Stock)	42,288
2,500	Cooper Industries PLC	115,300

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	29

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electrical Equipment (cont’d.)
25,100	Emerson Electric Co.	$1,036,881
3,400	EnerSys(a)	68,068
2,100	Franklin Electric Co., Inc.	76,188
1,000	Fuji Electric Co. Ltd. (Japan)	2,589
1,000	Furukawa Electric Co. Ltd. (Japan)	2,724
1,000	GS Yuasa Corp. (Japan)	4,689
2,000	Hubbell, Inc. (Class B Stock)	99,080
215	Legrand SA (France)	6,702
3,000	Mitsubishi Electric Corp. (Japan)	26,574
200	Nidec Corp. (Japan)	16,107
294	Prysmian SpA (Italy)	3,862
5,100	Rockwell Automation, Inc.	285,600
696	Schneider Electric SA (France)	37,247
1,100	Sumitomo Electric Industries Ltd. (Japan)	12,919
3,700	Thomas & Betts Corp.(a)	147,667
100	Ushio, Inc. (Japan)	1,522
232	Vestas Wind Systems A/S (Denmark)(a)	3,760
400	Vicor Corp.	3,500
700	Woodward, Inc.	19,180

		2,100,289

Electronic Equipment, Instruments & Components 0.4%
3,700	Brightpoint, Inc.(a)	34,077
400	Citizen Holdings Co. Ltd. (Japan)	1,992
54,900	Corning, Inc.	678,564
5,000	DDi Corp.	36,200
4,000	Foxconn International Holdings Ltd. (Hong Kong)(a)	2,066
600	Fujifilm Holdings Corp. (Japan)	13,944
300	GSI Group, Inc.(a)	2,304
370	Hexagon AB (Sweden) (Class B Stock)	4,811
50	Hirose Electric Co. Ltd. (Japan)	4,648
100	Hitachi High-Technologies Corp. (Japan)	2,007
6,000	Hitachi Ltd. (Japan)	29,784
600	Hoya Corp. (Japan)	13,911
200	Ibiden Co. Ltd. (Japan)	4,226
2,600	Insight Enterprises, Inc.(a)	39,364
100	Keyence Corp. (Japan)	27,365
250	Kyocera Corp. (Japan)	20,904
300	Littelfuse, Inc.	12,063
250	Murata Manufacturing Co. Ltd. (Japan)	13,574

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
1,500	Newport Corp.(a)	$16,215
1,000	Nippon Electric Glass Co. Ltd. (Japan)	9,087
300	Omron Corp. (Japan)	5,892
1,100	PC Connection, Inc.(a)	8,778
2,000	Sanmina-SCI Corp.(a)	13,360
500	Shimadzu Corp. (Japan)	4,218
3,100	SYNNEX Corp.(a)	81,220
200	TDK Corp. (Japan)	6,977
500	Yaskawa Electric Corp. (Japan)	3,769
200	Yokogawa Electric Corp. (Japan)	1,892

		1,093,212

Energy Equipment & Services 0.8%
245	Aker Solutions ASA (Norway)	2,347
471	AMEC PLC (United Kingdom)	5,943
18,200	Baker Hughes, Inc.	840,112
700	Bristow Group, Inc.	29,701
192	CIE Generale de Geophysique-Veritas (France)(a)	3,382
4,400	Complete Production Services, Inc.(a)	82,940
95	Fugro NV (Netherlands)	4,791
7,000	Halliburton Co.	213,640
6,900	Helix Energy Solutions Group, Inc.(a)	90,390
900	Helmerich & Payne, Inc.	36,540
2,100	Matrix Service Co.(a)	17,871
26,200	McDermott International, Inc.(a)	281,912
400	OYO Geospace Corp.(a)	22,516
1,500	Parker Drilling Co.(a)	6,585
372	Petrofac Ltd. (United Kingdom)	6,881
3,200	RPC, Inc.	52,224
380	Saipem SpA (Italy)	13,337
270	SBM Offshore NV (Netherlands)	4,679
8,900	Schlumberger Ltd.	531,597
2,400	SEACOR Holdings, Inc.	192,504
409	Seadrill Ltd. (Norway)	11,295
391	Subsea 7 SA (Norway)(a)	7,427
135	Technip SA (France)	10,816
629	Tenaris SA (Italy)	7,923
433	Transocean Ltd.	20,877
251	WorleyParsons Ltd. (Australia)	6,263

		2,504,493

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	31

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Staples Retailing 1.5%
900	Aeon Co. Ltd. (Japan)	$12,174
100	Arden Group, Inc. (Class A Stock)	7,950
827	Carrefour SA (France)	18,832
78	Casino Guichard Perrachon SA (France)	6,088
82	Colruyt SA (Belgium)	3,407
34,000	CVS Caremark Corp.(b)	1,141,720
149	Delhaize Group SA (Belgium)	8,710
827	Distribuidora Internacional de Alimentacion SA (Spain)(a)	3,293
100	FamilyMart Co. Ltd. (Japan)	3,819
1,757	J Sainsbury PLC (United Kingdom)	7,481
322	Jeronimo Martins SGPS SA (Portugal)	5,028
85	Kesko OYJ (Finland) (Class B Stock)	2,615
1,661	Koninklijke Ahold NV (Netherlands)	19,534
33,200	Kroger Co. (The)	729,072
100	Lawson, Inc. (Japan)	5,661
768	Metcash Ltd. (Australia)	3,027
172	Metro AG (Germany)	7,301
100	Nash Finch Co.	2,693
1,000	Olam International Ltd. (Singapore)	1,704
1,050	Seven & I Holdings Co. Ltd. (Japan)	29,432
1,900	Susser Holdings Corp.(a)	37,867
4,700	Sysco Corp.	121,730
11,176	Tesco PLC (United Kingdom)	65,465
300	Village Super Market, Inc. (Class A Stock)	7,182
42,900	Wal-Mart Stores, Inc.(b)	2,226,510
1,416	Wesfarmers Ltd. (Australia)	42,784
212	Wesfarmers Ltd. - PPS (Australia)	6,523
3,134	WM Morrison Supermarkets PLC (United Kingdom)	14,130
1,724	Woolworths Ltd. (Australia)	41,198

		4,582,930

Food Products 1.0%
1,000	Ajinomoto Co., Inc. (Japan)	11,813
25,400	Archer-Daniels-Midland Co.	630,174
136	Aryzta AG (Switzerland)	5,905
503	Associated British Foods PLC (United Kingdom)	8,659
11,800	Bunge Ltd.	687,822
3,700	Corn Products International, Inc.	145,188
811	Danone (France)	49,855
6,600	Darling International, Inc.(a)	83,094

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food Products (cont’d.)
2,200	Fresh Del Monte Produce, Inc.	$51,040
9,000	Golden Agri-Resources Ltd. (Singapore)	4,165
700	J.M. Smucker Co. (The)	51,023
200	Kerry Group PLC (Ireland) (Class A Stock)	7,020
1	Lindt & Spruengli AG (Switzerland)	2,909
100	Meiji Holdings Co. Ltd. (Japan)	4,745
4,813	Nestle SA (Switzerland)	264,969
500	Nisshin Seifun Group, Inc. (Japan)	6,527
100	Nissin Foods Holdings Co. Ltd. (Japan)	4,024
487	Parmalat SpA (Italy)	1,028
4,800	Smart Balance, Inc.(a)	28,320
6,800	Smithfield Foods, Inc.(a)	132,600
90	Suedzucker AG (Germany)	2,557
49,100	Tyson Foods, Inc. (Class A Stock)	852,376
2,296	Unilever NV (Netherlands)	72,676
1,788	Unilever PLC (United Kingdom)	56,008
3,000	Wilmar International Ltd. (Singapore)	11,938
100	Yakult Honsha Co. Ltd. (Japan)	3,120

		3,179,555

Gas Utilities 0.1%
500	Chesapeake Utilities Corp.	20,055
240	Enagas SA (Spain)	4,411
468	Gas Natural SDG SA (Spain)	7,958
6,490	Hong Kong & China Gas Co. Ltd. (Hong Kong)	14,608
3,000	Osaka Gas Co. Ltd. (Japan)	12,464
3,200	Piedmont Natural Gas Co., Inc.	92,448
2,067	Snam Rete Gas SpA (Italy)	9,543
200	South Jersey Industries, Inc.	9,950
1,500	Southwest Gas Corp.	54,255
1,000	Toho Gas Co. Ltd. (Japan)	6,563
3,500	Tokyo Gas Co. Ltd. (Japan)	16,257
6,100	UGI Corp.	160,247

		408,759

Healthcare Equipment & Supplies 1.2%
400	ABIOMED, Inc.(a)	4,412
3,000	Arthrocare Corp.(a)	86,310
200	Atrion Corp.	41,478
500	Baxter International, Inc.	28,070

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	33

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
3,000	Becton Dickinson and Co.	$219,960
800	Cantel Medical Corp.	16,896
17,600	CareFusion Corp.(a)	421,520
290	CIE Generale d’Optique Essilor International SA (France)	20,855
81	Cochlear Ltd. (Australia)	3,591
29	Coloplast A/S (Denmark) (Class B Stock)	4,179
14,400	Covidien PLC(b)	635,040
1,900	Cyberonics, Inc.(a)	53,770
277	Getinge AB (Sweden) (Class B Stock)	6,045
9,200	Hill-Rom Holdings, Inc.	276,184
4,300	IDEXX Laboratories, Inc.(a)	296,571
2,200	Integra LifeSciences Holdings Corp.(a)	78,694
1,700	Invacare Corp.	39,168
1,500	Masimo Corp.	32,475
5,200	Medtronic, Inc.	172,848
300	Olympus Corp. (Japan)	9,259
1,324	Smith & Nephew PLC (United Kingdom)	11,910
74	Sonova Holding AG (Switzerland)	6,714
5,100	St. Jude Medical, Inc.	184,569
11	Straumann Holding AG (Switzerland)	1,721
16,000	Stryker Corp.	754,080
300	SurModics, Inc.(a)	2,730
3,800	Synergetics USA, Inc.(a)	20,482
800	Synovis Life Technologies, Inc.(a)	13,360
88	Synthes, Inc. (Switzerland)	14,241
100	Sysmex Corp. (Japan)	3,598
200	Terumo Corp. (Japan)	10,409
33	William Demant Holding A/S (Denmark)(a)	2,482
2,000	Young Innovations, Inc.	57,000
4,700	Zimmer Holdings, Inc.(a)(b)	251,450

		3,782,071

Healthcare Providers & Services 1.6%
33,200	Aetna, Inc.	1,206,820
100	Alfresa Holdings Corp. (Japan)	4,181
300	Almost Family, Inc.(a)	4,989
900	American Dental Partners, Inc.(a)	8,694
123	Celesio AG (Germany)	1,618
400	Chemed Corp.	21,984
2,200	Five Star Quality Care, Inc.(a)	5,500

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services (cont’d.)
262	Fresenius Medical Care AG & Co. KGaA (Germany)	$17,774
159	Fresenius SE & Co. KGaA (Germany)	14,133
2,100	HealthSpring, Inc.(a)	76,566
1,500	Humana, Inc.	109,095
1,900	Magellan Health Services, Inc.(a)	91,770
200	Medipal Holdings Corp. (Japan)	2,026
1,200	National Healthcare Corp.	38,760
3,700	Providence Service Corp. (The)(a)	39,405
187	Ramsay Health Care Ltd. (Australia)	3,414
3,600	Select Medical Holdings Corp.(a)	24,012
2,800	Skilled Healthcare Group, Inc. (Class A Stock)(a)	10,108
502	Sonic Healthcare Ltd. (Australia)	5,487
100	Suzuken Co. Ltd. (Japan)	2,690
4,500	Team Health Holdings, Inc.(a)	73,890
1,600	Triple-S Management Corp. (Class B Stock)(a)	26,800
39,200	UnitedHealth Group, Inc.	1,807,904
2,600	WellCare Health Plans, Inc.(a)	98,748
17,300	WellPoint, Inc.	1,129,344

		4,825,712

Healthcare Technology 0.1%
1,200	Computer Programs & Systems, Inc.	79,380
3,400	MedAssets, Inc.(a)	32,674
3,300	Medidata Solutions, Inc.(a)	54,252
800	Transcend Services, Inc.(a)	18,032

		184,338

Hotels, Restaurants & Leisure 0.8%
210	Accor SA (France)	5,592
4,800	Ameristar Casinos, Inc.	77,040
57	Autogrill SpA (Italy)	573
120	Biglari Holdings, Inc.(a)	35,567
1,900	Bob Evans Farms, Inc.	54,188
11,900	Carnival Corp.	360,570
209	Carnival PLC (United Kingdom)	6,515
1,600	CEC Entertainment, Inc.	45,552
1,200	Cheesecake Factory, Inc. (The)(a)	29,580
2,624	Compass Group PLC (United Kingdom)	21,169
700	Cracker Barrel Old Country Store, Inc.	28,056
676	Crown Ltd. (Australia)	5,150

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	35

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
1,400	Darden Restaurants, Inc.(b)	$59,850
951	Echo Entertainment Group Ltd. (Australia)(a)	3,359
2,000	Galaxy Entertainment Group Ltd. (Hong Kong)(a)	2,906
8,600	Genting Singapore PLC (Singapore)(a)	9,986
391	Intercontinental Hotels Group PLC (United Kingdom)	6,340
12,268	McDonald’s Corp.	1,077,376
100	McDonald’s Holdings Co. Japan Ltd. (Japan)	2,667
302	OPAP SA (Greece)	3,046
100	Oriental Land Co. Ltd. (Japan)	10,669
400	Panera Bread Co. (Class A Stock)(a)(b)	41,576
3,200	Papa John’s International, Inc.(a)	97,280
3,300	Sands China Ltd. (Hong Kong)(a)	7,721
2,000	Shangri-La Asia Ltd. (Hong Kong)	3,824
2,000	SJM Holdings Ltd. (Hong Kong)	3,533
684	Sky City Entertainment Group Ltd. (New Zealand)	1,731
136	Sodexo (France)	8,955
951	Tabcorp Holdings Ltd. (Australia)	2,343
1,961	Tatts Group Ltd. (Australia)	4,195
196	TUI AG (Germany)(a)	1,008
668	TUI Travel PLC (United Kingdom)	1,541
240	Whitbread PLC (United Kingdom)	5,885
3,400	Wyndham Worldwide Corp.	96,934
2,000	Wynn Macau Ltd. (Hong Kong)	4,730
3,700	Yum! Brands, Inc.	182,743

		2,309,750

Household Durables 0.3%
700	Blyth, Inc.	38,815
300	Casio Computer Co. Ltd. (Japan)	1,900
300	CSS Industries, Inc.	5,004
341	Electrolux AB (Sweden)	5,015
5,200	Harman International Industries, Inc.	148,616
2,000	Helen of Troy Ltd.(a)	50,240
455	Husqvarna AB (Sweden) (Class B Stock)	1,838
1,700	iRobot Corp.(a)	42,772
12,500	Newell Rubbermaid, Inc.	148,375
3,000	Panasonic Corp. (Japan)	28,996
50	Rinnai Corp. (Japan)	4,174
1,000	Sekisui Chemical Co. Ltd. (Japan)	8,407
800	Sekisui House Ltd. (Japan)	7,496

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Durables (cont’d.)
1,000	Sharp Corp. (Japan)	$8,401
1,400	Sony Corp. (Japan)	26,799
3,000	Tupperware Brands Corp.	161,220
3,700	Whirlpool Corp.(b)	184,667

		872,735

Household Products 0.9%
187	Henkel AG & Co. KGaA (Germany)	8,196
9,700	Kimberly-Clark Corp.	688,797
29,275	Procter & Gamble Co. (The)	1,849,594
876	Reckitt Benckiser Group PLC (United Kingdom)	44,385
1,500	Spectrum Brands Holdings, Inc.(a)	35,430
200	Unicharm Corp. (Japan)	9,593

		2,635,995

Independent Power Producers & Energy Traders 0.2%
73,000	AES Corp. (The)(a)	712,480
189	EDP Renovaveis SA (Portugal)(a)	1,029
200	Electric Power Development Co. Ltd. (Japan)	5,910
2,300	Enel Green Power SpA (Italy)	5,240
2,272	International Power PLC (United Kingdom)	10,786

		735,445

Industrial Conglomerates 1.1%
4,100	3M Co.	294,339
6	Delek Group Ltd. (Israel)	910
1,000	Fraser and Neave Ltd. (Singapore)	4,390
195,650	General Electric Co.	2,981,706
3,000	Hutchison Whampoa Ltd. (Hong Kong)	22,201
1,700	Keppel Corp. Ltd. (Singapore)	9,969
1,389	Koninklijke Philips Electronics NV (Netherlands)	24,921
1,500	NWS Holdings Ltd. (Hong Kong)	1,985
1,121	Orkla ASA (Norway)	8,521
1,500	SembCorp Industries Ltd. (Singapore)	3,871
1,143	Siemens AG (Germany)	102,836
573	Smiths Group PLC (United Kingdom)	8,843
36	Wendel SA (France)	2,256

		3,466,748

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	37

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance 1.7%
279	Admiral Group PLC (United Kingdom)	$5,473
2,498	AEGON NV (Netherlands)(a)	10,125
25,000	Aflac, Inc.	873,750
3,129	Ageas (Belgium)	5,388
11,000	AIA Group Ltd. (Hong Kong)	31,151
632	Allianz SE (Germany)	59,237
700	American Equity Investment Life Holding Co.	6,125
3,700	American Financial Group, Inc.	114,959
5,700	American International Group, Inc.(a)	125,115
3,911	AMP Ltd. (Australia)	14,690
1,683	Assicurazioni Generali SpA (Italy)	26,652
13,400	Assurant, Inc.	479,720
4,008	Aviva PLC (United Kingdom)	18,849
2,458	AXA SA (France)	31,978
68	Baloise Holding AG (Switzerland)	4,980
13,100	Berkshire Hathaway, Inc. (Class B Stock)(a)	930,624
1,800	Chubb Corp. (The)	107,982
239	CNP Assurances (France)	3,519
12	Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	12,404
2,100	Delphi Financial Group, Inc. (Class A Stock)	45,192
166	Delta Lloyd NV (Netherlands)	2,620
1,400	FBL Financial Group, Inc. (Class A Stock)	37,268
89,100	Genworth Financial, Inc. (Class A Stock)(a)	511,434
100	Gjensidige Forsikring ASA (Norway)	1,032
97	Hannover Rueckversicherung AG (Germany)	4,386
400	Horace Mann Educators Corp.	4,564
2,625	Insurance Australia Group Ltd. (Australia)	7,599
800	Kansas City Life Insurance Co.	24,696
8,148	Legal & General Group PLC (United Kingdom)	12,169
1,200	Maiden Holdings Ltd.	8,868
1,129	Mapfre SA (Spain)	3,486
17,200	MetLife, Inc.	481,772
790	MS&AD Insurance Group Holdings (Japan)	17,189
268	Muenchener Rueckversicherungs AG (Germany)	33,285
500	National Financial Partners Corp.(a)	5,470
475	NKSJ Holdings, Inc. (Japan)	10,545
7,771	Old Mutual PLC (United Kingdom)	12,610
2,100	Phoenix Cos., Inc. (The)(a)	2,562
4,000	Presidential Life Corp.	32,880
4,500	Primerica, Inc.	97,020

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
3,400	Principal Financial Group, Inc.(b)	$77,078
300	ProAssurance Corp.	21,606
3,584	Prudential PLC (United Kingdom)	30,780
1,448	QBE Insurance Group Ltd. (Australia)	17,782
2,205	Resolution Ltd. (United Kingdom)	8,449
5,102	RSA Insurance Group PLC (United Kingdom)	8,780
598	Sampo OYJ (Finland) (Class A Stock)	15,020
230	SCOR SE (France)	4,961
200	Sony Financial Holdings, Inc. (Japan)	3,054
3,325	Standard Life PLC (United Kingdom)	10,290
1,737	Suncorp Group Ltd. (Australia)	13,225
42	Swiss Life Holding AG (Switzerland)	4,606
490	Swiss Re Ltd. (Switzerland)	22,986
27,200	Symetra Financial Corp.	221,680
800	T&D Holdings, Inc. (Japan)	7,537
1,000	Tokio Marine Holdings, Inc. (Japan)	25,343
3,600	Travelers Cos., Inc. (The)	175,428
26	Tryg A/S (Denmark)	1,367
3,900	Unum Group	81,744
600	Validus Holdings Ltd.	14,952
54	Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	2,053
209	Zurich Financial Services AG (Switzerland)	43,536

		5,031,625

Internet & Catalog Retail 0.2%
500	1-800-Flowers.com, Inc. (Class A Stock)(a)	1,160
2,800	HSN, Inc.(a)	92,764
2,500	Liberty Interactive Corp., Ser. A(a)	36,925
3,200	Nutrisystem, Inc.	38,752
1,000	priceline.com, Inc.(a)(b)	449,460
11	Rakuten, Inc. (Japan)	12,815

		631,876

Internet Software & Services 0.7%
22,500	Akamai Technologies, Inc.(a)	447,300
100	Dena Co. Ltd. (Japan)	4,189
2,000	Dice Holdings, Inc.(a)	15,640
13,200	eBay, Inc.(a)	389,268
600	FriendFinder Networks, Inc.(a)	1,104
1,900	Google, Inc. (Class A Stock)(a)	977,322

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	39

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
6,600	Infospace, Inc.(a)	$55,176
2,300	j2 Global Communications, Inc.	61,870
2,000	Liquidity Services, Inc.(a)	64,140
7,800	NIC, Inc.	89,310
500	Perficient, Inc.(a)	3,660
181	United Internet AG (Germany)	3,060
5,500	United Online, Inc.	28,765
23	Yahoo! Japan Corp. (Japan)	7,143

		2,147,947

IT Services 1.7%
358	Amadeus IT Holding SA (Spain) (Class A Stock)	5,720
65	AtoS (France)	2,805
200	CACI International, Inc. (Class A Stock)(a)	9,988
214	Cap Gemini SA (France)	7,115
1,400	CIBER, Inc.(a)	4,242
600	Computershare Ltd. (Australia)	4,272
1,400	Dynamics Research Corp.(a)	12,488
900	Fidelity National Information Services, Inc.	21,888
800	Fiserv, Inc.(a)	40,616
1,900	Global Cash Access Holdings, Inc.(a)	4,864
126	Indra Sistemas SA (Spain)	1,812
12,141	International Business Machines Corp.(b)	2,125,039
50	ITOCHU Techno-Solutions Corp. (Japan)	2,250
500	ManTech International Corp. (Class A Stock)	15,690
4,700	MasterCard, Inc. (Class A Stock)	1,490,652
1,200	MAXIMUS, Inc.	41,880
1,000	NCI, Inc. (Class A Stock)(a)	11,930
100	Nomura Research Institute Ltd. (Japan)	2,284
2	NTT Data Corp. (Japan)	6,173
10,700	SAIC, Inc.(a)(b)	126,367
1,100	Syntel, Inc.	47,509
400	TeleTech Holdings, Inc.(a)	6,096
200	TNS, Inc.(a)	3,760
2,400	Unisys Corp.(a)	37,656
14,500	Visa, Inc. (Class A Stock)	1,242,940

		5,276,036

Leisure Equipment & Products 0.2%
500	Arctic Cat, Inc.(a)	7,245
1,500	Brunswick Corp.	21,060

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Leisure Equipment & Products (cont’d.)
1,200	Mattel, Inc.(b)	$31,068
300	Namco Bandai Holdings, Inc. (Japan)	4,063
500	Nikon Corp. (Japan)	11,795
7,400	Polaris Industries, Inc.(b)	369,778
50	Sankyo Co. Ltd. (Japan)	2,706
300	Sega Sammy Holdings, Inc. (Japan)	6,999
100	Shimano, Inc. (Japan)	5,293
800	Steinway Musical Instruments, Inc.(a)	17,248
2,100	Sturm, Ruger & Co., Inc.	54,558
200	Yamaha Corp. (Japan)	2,164

		533,977

Life Sciences Tools & Services 0.5%
900	eResearchTechnology, Inc.(a)	4,014
2,600	Life Technologies Corp.(a)	99,918
53	Lonza Group AG (Switzerland)	3,193
22,400	PerkinElmer, Inc.	430,304
319	QIAGEN NV(a)	4,431
16,900	Thermo Fisher Scientific, Inc.(a)	855,816

		1,397,676

Machinery 1.4%
800	Albany International Corp. (Class A Stock)	14,600
489	Alfa Laval AB (Sweden)	7,698
500	Amada Co. Ltd. (Japan)	3,289
500	Astec Industries, Inc.(a)	14,640
930	Atlas Copco AB (Sweden) (Class A Stock)	16,461
573	Atlas Copco AB (Sweden) (Class B Stock)	8,971
2,400	Blount International, Inc.(a)	32,064
400	Cascade Corp.	13,356
3,000	Caterpillar, Inc.	221,520
1,400	CLARCOR, Inc.	57,932
1,000	Cosco Corp. Singapore Ltd. (Singapore)	698
11,200	Cummins, Inc.	914,592
6,100	Deere & Co.	393,877
1,900	Dover Corp.	88,540
20,700	Eaton Corp.	734,850
300	FANUC Corp. (Japan)	41,324
989	Fiat Industrial SpA (Italy)(a)	7,390
233	GEA Group AG (Germany)	5,439

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	41

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery (cont’d.)
500	Hino Motors Ltd. (Japan)	$2,975
100	Hitachi Construction Machinery Co. Ltd. (Japan)	1,674
2,000	IHI Corp. (Japan)	4,409
2,200	Ingersoll-Rand PLC	61,798
1,080	Invensys PLC (United Kingdom)	3,762
500	Japan Steel Works Ltd. (The) (Japan)	2,983
300	John Bean Technologies Corp.	4,278
300	JTEKT Corp. (Japan)	3,590
300	Kadant, Inc.(a)	5,328
2,000	Kawasaki Heavy Industries Ltd. (Japan)	5,100
1,400	Komatsu Ltd. (Japan)	30,184
228	Kone OYJ (Finland) (Class B Stock)	10,844
2,000	Kubota Corp. (Japan)	16,310
100	Kurita Water Industries Ltd. (Japan)	2,803
300	L.B. Foster Co. (Class A Stock)	6,669
150	Makita Corp. (Japan)	5,339
128	MAN SE (Germany)	9,922
11,600	Meritor, Inc.(a)	81,896
185	Metso OYJ (Finland)	5,415
4,500	Mitsubishi Heavy Industries Ltd. (Japan)	18,979
1,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Japan)	1,679
630	NACCO Industries, Inc. (Class A Stock)	39,942
500	NGK Insulators Ltd. (Japan)	7,524
1,000	NSK Ltd. (Japan)	7,349
1,000	NTN Corp. (Japan)	4,690
13,000	PACCAR, Inc.(b)	439,660
10,000	Parker Hannifin Corp.	631,300
1,308	Sandvik AB (Sweden)	15,072
1,900	Sauer-Danfoss, Inc.(a)	54,910
459	Scania AB (Sweden) (Class B Stock)	6,558
33	Schindler Holding AG (Switzerland)	3,597
68	Schindler Holding AG - Part Certification (Switzerland)	7,208
1,000	SembCorp Marine Ltd. (Singapore)	2,449
552	SKF AB (Sweden) (Class B Stock)	10,401
100	SMC Corp. (Japan)	14,616
14	Sulzer AG (Switzerland)	1,439
500	Sumitomo Heavy Industries Ltd. (Japan)	2,557
3,050	Sun Hydraulics Corp.	62,159
150	THK Co. Ltd. (Japan)	2,496
2,600	Timken Co.	85,332

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery (cont’d.)
3,100	Trimas Corp.(a)	$46,035
164	Vallourec SA (France)	9,392
1,984	Volvo AB (Sweden) (Class B Stock)	19,490
222	Wartsila OYJ (Finland)	5,268
280	Weir Group PLC (The) (United Kingdom)	6,690
3,000	Yangzijiang Shipbuilding Holdings Ltd. (Singapore)	2,004
219	Zardoya Otis SA (Spain)	2,784

		4,354,100

Marine
1	A.P. Moller - Maersk A/S (Denmark) (Class A Stock)	5,597
2	A.P. Moller - Maersk A/S (Denmark) (Class B Stock)	11,748
1,000	Kawasaki Kisen Kaisha Ltd. (Japan)	2,080
79	Kuehne & Nagel International AG (Switzerland)	8,866
1,500	Mitsui O.S.K. Lines Ltd. (Japan)	5,779
1,000	Neptune Orient Lines Ltd. (Singapore)	825
2,000	Nippon Yusen K.K. (Japan)	5,425
500	Orient Overseas International Ltd. (Hong Kong)	1,998

		42,318

Media 1.6%
900	Arbitron, Inc.	29,772
30	Axel Springer AG (Germany)	1,033
1,613	British Sky Broadcasting Group PLC (United Kingdom)	16,613
5,900	Cinemark Holdings, Inc.	111,392
44,900	Comcast Corp. (Class A Stock)	938,410
250	Dentsu, Inc. (Japan)	7,921
9,100	DIRECTV (Class A Stock)(a)(b)	384,475
12,800	DISH Network Corp. (Class A Stock)(a)	320,768
132	Eutelsat Communications SA (France)	5,303
3,413	Fairfax Media Ltd. (Australia)	2,682
9,000	Gannett Co., Inc.	85,770
4,100	Global Sources Ltd.(a)	27,757
50	Hakuhodo DY Holdings, Inc. (Japan)	2,901
5,818	ITV PLC (United Kingdom)(a)	5,321
95	JCDecaux SA (France)(a)	2,358
3,000	Journal Communications, Inc. (Class A Stock)(a)	8,910
80	Kabel Deutschland Holding AG (Germany)(a)	4,289
162	Lagardere SCA (France)	3,979
6,500	Liberty Media Corp. - Capital, Ser. A(a)	429,780

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	43

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media (cont’d.)
4,000	Liberty Media Corp. - Starz, Ser. A(a)	$254,240
201	Mediaset Espana Comunicacion SA (Spain)	1,143
959	Mediaset SpA (Italy)	3,021
81	Metropole Television SA (France)	1,313
64	Modern Times Group AB (Sweden) (Class B Stock)	2,565
63,000	News Corp. (Class A Stock)	974,610
1,131	Pearson PLC (United Kingdom)	19,950
177	Publicis Groupe SA (France)	7,387
1,015	Reed Elsevier NV (Netherlands)	11,161
1,691	Reed Elsevier PLC (United Kingdom)	12,946
109	Sanoma OYJ (Finland)	1,281
1,900	Scripps Networks Interactive, Inc. (Class A Stock)(b)	70,623
434	SES SA (France)	10,562
1,300	Sinclair Broadcast Group, Inc. (Class A Stock)	9,321
2,000	Singapore Press Holdings Ltd. (Singapore)	5,718
170	Societe Television Francaise 1 (France)	2,113
9,000	Time Warner, Inc.(b)	269,730
200	Toho Co. Ltd. (Japan)	3,493
6,500	Viacom, Inc. (Class B Stock)	251,810
12,575	Walt Disney Co. (The)	379,262
300	Washington Post Co. (The) (Class B Stock)(b)	98,091
429	Wolters Kluwer NV (Netherlands)	6,962
1,853	WPP PLC (United Kingdom)	17,164

		4,803,900

Metals & Mining 1.0%
300	A.M. Castle & Co.(a)	3,282
153	Acerinox SA (Spain)	1,719
17,400	Alcoa, Inc.	166,518
3,468	Alumina Ltd. (Australia)	4,836
1,839	Anglo American PLC (United Kingdom)	63,282
522	Antofagasta PLC (United Kingdom)	7,454
1,227	ArcelorMittal (Netherlands)	19,604
4,483	BHP Billiton Ltd. (Australia)	148,434
3,085	BHP Billiton PLC (United Kingdom)	82,413
2,740	BlueScope Steel Ltd. (Australia)	1,889
420	Boliden AB (Sweden)	4,319
6,800	Century Aluminum Co.(a)	60,792
4,900	Coeur d’Alene Mines Corp.(a)	105,056
500	Daido Steel Co. Ltd. (Japan)	2,990

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
8	Eramet (France)	$1,105
319	Eurasian Natural Resources Corp. PLC (United Kingdom)	2,827
1,815	Fortescue Metals Group Ltd. (Australia)	7,581
31,000	Freeport-McMoRan Copper & Gold, Inc.	943,950
240	Fresnillo PLC (United Kingdom)	5,867
1,164	Glencore International PLC (United Kingdom)	7,313
100	Globe Specialty Metals, Inc.	1,452
787	Iluka Resources Ltd. (Australia)	9,212
500	JFE Holdings, Inc. (Japan)	10,093
289	Kazakhmys PLC (United Kingdom)	3,531
4,000	Kobe Steel Ltd. (Japan)	6,677
196	Lonmin PLC (United Kingdom)	3,183
1,422	Lynas Corp. Ltd. (Australia)(a)	1,455
261	MacArthur Coal Ltd. (Australia)	3,991
100	Maruichi Steel Tube Ltd. (Japan)	2,361
600	Materion Corp.(a)	13,608
1,800	Metals USA Holdings Corp.(a)	16,110
2,000	Mitsubishi Materials Corp. (Japan)	4,870
1,058	Newcrest Mining Ltd. (Australia)	34,873
3,100	Newmont Mining Corp.	194,990
7,000	Nippon Steel Corp. (Japan)	20,077
1,000	Nisshin Steel Co. Ltd. (Japan)	1,785
5,300	Noranda Aluminum Holding Corp.(a)	44,255
1,285	Norsk Hydro ASA (Norway)	5,828
2,147	OneSteel Ltd. (Australia)	2,516
146	Outokumpu OYJ (Finland)	958
503	OZ Minerals Ltd. (Australia)	4,481
131	Randgold Resources Ltd. (United Kingdom)	12,725
122	Rautaruukki OYJ (Finland)	1,223
6,400	Reliance Steel & Aluminum Co.	217,664
621	Rio Tinto Ltd. (Australia)	36,374
2,043	Rio Tinto PLC (United Kingdom)	90,604
49	Salzgitter AG (Germany)	2,352
258	Sims Metal Management Ltd. (Australia)	3,096
209	SSAB AB (Sweden) (Class A Stock)	1,550
43,000	Steel Dynamics, Inc.	426,560
5,000	Sumitomo Metal Industries Ltd. (Japan)	10,363
1,000	Sumitomo Metal Mining Co. Ltd. (Japan)	13,240
448	ThyssenKrupp AG (Germany)	11,008
400	Universal Stainless & Alloy(a)	10,168

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	45

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
189	Vedanta Resources PLC (United Kingdom)	$3,213
149	Voestalpine AG (Austria)	4,307
2,790	Xstrata PLC (United Kingdom)	35,231
100	Yamato Kogyo Co. Ltd. (Japan)	2,623

		2,909,838

Multiline Retail 0.4%
689	Harvey Norman Holdings Ltd. (Australia)	1,416
600	Isetan Mitsukoshi Holdings Ltd. (Japan)	6,073
500	J. Front Retailing Co. Ltd. (Japan)	2,373
21,400	Kohl’s Corp.	1,050,740
1,000	Lifestyle International Holdings Ltd. (Hong Kong)	2,537
2,344	Marks & Spencer Group PLC (United Kingdom)	11,414
400	Marui Group Co. Ltd. (Japan)	3,007
257	Next PLC (United Kingdom)	10,076
107	PPR (France)	13,831

		1,101,467

Multi-Utilities 0.4%
855	A2A SpA (Italy)	1,064
645	AGL Energy Ltd. (Australia)	8,844
7,104	Centrica PLC (United Kingdom)	32,747
1,000	Dominion Resources, Inc.	50,770
1,725	GDF SUEZ (France)	51,252
4,970	National Grid PLC (United Kingdom)	49,263
10,500	PG&E Corp.	444,255
2,200	Public Service Enterprise Group, Inc.(b)	73,414
596	RWE AG (Germany)	21,985
10,300	Sempra Energy	530,450
395	Suez Environnement Co. (France)	5,497
512	Veolia Environnement SA (France)	7,477

		1,277,018

Office Electronics 0.1%
400	Brother Industries Ltd. (Japan)	4,700
1,600	Canon, Inc. (Japan)	72,650
500	Konica Minolta Holdings, Inc. (Japan)	3,428
53	Neopost SA (France)	3,886
1,000	Ricoh Co. Ltd. (Japan)	8,381
22,400	Xerox Corp.	156,128

		249,173

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 5.6%
5,200	ALON USA Energy, Inc.	$31,876
6,200	Apache Corp.	497,488
400	Apco Oil and Gas International, Inc.	29,768
4,694	BG Group PLC (United Kingdom)	89,837
26,444	BP PLC (United Kingdom)	158,550
2,081	Cairn Energy PLC (United Kingdom)(a)	9,025
181	Caltex Australia Ltd. (Australia)	1,866
39,392	Chevron Corp.	3,644,548
800	Clayton Williams Energy, Inc.(a)	34,248
23,400	ConocoPhillips(b)	1,481,688
2,700	Consol Energy, Inc.	91,611
1,000	Cosmo Oil Co. Ltd. (Japan)	2,475
5,000	CVR Energy, Inc.	105,700
2,500	Delek US Holdings, Inc.	28,175
7,500	Devon Energy Corp.	415,800
7,200	Energen Corp.	294,408
1,000	Energy Partners Ltd.(a)	11,070
4,200	Energy XXI (Bermuda) Ltd.(a)	90,090
3,423	ENI SpA (Italy)	60,220
200	Essar Energy PLC (United Kingdom)(a)	775
83,054	Exxon Mobil Corp.(b)	6,032,212
315	Galp Energia SGPS SA (Portugal) (Class B Stock)	5,753
400	Golar LNG Ltd. (Norway)	12,712
5,300	Hess Corp.	278,038
3	Inpex Corp. (Japan)	18,423
3,310	JX Holdings, Inc. (Japan)	18,578
27,856	Marathon Oil Corp.	601,132
12,678	Marathon Petroleum Corp.	343,067
14,300	Murphy Oil Corp.	631,488
185	Neste Oil OYJ (Finland)	1,606
3,900	Newfield Exploration Co.(a)	154,791
8,400	Occidental Petroleum Corp.	600,600
215	OMV AG (Austria)	6,400
1,520	Origin Energy Ltd. (Australia)	19,450
789	Paladin Energy Ltd. (Australia)(a)	905
2,700	Peabody Energy Corp.(b)	91,476
1,071	Repsol YPF SA (Spain)	28,273
2,200	Rex American Resources Corp.(a)	37,136
600	Rosetta Resources, Inc.(a)	20,532
5,071	Royal Dutch Shell PLC (United Kingdom) (Class A Stock)	156,679

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	47

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
3,780	Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	$117,614
1,255	Santos Ltd. (Australia)	13,582
1,600	Ship Finance International Ltd.	20,800
300	Showa Shell Sekiyu K.K. (Japan)	2,137
1,590	Statoil ASA (Norway)	34,118
3,500	Stone Energy Corp.(a)	56,735
500	TonenGeneral Sekiyu K.K. (Japan)	5,745
2,967	Total SA (France)	130,902
1,264	Tullow Oil PLC (United Kingdom)	25,563
8,100	Vaalco Energy, Inc.(a)	39,366
18,700	Valero Energy Corp.	332,486
200	W&T Offshore, Inc.	2,752
6,500	Western Refining, Inc.(a)	80,990
884	Woodside Petroleum Ltd. (Australia)	27,390
2,000	World Fuel Services Corp.	65,300

		17,093,949

Paper & Forest Products
1,500	Buckeye Technologies, Inc.	36,165
74	Holmen AB (Sweden) (Class B Stock)	1,838
3,300	KapStone Paper and Packaging Corp.(a)	45,837
100	Nippon Paper Group, Inc. (Japan)	2,662
1,000	OJI Paper Co. Ltd. (Japan)	5,485
851	Stora ENSO OYJ (Finland) (Class R Stock)	4,981
851	Svenska Cellulosa AB (Sweden) (Class B Stock)	10,362
760	UPM-Kymmene OYJ (Finland)	8,586

		115,916

Personal Products 0.4%
27,900	Avon Products, Inc.	546,840
140	Beiersdorf AG (Germany)	7,491
9,300	Herbalife Ltd.	498,480
800	Kao Corp. (Japan)	22,284
333	L’Oreal SA (France)	32,485
900	Medifast, Inc.(a)	14,535
2,500	Nu Skin Enterprises, Inc. (Class A Stock)	101,300
500	Shiseido Co. Ltd. (Japan)	9,697
800	USANA Health Sciences, Inc.(a)	22,000

		1,255,112

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals 3.1%
29,700	Abbott Laboratories	$1,518,858
1,300	Allergan, Inc.	107,094
600	Astellas Pharma, Inc. (Japan)	22,648
1,932	AstraZeneca PLC (United Kingdom)	85,742
1,152	Bayer AG (Germany)	63,572
21,900	Bristol-Myers Squibb Co.	687,222
300	Chugai Pharmaceutical Co. Ltd. (Japan)	5,082
900	Daiichi Sankyo Co. Ltd. (Japan)	18,762
300	Dainippon Sumitomo Pharma Co. Ltd. (Japan)	3,297
400	Eisai Co. Ltd. (Japan)	16,139
654	Elan Corp. PLC (Ireland)(a)	6,932
7,700	Eli Lilly & Co.	284,669
7,204	GlaxoSmithKline PLC (United Kingdom)	148,656
100	Hisamitsu Pharmaceutical Co., Inc. (Japan)	4,805
2,300	Jazz Pharmaceuticals, Inc.(a)	95,496
25,800	Johnson & Johnson	1,643,718
200	Kyowa Hakko Kirin Co. Ltd. (Japan)	2,230
900	Medicis Pharmaceutical Corp. (Class A Stock)	32,832
55,289	Merck & Co., Inc.	1,808,503
91	Merck KGaA (Germany)	7,454
500	Mitsubishi Tanabe Pharma Corp. (Japan)	9,296
3,262	Novartis AG (Switzerland)	182,221
590	Novo Nordisk A/S (Denmark) (Class B Stock)	58,843
4,800	Obagi Medical Products, Inc.(a)	43,536
100	Ono Pharmaceutical Co. Ltd. (Japan)	5,966
131	Orion OYJ (Finland) (Class B Stock)	2,638
200	Otsuka Holdings Co. Ltd. (Japan)	5,479
3,100	Par Pharmaceutical Cos., Inc.(a)	82,522
102,419	Pfizer, Inc.	1,810,768
986	Roche Holding AG (Switzerland)	159,251
2,300	Salix Pharmaceuticals Ltd.(a)	68,080
1,553	Sanofi (France)	102,151
100	Santen Pharmaceutical Co. Ltd. (Japan)	4,203
300	Shionogi & Co. Ltd. (Japan)	4,439
819	Shire PLC (United Kingdom)	25,540
1,100	Takeda Pharmaceutical Co. Ltd. (Japan)	52,171
1,339	Teva Pharmaceutical Industries Ltd. (Israel)	49,610
500	Transcept Pharmaceuticals, Inc.(a)	3,310
100	Tsumura & Co. (Japan)	3,188
119	UCB SA (Belgium)	5,071
9,900	Warner Chilcott PLC (Class A Stock)(a)	141,570

		9,383,564

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	49

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Professional Services 0.1%
180	Adecco SA (Switzerland)	$7,095
65	Bureau Veritas SA (France)	4,672
889	Capita Group PLC (The) (United Kingdom)	9,737
6,300	Equifax, Inc.	193,662
1,456	Experian PLC (United Kingdom)	16,345
700	Exponent, Inc.(a)	28,931
1,900	ICF International, Inc.(a)	35,739
1,400	Insperity, Inc.	31,150
222	Intertek Group PLC (United Kingdom)	6,385
800	Kforce, Inc.(a)	7,848
1,500	Korn/Ferry International(a)	18,285
156	Randstad Holding NV (Netherlands)	4,973
8	SGS SA (Switzerland)	12,154

		376,976

Real Estate Investment Trusts 1.0%
3,000	American Capital Agency Corp.(b)	81,300
8,800	Annaly Capital Management, Inc.(b)	146,344
3,500	Anworth Mortgage Asset Corp.	23,800
1,400	Apollo Commercial Real Estate Finance, Inc.	18,438
2,000	Ascendas Real Estate Investment Trust (Singapore)	3,084
10,000	Ashford Hospitality Trust, Inc.	70,200
1,179	British Land Co. PLC (United Kingdom)	8,684
796	Capital Shopping Centres Group PLC (United Kingdom)	4,036
2,000	CapitaMall Trust (Singapore)	2,774
1,000	CapLease, Inc.	3,610
5,700	Capstead Mortgage Corp.	65,778
1,300	CBL & Associates Properties, Inc.	14,768
3,400	Cedar Shopping Centers, Inc.	10,574
2,896	CFS Retail Property Trust (Australia)	4,860
2,900	Chatham Lodging Trust	28,768
88,200	Chimera Investment Corp.(b)	244,314
3,900	Colony Financial, Inc.	50,388
23,700	CommonWealth REIT	449,589
91	Corio NV (Netherlands)	4,193
3,400	CubeSmart	29,002
6,614	Dexus Property Group (Australia)	5,213
8,400	DiamondRock Hospitality Co.	58,716
5,200	Duke Realty Corp.	54,600
1,000	Equity Lifestyle Properties, Inc.	62,700

See Notes to Financial Statements.

50	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
2,300	First Industrial Realty Trust, Inc.(a)	$18,400
39	Fonciere des Regions (France)	2,720
3,700	Franklin Street Properties Corp.	41,847
27	Gecina SA (France)	2,360
2,200	Gladstone Commercial Corp.	34,496
8,647	Goodman Group (Australia)	4,738
2,480	GPT Group (Australia)	7,459
979	Hammerson PLC (United Kingdom)	5,732
2,800	Hatteras Financial Corp.	70,448
16,200	Hospitality Properties Trust(b)	343,926
34	ICADE (France)	2,656
5,900	Inland Real Estate Corp.	43,070
6,100	Invesco Mortgage Capital, Inc.	86,193
1	Japan Prime Realty Investment Corp. (Japan)	2,568
1	Japan Real Estate Investment Corp. (Japan)	9,777
2	Japan Retail Fund Investment Corp. (Japan)	3,216
700	Kite Realty Group Trust	2,562
153	Klepierre (France)	4,289
1,141	Land Securities Group PLC (United Kingdom)	11,340
900	LaSalle Hotel Properties	17,280
3,000	Link REIT (The) (Hong Kong)	9,478
1,000	Mack-Cali Realty Corp.	26,750
16,200	MFA Financial, Inc.	113,724
5,155	Mirvac Group (Australia)	5,667
800	Monmouth Real Estate Investment Corp. (Class A Stock)	6,344
1,000	National Health Investors, Inc.	42,130
1	Nippon Building Fund, Inc. (Japan)	10,352
1,100	Omega Healthcare Investors, Inc.	17,523
5,100	PennyMac Mortgage Investment Trust	81,090
8,000	ProLogis, Inc.	194,000
1,000	PS Business Parks, Inc.	49,540
6,800	Resource Capital Corp.	34,000
4,700	Sabra Healthcare REIT, Inc.	44,838
400	Saul Centers, Inc.	13,524
981	Segro PLC (United Kingdom)	3,346
1,500	Sovran Self Storage, Inc.	55,755
3,514	Stockland (Australia)	9,781
500	Summit Hotel Properties, Inc.	3,530
6,000	Sunstone Hotel Investors, Inc.(a)	34,140
130	Unibail-Rodamco SE (France)	23,197

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	51

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
900	Urstadt Biddle Properties, Inc. (Class A Stock)	$14,373
3,166	Westfield Group (Australia)	23,478
4,335	Westfield Retail Trust (Australia)	10,089
4,200	Winthrop Realty Trust	36,498

		3,023,957

Real Estate Management & Development 0.1%
100	Aeon Mall Co. Ltd. (Japan)	2,284
3,000	CapitaLand Ltd. (Singapore)	5,598
1,000	CapitaMalls Asia Ltd. (Singapore)	922
2,000	Cheung Kong Holdings Ltd. (Hong Kong)	21,681
1,000	City Developments Ltd. (Singapore)	7,250
100	Daito Trust Construction Co. Ltd. (Japan)	9,168
1,000	Daiwa House Industry Co. Ltd. (Japan)	12,804
2,000	Global Logistic Properties Ltd. (Singapore)(a)	2,508
1,000	Hang Lung Group Ltd. (Hong Kong)	5,095
3,500	Hang Lung Properties Ltd. (Hong Kong)	10,414
2,000	Henderson Land Development Co. Ltd. (Hong Kong)	8,979
1,000	Hopewell Holdings Ltd. (Hong Kong)	2,869
1,000	Hysan Development Co. Ltd. (Hong Kong)	3,030
2,100	IMMOFINANZ AG (Austria)	5,937
1,100	Jones Lang LaSalle, Inc.	56,991
1,000	Keppel Land Ltd. (Singapore)	1,953
1,000	Kerry Properties Ltd. (Hong Kong)	3,192
738	Lend Lease Group (Australia)	4,956
2,000	Mitsubishi Estate Co. Ltd. (Japan)	32,441
1,000	Mitsui Fudosan Co. Ltd. (Japan)	15,797
3,000	New World Development Ltd. (Hong Kong)	2,869
100	Nomura Real Estate Holdings, Inc. (Japan)	1,513
2	NTT Urban Development Corp. (Japan)	1,453
3,000	Sino Land Co. Ltd. (Hong Kong)	3,962
800	Sumitomo Realty & Development Co. Ltd. (Japan)	15,379
2,000	Sun Hung Kai Properties Ltd. (Hong Kong)	22,944
1,000	Swire Pacific Ltd. (Hong Kong) (Class A Stock)	10,275
1,000	Tokyu Land Corp. (Japan)	3,594
500	UOL Group Ltd. (Singapore)	1,576
2,000	Wharf Holdings Ltd. (Hong Kong)	9,867
1,000	Wheelock & Co. Ltd. (Hong Kong)	2,959

		290,260

See Notes to Financial Statements.

52	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Road & Rail 0.8%
1,100	Amerco, Inc.(a)	$68,695
4,218	Asciano Ltd. (Australia)	5,812
4,700	Avis Budget Group, Inc.(a)	45,449
1,000	Celadon Group, Inc.	8,880
2	Central Japan Railway Co. (Japan)	17,454
3,000	ComfortDelGro Corp. Ltd. (Singapore)	2,979
43,200	CSX Corp.	806,544
300	DSV A/S (Denmark)	5,398
500	East Japan Railway Co. (Japan)	30,313
1,000	Keikyu Corp. (Japan)	9,232
500	KEIO Corp. (Japan)	3,577
500	Keisei Electric Railway Co. Ltd. (Japan)	3,390
2,500	Kintetsu Corp. (Japan)	9,426
2,000	MTR Corp. (Hong Kong)	5,987
1,000	Nippon Express Co. Ltd. (Japan)	4,265
21,300	Norfolk Southern Corp.	1,299,726
700	Odakyu Electric Railway Co. Ltd. (Japan)	6,654
700	Old Dominion Freight Line, Inc.(a)	20,279
2,400	QR National Ltd. (Australia)	7,257
1,000	Tobu Railway Co. Ltd. (Japan)	4,710
1,500	Tokyu Corp. (Japan)	7,538
1,300	Union Pacific Corp.	106,171
900	Werner Enterprises, Inc.	18,747
300	West Japan Railway Co. (Japan)	12,860

		2,511,343

Semiconductors & Semiconductor Equipment 1.0%
200	Advantest Corp. (Japan)	2,156
4,800	Amkor Technology, Inc.(a)	20,928
4,700	Amtech Systems, Inc.(a)	37,600
50,600	Applied Materials, Inc.	523,710
1,929	ARM Holdings PLC (United Kingdom)	16,496
300	ASM Pacific Technology Ltd. (Hong Kong)	2,928
599	ASML Holding NV (Netherlands)	20,713
2,300	ATMI, Inc.(a)	36,386
7,500	Brooks Automation, Inc.	61,125
3,300	Cirrus Logic, Inc.(a)	48,642
1,100	Cohu, Inc.	10,868
300	Elpida Memory, Inc. (Japan)(a)	1,876
11,800	Entegris, Inc.(a)	75,284

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	53

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
1,630	Infineon Technologies AG (Germany)	$12,027
86,600	Intel Corp.	1,847,178
700	LTX-Credence Corp.(a)	3,703
1,300	MKS Instruments, Inc.	28,223
1,300	Monolithic Power Systems, Inc.(a)	13,234
32,400	PMC - Sierra, Inc.(a)	193,752
718	Renewable Energy Corp. ASA (Norway)(a)	628
150	Rohm Co. Ltd. (Japan)	7,825
1,700	Spansion, Inc. (Class A Stock)(a)	20,774
925	STMicroelectronics NV (France)	6,045
200	Sumco Corp. (Japan)	1,868
3,700	Tessera Technologies, Inc.(a)	44,178
250	Tokyo Electron Ltd. (Japan)	11,340
2,700	Veeco Instruments, Inc.(a)	65,880

		3,115,367

Software 2.5%
3,300	ACI Worldwide, Inc.(a)	90,882
800	Actuate Corp.(a)	4,416
311	Autonomy Corp. PLC (United Kingdom)(a)	12,305
700	Blackbaud, Inc.	15,589
3,600	BMC Software, Inc.(a)	138,816
36,600	CA, Inc.	710,406
1,000	Citrix Systems, Inc.(a)	54,530
71	Dassault Systemes SA (France)	5,014
2,900	Fair Isaac Corp.	63,307
6,800	Intuit, Inc.(a)	322,592
100	Konami Corp. (Japan)	3,357
600	Manhattan Associates, Inc.(a)	19,848
128,613	Microsoft Corp.	3,201,177
2,500	Monotype Imaging Holdings, Inc.(a)	30,325
5,300	Netscout Systems, Inc.(a)	60,526
74	NICE Systems Ltd. (Israel)(a)	2,227
150	Nintendo Co. Ltd. (Japan)	22,041
1,300	Opnet Technologies, Inc.	45,383
75,800	Oracle Corp.	2,178,492
100	Oracle Corp. (Japan)	3,521
5,600	Parametric Technology Corp.(a)	86,128
3,000	Progress Software Corp.(a)	52,650
3,500	Quest Software, Inc.(a)	55,580

See Notes to Financial Statements.

54	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (cont’d.)
1,863	Sage Group PLC (The) (United Kingdom)	$7,389
1,255	SAP AG (Germany)	63,857
2,900	SeaChange International, Inc.(a)	22,330
3,800	SS&C Technologies Holdings, Inc.(a)	54,302
6,700	Symantec Corp.(a)	109,210
2,300	TeleNav, Inc.(a)	20,401
100	Trend Micro, Inc. (Japan)	3,127
2,100	Websense, Inc.(a)	36,330

		7,496,058

Specialty Retail 0.8%
200	America’s Car-Mart, Inc.(a)	5,804
3,600	Ascena Retail Group, Inc.(a)	97,452
4,600	Bed Bath & Beyond, Inc.(a)	263,626
1,100	Buckle, Inc. (The)	42,306
2,300	Destination Maternity Corp.	29,601
1,661	Esprit Holdings Ltd. (Hong Kong)	2,011
1,100	Express, Inc.	22,319
100	Fast Retailing Co. Ltd. (Japan)	17,910
2,000	Finish Line, Inc. (The) (Class A Stock)	39,980
12,100	Guess?, Inc.(b)	344,729
1,406	Hennes & Mauritz AB (H&M) (Sweden) (Class B Stock)	42,098
306	Inditex SA (Spain)	26,122
3,268	Kingfisher PLC (United Kingdom)	12,549
1,200	Kirkland’s, Inc.(a)	11,004
50	Nitori Holdings Co. Ltd. (Japan)	5,033
1,200	PetSmart, Inc.	51,180
4,300	Pier 1 Imports, Inc.(a)	42,054
2,300	Rent-A-Center, Inc.	63,135
2,900	Ross Stores, Inc.	228,201
500	Select Comfort Corp.(a)	6,985
1,500	Shoe Carnival, Inc.(a)	35,400
3,700	Stein Mart, Inc.	23,125
300	Systemax, Inc.(a)	3,816
13,200	TJX Cos., Inc.	732,204
30	USS Co. Ltd. (Japan)	2,551
4,200	Williams-Sonoma, Inc.(b)	129,318
130	Yamada Denki Co. Ltd. (Japan)	9,041

		2,289,554

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	55

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods 0.5%
301	Adidas AG (Germany)	$18,318
637	Burberry Group PLC (United Kingdom)	11,568
78	Christian Dior SA (France)	8,733
740	Cie Financiere Richemont SA (Switzerland)	32,964
20,300	Coach, Inc.	1,052,149
200	Columbia Sportswear Co.	9,280
1,600	Crocs, Inc.(a)	37,872
131	Luxottica Group SpA (Italy)	3,329
344	LVMH Moet Hennessy Louis Vuitton SA (France)	45,408
2,900	Maidenform Brands, Inc.(a)	67,889
2,800	Movado Group, Inc.	34,104
29	Pandora A/S (Denmark)	193
400	Steven Madden Ltd.(a)	12,040
43	Swatch Group AG (The) (Bearer Shares) (Switzerland)	14,148
70	Swatch Group AG (The) (Registered Shares) (Switzerland)	4,172
3,500	True Religion Apparel, Inc.(a)	94,360
300	Unifi, Inc.(a)	2,451
1,900	Warnaco Group, Inc. (The)(a)	87,571
1,000	Yue Yuen Industrial Holdings Ltd. (Hong Kong)	2,586

		1,539,135

Thrifts & Mortgage Finance
900	Dime Community Bancshares, Inc.	9,117
1,000	First Defiance Financial Corp.(a)	13,400
300	Fox Chase Bancorp, Inc.	3,804
3,800	OceanFirst Financial Corp.	44,346
2,900	Provident Financial Services, Inc.	31,175

		101,842

Tobacco 0.8%
32,600	Altria Group, Inc.	874,006
2,773	British American Tobacco PLC (United Kingdom)	117,091
1,450	Imperial Tobacco Group PLC (United Kingdom)	48,934
6	Japan Tobacco, Inc. (Japan)	28,065
4,700	Lorillard, Inc.	520,290
13,200	Philip Morris International, Inc.	823,416
3,900	Reynolds American, Inc.	146,172
304	Swedish Match AB (Sweden)	10,033
200	Universal Corp.	7,172

		2,575,179

See Notes to Financial Statements.

56	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Trading Companies & Distributors 0.1%
2,700	Applied Industrial Technologies, Inc.	$73,332
40	Brenntag AG (Germany)	3,470
440	Bunzl PLC (United Kingdom)	5,243
600	DXP Enterprises, Inc.(a)	11,298
200	Houston Wire & Cable Co.	2,298
3,200	Interline Brands, Inc.(a)	41,184
2,200	ITOCHU Corp. (Japan)	21,023
1,000	Kaman Corp.	27,850
1,000	Lawson Products, Inc.	13,520
2,000	Marubeni Corp. (Japan)	11,168
2,000	Mitsubishi Corp. (Japan)	40,719
2,500	Mitsui & Co. Ltd. (Japan)	36,213
5,181	Noble Group Ltd. (Singapore)	5,169
400	SeaCube Container Leasing Ltd.	4,852
1,900	Sojitz Corp. (Japan)	3,471
1,600	Sumitomo Corp. (Japan)	19,798
3,000	Textainer Group Holdings Ltd.	60,840
300	Toyota Tsusho Corp. (Japan)	5,132
422	Wolseley PLC (United Kingdom)	10,471

		397,051

Transportation Infrastructure
424	Abertis Infraestructuras SA (Spain)	6,521
46	Aeroports de Paris (France)	3,460
457	Atlantia SpA (Italy)	6,571
1,056	Auckland International Airport Ltd. (New Zealand)	1,835
55	Fraport AG Frankfurt Airport Services Worldwide (Germany)	3,239
769	Groupe Eurotunnel SA (France)	6,517
6,000	Hutchison Port Holdings Trust (Singapore)	4,050
80	Koninklijke Vopak NV (Netherlands)	3,824
354	MAp Group (Australia)	1,096
1,843	Transurban Group (Australia)	9,582

		46,695

Water Utilities 0.1%
300	American States Water Co.	10,179
4,600	American Water Works Co., Inc.	138,828
331	Severn Trent PLC (United Kingdom)	7,909
999	United Utilities Group PLC (United Kingdom)	9,670

		166,586

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	57

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.2%
90	Cellcom Israel Ltd. (Israel)	$1,837
4	KDDI Corp. (Japan)	27,537
26,800	MetroPCS Communications, Inc.(a)	233,428
110	Millicom International Cellular SA	10,962
41	Mobistar SA (Belgium)	2,341
21	NTT DoCoMo, Inc. (Japan)	38,263
114	Partner Communications Co. Ltd. (Israel)	1,080
600	Shenandoah Telecommunications Co.	6,684
1,200	Softbank Corp. (Japan)	35,112
1,000	StarHub Ltd. (Singapore)	2,174
72,149	Vodafone Group PLC (United Kingdom)	185,949

		545,367

	Total common stocks (cost $168,256,857)	171,878,309

EXCHANGE TRADED FUND 0.1%
6,300	iShares MSCI EAFE Index Fund (cost $360,597)	300,825

PREFERRED STOCKS 0.1%

Automobiles
81	Bayerische Motoren Werke AG (Germany)	3,800
224	Porsche Automobil Holding SE (Germany)	10,669
206	Volkswagen AG (Germany)	27,185

		41,654

Banking 0.1%
3,000	Citigroup Capital XIII (Capital security, fixed to floating preferred)(c)	79,230
8,000	JPMorgan Chase Capital XXVI (Capital security, fixed to floating preferred)(c)	204,080

		283,310

Household Products
251	Henkel AG & Co. KGaA (Germany)	13,346

Media
60	ProSiebenSat.1 Media AG (Germany)	1,055

See Notes to Financial Statements.

58	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Shares	Description	Value (Note 1)

PREFERRED STOCKS (Continued)

Multi-Utilities
	61	RWE AG (Germany)	$2,109

		Total preferred stocks (cost $331,134)	341,474

	Units
RIGHTS

Commercial Banks
	6,077	Banco Bilbao Vizcaya Argentaria SA (Spain)(a)	895
	1,197	CaixaBank (Spain)(a)	98

		Total rights (cost $0)	993

	Principal Amount (000)#
CORPORATE BONDS 11.3%

Aerospace & Defense
Baa3	$95	L-3 Communications Corp., Gtd. Notes, 4.750%, 07/15/20	98,317

Airlines 0.2%
Baa2	31	Continental Airlines, Inc., Pass-thru Certs., Ser. 01-1, 6.703%, 06/15/21(d)	32,129
Baa2	124	Ser. A, 7.250%, 11/10/19	128,699
Baa1	83	Delta Air Lines, Inc., Pass-thru Certs., Ser. 071A, 6.821%, 08/10/22	83,821
Baa2	125	Ser. A, 5.300%, 04/15/19(b)	122,500
Baa3	200	Southwest Airlines Co., Sr. Unsec’d. Notes, 6.500%, 03/01/12	204,165

			571,314

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	59

Portfolio of Investments

as of September 30, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Automotive 0.1%
Baa1	$85	Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN, 5.750%, 12/15/14	$92,695
Baa1	55	Johnson Controls, Inc., Sr. Unsec’d. Notes, 5.500%, 01/15/16	61,752

			154,447

Banking 2.8%
A3	300	American Express Co., Sr. Unsec’d. Notes, 8.125%, 05/20/19	378,634
A2	190	American Express Credit Corp., Sr. Unsec’d. Notes, MTN, 2.800%, 09/19/16	189,058
A2	430	Banco Bradesco (Brazil), Sub. Notes, 8.750%, 10/24/13	468,700
Ba3	380	Bank of America Corp., Jr. Sub. Notes, Ser. K, 8.000%, 12/29/49(c)	323,057
Baa1	135	Sr. Unsec’d. Notes, 6.000%, 09/01/17	129,884
Baa1	80	Sr. Unsec’d. Notes, MTN, 5.000%, 05/13/21(b)	71,372
Baa1	95	Sr. Unsec’d. Notes, Ser. 1, 3.750%, 07/12/16	86,432
Baa2	355	Sub. Notes, 5.750%, 08/15/16(b)	328,572
Aa3	100	Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes, 5.300%, 10/30/15	107,959
Aa3	90	6.400%, 10/02/17	102,186
Aa3	220	7.250%, 02/01/18	259,334
Baa1	5	Capital One Bank, Sub. Notes, 6.500%, 06/13/13	5,336

See Notes to Financial Statements.

60	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Baa3	$90	Capital One Capital V, Ltd. Gtd. Notes, 10.250%, 08/15/39	$91,350
Baa3	185	Capital One Capital VI, Ltd. Gtd. Notes, 8.875%, 05/15/40	187,726
		Citigroup, Inc., Sr. Unsec’d. Notes,
A3	65	5.375%, 08/09/20	67,341
A3	200	6.125%, 05/15/18	214,521
A3	200	8.125%, 07/15/39	239,738
Baa1	82	Sub. Notes, 5.000%, 09/15/14	80,422
Baa1	400	5.625%, 08/27/12(b)	407,304
Baa1	165	6.125%, 08/25/36	139,574
A3	65	Unsec’d. Notes, 8.500%, 05/22/19	78,508
Baa1	280	Countrywide Financial Corp., Gtd. Notes, MTN, 5.800%, 06/07/12(b)(d)	280,806
Aa3	290	Depfa ACS Bank (Ireland), Covered Notes, 144A, 5.125%, 03/16/37	221,599
A1	15	Goldman Sachs Group, Inc. (The), Sr. Notes, 6.250%, 02/01/41	14,586
A1	215	Sr. Unsec’d. Notes, 5.250%, 07/27/21	212,101
A1	140	5.450%, 11/01/12	144,319
A1	5	6.250%, 09/01/17	5,207
A2	10	Sub. Notes, 5.625%, 01/15/17	9,701
A2	385	6.450%, 05/01/36	349,872
A2	52	6.750%, 10/01/37	47,567
Baa3	20	Huntington Bancshares, Inc., Sub. Notes, 7.000%, 12/15/20	22,637
Baa1	300	JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1, 7.900%, 04/29/49(c)	309,003

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	61

Portfolio of Investments

as of September 30, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Aa3	$225	Sr. Unsec’d. Notes, 3.150%, 07/05/16	$223,539
Aa3	220	4.250%, 10/15/20	220,521
A2	200	JPMorgan Chase Capital XXVII, Ltd. Gtd. Notes, Ser. AA, 7.000%, 11/01/39	200,720
Aa3	195	Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN, 5.800%, 01/13/20	185,417
A2	285	Morgan Stanley, Sr. Unsec’d. Notes, MTN, 5.625%, 09/23/19	267,350
A2	460	Sr. Unsec’d. Notes, Ser. G, MTN, 5.450%, 01/09/17	443,706
Ba1	150	MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes, 6.346%, 07/29/49(c)	151,505
		PNC Funding Corp., Gtd. Notes,
A3	130	2.700%, 09/19/16	130,011
A3	65	6.700%, 06/10/19	78,035
A1	250	Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, MTN, 6.400%, 10/21/19	238,990
Aa3	20	Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes, Ser. 2, 3.400%, 08/23/13	19,908
Aaa	400	Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A, 1.625%, 09/14/16(b)	398,620
A2	125	USB Capital XIII Trust, Ltd. Gtd. Notes, 6.625%, 12/15/39	125,541
Baa3	200	Wells Fargo Capital XIII, Ltd. Gtd. Notes, Ser. G, MTN, 7.700%, 12/29/49(c)	200,000

			8,458,269

See Notes to Financial Statements.

62	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Brokerage
NR	$345	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN, 5.250%, 02/06/12(f)	$81,506
NR	100	6.875%, 05/02/18(f)	24,375

			105,881

Cable 0.1%
Baa1	40	Comcast Corp., Gtd. Notes, 6.450%, 03/15/37	46,015
Baa1	110	6.500%, 11/15/35	126,852
Baa1	65	6.950%, 08/15/37	77,918
Baa2	45	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Gtd. Notes, 3.500%, 03/01/16	46,432
Baa2	25	3.550%, 03/15/15	26,073

			323,290

Capital Goods 0.3%
A2	50	Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN, 5.500%, 03/15/16	57,779
Baa1	110	Erac USA Finance Co., Gtd. Notes, 144A, 5.800%, 10/15/12 (original cost $109,915; purchased date 10/10/07)(d)(g)	114,618
Baa1	296	6.375%, 10/15/17 (original cost $295,482; purchased date 10/10/07)(d)(g)	343,137
Baa1	20	7.000%, 10/15/37 (original cost $19,827; purchased date 10/10/07)(d)(g)	23,300
A1	30	Illinois Tool Works, Inc., Sr. Unsec’d. Notes, 144A, 4.875%, 09/15/41	33,402

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	63

Portfolio of Investments

as of September 30, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
A2	$60	United Technologies Corp., Sr. Unsec’d. Notes, 6.125%, 07/15/38	$75,629
Baa2	160	Xylem, Inc., Gtd. Notes, 144A, 4.875%, 10/01/21	164,433

			812,298

Chemicals 0.2%
Baa3	250	Dow Chemical Co. (The), Sr. Unsec’d. Notes, 7.600%, 05/15/14	283,943
Baa3	82	9.400%, 05/15/39(b)	126,651
Baa1	75	ICI Wilmington, Inc., Gtd. Notes, 5.625%, 12/01/13	80,690
Baa1	35	PPG Industries, Inc., Sr. Unsec’d. Notes, 5.500%, 11/15/40	40,024
Baa3	100	Union Carbide Corp., Sr. Unsec’d. Notes, 7.500%, 06/01/25	118,190

			649,498

Consumer 0.2%
Baa2	177	Fortune Brands, Inc., Sr. Unsec’d. Notes, 6.375%, 06/15/14	196,002
Baa3	300	Newell Rubbermaid, Inc., Sr. Unsec’d. Notes, 6.250%, 04/15/18	341,429
A3	80	VF Corp., Sr. Unsec’d. Notes, 3.500%, 09/01/21	81,327

			618,758

See Notes to Financial Statements.

64	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric 0.9%
Baa2	$35	Arizona Public Service Co., Sr. Unsec’d. Notes, 6.250%, 08/01/16	$40,413
Baa2	115	Baltimore Gas & Electric Co., Sr. Unsec’d. Notes, 6.350%, 10/01/36	144,708
A3	120	CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Ser. K2, 6.950%, 03/15/33	158,183
A3	65	Consumers Energy Co., First Mtge. Bonds, Ser. D, 5.375%, 04/15/13	69,041
A1	55	Duke Energy Carolinas LLC, First Mtge. Bonds, 6.050%, 04/15/38	70,659
Baa2	135	El Paso Electric Co., Sr. Unsec’d. Notes, 6.000%, 05/15/35	155,634
A2	210	ENEL Finance International SA (Luxembourg), Gtd. Notes, 144A, 6.000%, 10/07/39	177,023
Baa1	30	Exelon Corp., Sr. Unsec’d. Notes, 4.900%, 06/15/15	32,472
A3	250	Exelon Generation Co. LLC, Sr. Unsec’d. Notes, 6.250%, 10/01/39(b)	290,530
Aa3	60	Florida Power & Light Co., First Mtge. Bonds, 5.950%, 10/01/33	74,976
A3	170	Georgia Power Co., Sr. Unsec’d. Notes, Ser. B, 5.700%, 06/01/17	199,517
A3	30	Iberdrola International BV (Netherlands), Gtd. Notes, 6.750%, 09/15/33	32,531
Baa2	90	Indiana Michigan Power Co., Sr. Unsec’d. Notes, Ser. INDF, 5.050%, 11/15/14	97,619

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	65

Portfolio of Investments

as of September 30, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
Baa1	$115	Midamerican Energy Holdings Co., Sr. Unsec’d. Notes, 5.950%, 05/15/37	$135,315
A2	11	National Rural Utilities Cooperative Finance Corp., Sr. Unsec’d. Notes, Ser. C, MTN, 7.250%, 03/01/12	11,291
Baa2	280	Nevada Power Co., Genl. Ref. Mtge., Ser. O, 6.500%, 05/15/18	335,983
A3	100	Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A, 4.881%, 08/15/19	111,760
A2	90	NSTAR Electric Co., Sr. Unsec’d. Notes, 4.500%, 11/15/19	98,783
A1	110	4.875%, 04/15/14	119,984
Baa1	120	Oncor Electric Delivery Co., Sr. Sec’d. Notes, 7.000%, 09/01/22	151,220
Baa3	55	Public Service Co. of New Mexico, Sr. Unsec’d. Notes, 7.950%, 05/15/18	63,108
A2	125	Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN, 5.800%, 05/01/37	157,309
Baa1	105	Xcel Energy, Inc., Sr. Unsec’d. Notes, 4.800%, 09/15/41(b)	111,044
Baa1	36	5.613%, 04/01/17	40,635

			2,879,738

Energy - Integrated 0.1%
A2	70	BP Capital Markets PLC (United Kingdom), Gtd. Notes, 4.500%, 10/01/20(b)	75,819
A2	145	5.250%, 11/07/13	156,127

			231,946

See Notes to Financial Statements.

66	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Energy - Other 0.3%
Ba1	$150	Anadarko Petroleum Corp., Sr. Unsec’d. Notes, 6.375%, 09/15/17	$168,274
Ba1	50	6.450%, 09/15/36	52,889
Ba1	25	6.950%, 06/15/19	29,001
B1	150	Forest Oil Corp., Gtd. Notes, 8.500%, 02/15/14	158,625
Baa2	140	Nabors Industries, Inc., Gtd. Notes, 144A, 4.625%, 09/15/21	137,439
Baa2	115	Weatherford International Ltd. Bermuda (Bermuda), Gtd. Notes, 5.125%, 09/15/20(b)	117,036
Baa1	265	Woodside Finance Ltd. (Australia), Gtd. Notes, 144A, 5.000%, 11/15/13	281,325

			944,589

Foods 0.4%
Baa1	235	Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 8.000%, 11/15/39	349,380
Baa2	145	Bunge Ltd. Finance Corp., Gtd. Notes, 8.500%, 06/15/19	180,663
Baa2	215	Bunge Ltd., Gtd. Notes, 5.350%, 04/15/14	226,897
A2	150	Cargill, Inc., Sr. Unsec’d. Notes, 144A, 6.000%, 11/27/17 (original cost $149,288; purchased date 11/19/07)(d)(g)	177,266
Ba2	110	Smithfield Foods, Inc., Sr. Sec’d. Notes, 10.000%, 07/15/14	124,850
Ba1	150	Tyson Foods, Inc., Gtd. Notes, 6.850%, 04/01/16	163,125

			1,222,181

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	67

Portfolio of Investments

as of September 30, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical 0.3%
Baa2	$200	AmerisourceBergen Corp., Gtd. Notes, 5.625%, 09/15/12	$208,032
A1	110	AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes, 6.450%, 09/15/37	146,968
Baa3	110	Cardinal Health, Inc., Sr. Unsec’d. Notes, 5.500%, 06/15/13	117,804
Baa2	250	Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes, 5.625%, 12/15/15	282,961
Aa3	30	Merck & Co., Inc., Sr. Unsec’d. Notes, 5.950%, 12/01/28	37,986
Baa3	75	Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes, 6.125%, 08/15/19	88,549
A1	35	Wyeth, Gtd. Notes, 5.500%, 02/01/14	38,531

			920,831

Healthcare Insurance 0.4%
Baa1	110	Aetna, Inc., Sr. Unsec’d. Notes, 6.625%, 06/15/36	139,600
Baa2	50	Cigna Corp., Sr. Unsec’d. Notes, 5.875%, 03/15/41	55,057
Baa2	140	6.150%, 11/15/36	163,989
Baa3	540	Coventry Health Care, Inc., Sr. Unsec’d. Notes, 6.125%, 01/15/15	597,655
A3	60	UnitedHealth Group, Inc., Sr. Unsec’d. Notes, 6.000%, 06/15/17	68,753
A3	100	6.500%, 06/15/37	124,938
A3	80	6.625%, 11/15/37	101,175

			1,251,167

See Notes to Financial Statements.

68	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance 1.0%
Baa1	$80	Allied World Assurance Co. Holdings Ltd. (Bermuda), Gtd. Notes, 5.500%, 11/15/20	$80,691
Baa1	130	American International Group, Inc., Sr. Unsec’d. Notes, 4.250%, 05/15/13	129,687
Baa1	100	6.400%, 12/15/20(b)	101,879
Baa1	155	8.250%, 08/15/18	171,809
Baa1	160	Axis Specialty Finance LLC, Gtd. Notes, 5.875%, 06/01/20	164,097
A3	210	Chubb Corp. (The), Jr. Sub. Notes, 6.375%, 03/29/67(b)(c)	203,437
Baa3	90	Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes, MTN, 6.000%, 01/15/19	90,422
Baa2	180	Liberty Mutual Group, Inc., Bonds, 144A, 7.000%, 03/15/34	184,103
Ba1	40	Lincoln National Corp., Jr. Sub. Notes, 6.050%, 04/20/67(c)	32,400
Baa2	110	Sr. Unsec’d. Notes, 6.300%, 10/09/37	106,585
Baa2	90	7.000%, 06/15/40	92,825
Baa2	70	8.750%, 07/01/19	82,969
A3	135	MetLife, Inc., Sr. Unsec’d. Notes, 5.700%, 06/15/35(b)	144,314
A3	70	6.125%, 12/01/11	70,560
A3	15	6.375%, 06/15/34	17,598
A3	50	6.750%, 06/01/16	57,506
Aa2	110	New York Life Insurance Co., Sub. Notes, 144A, 6.750%, 11/15/39(b)	135,983
Aa2	60	Northwestern Mutual Life Insurance, Notes, 144A, 6.063%, 03/30/40(b)	70,654

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	69

Portfolio of Investments

as of September 30, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Baa1	$150	Ohio National Financial Services, Inc., Sr. Notes, 144A, 6.350%, 04/01/13	$158,266
Baa1	105	6.375%, 04/30/20	114,753
A3	150	Pacific Life Insurance Co., Sub. Notes, 144A, 9.250%, 06/15/39	201,429
A2	110	Progressive Corp. (The), Jr. Sub. Notes, 6.700%, 06/15/37(c)	109,175
Aa2	240	Teachers Insurance & Annuity Association of America, Sub. Notes, 144A, 6.850%, 12/16/39	294,105
Baa3	50	Unum Group, Sr. Unsec’d. Notes, 5.625%, 09/15/20	55,078
Baa2	110	W.R. Berkley Corp., Sr. Unsec’d. Notes, 5.600%, 05/15/15	111,144
Baa2	90	Sr. Unsub. Notes, 6.150%, 08/15/19	98,130
Baa2	15	XL Group PLC (Ireland), Sr. Unsec’d. Notes, 5.250%, 09/15/14	15,618

			3,095,217

Lodging 0.3%
Ba1	300	Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes, 6.250%, 02/15/13	309,000
Ba1	500	6.750%, 05/15/18(b)	536,250

			845,250

Media & Entertainment 0.3%
Baa2	135	NBC Universal Media LLC, Sr. Unsec’d. Notes, 4.375%, 04/01/21	138,663

See Notes to Financial Statements.

70	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Baa1	$100	News America, Inc., Gtd. Notes, 6.150%, 03/01/37	$106,835
Baa1	70	6.150%, 02/15/41	74,045
Baa1	125	7.625%, 11/30/28	150,485
Baa2	25	Time Warner, Inc., Gtd. Notes, 6.200%, 03/15/40	27,578
Baa2	30	6.250%, 03/29/41	34,227
Baa2	160	7.250%, 10/15/17	191,600
Baa2	20	7.625%, 04/15/31	24,965
Baa2	100	9.150%, 02/01/23	137,135
Baa1	105	Viacom, Inc., Sr. Unsec’d. Notes, 6.750%, 10/05/37	123,858

			1,009,391

Metals 0.4%
Baa3	385	ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes, 5.375%, 06/01/13	392,856
Baa3	75	6.125%, 06/01/18(b)	72,403
A-(e)	70	Rio Trinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes, 4.500%, 05/15/13	73,267
A-(e)	115	5.000%, 06/01/15	124,570
Baa2	95	Southern Copper Corp., Sr. Unsec’d. Notes, 7.500%, 07/27/35	102,776
Ba2	250	United States Steel Corp., Sr. Unsec’d. Notes, 5.650%, 06/01/13	251,250
Baa2	120	Vale Overseas Ltd. (Cayman Islands), Gtd. Notes, 6.875%, 11/10/39(b)	129,000
Baa2	70	Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A, 5.500%, 11/16/11	70,360

			1,216,482

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	71

Portfolio of Investments

as of September 30, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Non Captive Finance 0.7%
Aa2	$600	General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN, 6.000%, 08/07/19(h)	$675,387
Aa2	170	6.875%, 01/10/39	195,116
Aa3	100	Sub. Notes, 5.300%, 02/11/21(b)	103,740
B1	400	International Lease Finance Corp., Sr. Unsec’d. Notes, MTN, 6.375%, 03/25/13	389,000
Ba1	130	SLM Corp., Sr. Unsec’d. Notes, MTN, 8.000%, 03/25/20(b)	128,335
Ba1	480	8.450%, 06/15/18(b)	499,281

			1,990,859

Packaging
B1	75	Sealed Air Corp., Sr. Unsec’d. Notes, 144A, 6.875%, 07/15/33	65,193

Paper 0.2%
Baa3	40	Georgia-Pacific LLC, Gtd. Notes, 144A, 5.400%, 11/01/20 (original cost $39,765; purchased date 10/27/10)(d)(g)	40,693
Baa3	175	International Paper Co., Sr. Unsec’d. Notes, 7.300%, 11/15/39(b)	196,647
Baa3	85	7.500%, 08/15/21(b)	98,304
Ba2	222	Rock-Tenn Co., Gtd. Notes, 9.250%, 03/15/16	236,430

			572,074

Pipelines & Other 0.3%
Baa2	90	CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes, 6.250%, 02/01/37	102,520

See Notes to Financial Statements.

72	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Baa3	$190	Energy Transfer Partners LP, Sr. Unsec’d. Notes, 4.650%, 06/01/21(b)	$180,358
Baa3	55	NiSource Finance Corp., Gtd. Notes, 5.250%, 09/15/17	59,669
Baa3	70	5.450%, 09/15/20	75,934
Baa1	15	Sempra Energy, Sr. Unsec’d. Notes, 6.000%, 02/01/13	15,889
Baa2	500	Spectra Energy Capital LLC, Gtd. Notes, 6.200%, 04/15/18	564,847
Baa2	45	6.250%, 02/15/13	47,570

			1,046,787

Railroads 0.2%
A3	135	Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes, 6.700%, 08/01/28	172,805
Baa3	170	CSX Corp., Sr. Unsec’d. Notes, 6.150%, 05/01/37	209,077
Baa1	105	Norfolk Southern Corp., Sr. Unsec’d. Notes, 5.590%, 05/17/25	120,863
Baa1	4	7.800%, 05/15/27	5,682

			508,427

Real Estate Investment Trusts 0.4%
Baa3	74	Brandywine Operating Partnership, Gtd. Notes, 5.750%, 04/01/12	75,033
Baa2	100	HCP, Inc., Sr. Unsec’d. Notes, 2.700%, 02/01/14(b)	98,517

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	73

Portfolio of Investments

as of September 30, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (cont’d.)
Baa2	$115	Mack-Cali Realty Corp., Sr. Unsec’d. Notes, 7.750%, 08/15/19	$136,342
Baa3	90	Post Apartment Homes LP, Sr. Unsec’d. Notes, 5.450%, 06/01/12	91,649
Baa3	135	6.300%, 06/01/13	143,277
Baa2	11	ProLogis LP, Gtd. Notes, 6.875%, 03/15/20	11,476
A3	500	Simon Property Group LP, Sr. Unsec’d. Notes, 6.125%, 05/30/18	562,178

			1,118,472

Retailers
Ba1	45	Federated Retail Holdings, Inc., Gtd. Notes, 5.350%, 03/15/12	45,692
A1	60	Lowe’s Cos., Inc., Sr. Unsec’d. Notes, 6.500%, 03/15/29	76,819

			122,511

Technology 0.3%
Baa3	60	Arrow Electronics, Inc., Sr. Unsec’d. Notes, 3.375%, 11/01/15	59,384
Baa2	70	Fiserv, Inc., Gtd. Notes, 3.125%, 06/15/16	70,845
Baa1	125	Intuit, Inc., Sr. Unsec’d. Notes, 5.400%, 03/15/12	127,272
Baa3	110	Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A, 10.000%, 05/01/14	123,200

See Notes to Financial Statements.

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Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d.)
Baa2	$445	Xerox Corp., Sr. Unsec’d. Notes, 4.250%, 02/15/15	$470,711

			851,412

Telecommunications 0.6%
A2	100	America Movil SAB de CV (Mexico), Gtd. Notes, 6.125%, 03/30/40	104,000
A2	33	AT&T, Inc., Sr. Unsec’d. Notes, 5.350%, 09/01/40	34,495
A2	180	5.550%, 08/15/41	193,791
A2	215	6.550%, 02/15/39	254,621
Baa2	50	British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes, 9.875%, 12/15/30(c)	72,337
Baa3	75	Embarq Corp., Sr. Unsec’d. Notes, 7.082%, 06/01/16 (original cost $84,771; purchased date 05/04/11 - 05/11/11)(d)(g)	77,637
Baa3	200	7.995%, 06/01/36 (original cost $199,986; purchased date 05/12/06)(d)(g)	187,659
A3	75	France Telecom SA (France), Sr. Unsec’d. Notes, 8.500%, 03/01/31	103,868
Baa3	400	Qwest Corp., Sr. Unsec’d. Notes, 8.875%, 03/15/12	413,500
Baa2	90	Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 5.250%, 11/15/13	87,973
Baa2	40	7.175%, 06/18/19	40,104
Baa2	140	7.200%, 07/18/36	127,979

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	75

Portfolio of Investments

as of September 30, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
A3	$40	Telefonos de Mexico SAB de CV (Mexico), Sr. Unsec’d. Notes, 5.500%, 11/15/19	$42,800
Baa2	50	U.S. Cellular Corp., Sr. Unsec’d. Notes, 6.700%, 12/15/33	50,281
Ba3	100	Windstream Corp., Gtd. Notes, 8.125%, 08/01/13	105,250

			1,896,295

Tobacco 0.3%
Baa1	235	Altria Group, Inc., Gtd. Notes, 9.700%, 11/10/18	311,420
Baa1	160	10.200%, 02/06/39	231,910
Baa2	50	Lorillard Tobacco Co., Gtd. Notes, 8.125%, 06/23/19(b)	58,575
Baa3	220	Reynolds American, Inc., Gtd. Notes, 6.750%, 06/15/17	253,568
Baa3	35	7.250%, 06/15/37	39,298

			894,771

		Total corporate bonds (cost $32,650,630)	34,475,665

ASSET BACKED SECURITIES 1.0%

Non-Residential Mortgage Backed Securities 0.5%
Aaa	300	Apidos CDO (Cayman Islands), Ser. 2011-8A, Class A1, 144A, 2.094%, 10/17/21(c)	296,109
Baa2	300	Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1, 0.631%, 02/20/15(c)	297,463
Baa2	265	Fuel Trust, Sec’d. Notes, 144A, 4.207%, 04/15/16	264,014

See Notes to Financial Statements.

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Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)

Non-Residential Mortgage Backed Securities (cont’d.)
Aaa	$131	Hewett’s Island CDO Ltd. (Cayman Islands), Ser. 2004-1A, Class A1, 144A, 0.687%, 12/15/16(c)	$127,148
Aaa	250	Morningside Park CLO Ltd. (Cayman Islands), Ser. 2010-1A, Class A, 144A, 1.849%, 10/14/20(c)	242,866
Aaa	300	Trimaran CLO Ltd. (Cayman Islands), Ser. 2006-2A, Class A1L, 144A, 0.504%, 11/01/18(c)	283,702

			1,511,302

Residential Mortgage Backed Securities 0.5%
B2	85	CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1, 1.885%, 03/25/33(c)	61,688
Baa1	520	Countrywide Asset-Backed Certificates, Ser. 2004-1, Class M1, 0.985%, 03/25/34(c)	388,676
B3	62	Credit-Based Asset Servicing and Securitization LLC, Ser. 2005-CB6, Class A3, 5.120%, 07/25/35	51,228
Baa1	136	Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.700%, 07/25/34	107,815
Aa1	66	HFC Home Equity Loan Asset Backed Certificates, Ser. 2005-2, Class M2, 0.721%, 01/20/35(c)	57,284
Baa2	505	Morgan Stanley ABS Capital I, Ser. 2004-NC1, Class M1, 1.285%, 12/25/33(c)	397,168
Caa3	151	Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1, 1.135%, 07/25/32(c)	105,542
B2	134	Ser. 2002-NC4, Class M1, 1.510%, 09/25/32(c)	108,396
B2	32	Residential Asset Securities Corp., Ser. 2004-KS2, Class MI1, 4.710%, 03/25/34(c)	15,920

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	77

Portfolio of Investments

as of September 30, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)

Residential Mortgage Backed Securities (cont’d.)
Ba3	$233	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-OP1, Class M1, 1.000%, 02/25/34(c)	$170,792
Ca	300	Ser. 2006-FR3, Class A3, 0.485%, 05/25/36(c)	96,266

			1,560,775

		Total asset backed securities (cost $3,493,717)	3,072,077

COLLATERALIZED MORTGAGE OBLIGATIONS 0.5%
Caa2	526	Banc of America Alternative Loan Trust, Ser. 2005-12, Class 3CB1, 6.000%, 01/25/36	354,530
B2	101	Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1, 2.873%, 02/25/35(c)	84,875
Caa1	105	Ser. 2005-B, Class 2A1, 2.831%, 03/25/35(c)	83,466
Ba2	344	Chase Mortgage Finance Corp., Ser. 2007-A1, Class 1A5, 2.818%, 02/25/37(c)	321,411
Ba3	145	Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1, 5.250%, 09/25/19	148,001
B1	229	JPMorgan Mortgage Trust, Ser. 2007-A1, Class 4A1, 2.785%, 07/25/35(c)	201,491
AAA(e)	11	Master Alternative Loans Trust, Ser. 2003-8, Class 4A1, 7.000%, 12/25/33	12,001
Baa1	176	Ser. 2004-4, Class 4A1, 5.000%, 04/25/19	181,374
Baa1	141	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3, 2.488%, 02/25/34(c)	125,697
A+(e)	75	Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser. 2005-1, Class 3A, 5.000%, 03/25/20	66,957

		Total collateralized mortgage obligations (cost $1,855,654)	1,579,803

See Notes to Financial Statements.

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Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES 5.2%
Aaa	$24	Banc of America Commercial Mortgage, Inc., Ser. 2004-2, Class A3, 4.050%, 11/10/38	$24,018
Aaa	560	Ser. 2004-2, Class A4, 4.153%, 11/10/38	577,405
Aaa	500	Ser. 2006-4, Class A3A, 5.600%, 07/10/46	509,806
Aaa	193	Ser. 2007-1, Class A2, 5.381%, 01/15/49	192,767
Aa1	59	Bear Stearns Commercial Mortgage Securities, Ser. 2001-TOP4, Class E, 144A, 6.470%, 11/15/33(c)	58,679
AAA(e)	2,375	Ser. 2004-T16, Class X2, I/O, 0.942%, 02/13/46(c)	21,543
Aaa	740	Citigroup Commercial Mortgage Trust, Ser. 2006-C5, Class ASB, 5.413%, 10/15/49	780,466
AAA(e)	659	Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class X, I/O, 2.051%, 09/15/30(c)	28,416
Aaa	29	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4, 4.283%, 10/15/39	28,988
AAA(e)	1,200	Ser. 2005-C5, Class A4, 5.100%, 08/15/38(c)	1,300,264
Aaa	750	Ser. 2005-C6, Class A4, 5.230%, 12/15/40(c)	815,377
AAA(e)	800	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4, 5.595%, 02/15/39(c)	856,062
Aaa	233	Ser. 2006-C5, Class A2, 5.246%, 12/15/39	233,543
AAA(e)	500	CWCapital Cobalt Ltd., Ser. 2007-C3, Class A3, 6.011%, 05/15/46(c)	530,151
Aaa	335	DBUBS Mortgage Trust, Ser. 2011-LC3A, Class A2, 3.642%, 08/10/44	345,466

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	79

Portfolio of Investments

as of September 30, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
AAA(e)	$645	GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A5, 4.697%, 05/10/43	$680,227
Aaa	464	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2, 5.381%, 03/10/39	467,036
Aaa	500	JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-CB12, Class A4, 4.895%, 09/12/37	539,422
Aaa	93	Ser. 2005-LDP2, Class A3, 4.697%, 07/15/42	93,941
Aa2	100	Ser. 2005-LDP2, Class AM, 4.780%, 07/15/42	99,746
Aaa	684	Ser. 2006-CB16, Class ASB, 5.523%, 05/12/45	723,351
Aaa	18,505	Ser. 2006-LDP6, Class X2, I/O, 0.226%, 04/15/43(c)	29,275
Aaa	300	LB-UBS Commercial Mortgage Trust, Ser. 2005-C3, Class A3, 4.647%, 07/15/30	302,061
AAA(e)	144	Ser. 2006-C1, Class A2, 5.084%, 02/15/31	144,600
Aaa	19	Ser. 2006-C3, Class A2, 5.532%, 03/15/32	18,931
Aaa	400	Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3, 4.615%, 08/12/39	418,209
Aaa	480	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4, 6.097%, 06/12/46(c)	531,180
Aaa	600	Ser. 2007-6, Class A2, 5.331%, 03/12/51	603,967
Aaa	1,500	Ser. 2007-7, Class ASB, 5.745%, 06/12/50(c)	1,552,772
Aaa	500	Morgan Stanley Capital I, Ser. 2006-HQ8, Class A4, 5.598%, 03/12/44(c)	546,183
AAA(e)	700	Ser. 2006-IQ11, Class A4, 5.898%, 10/15/42(c)	762,842
Aaa	1,000	Ser. 2007-HQ11, Class AAB, 5.444%, 02/12/44	1,039,361

See Notes to Financial Statements.

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Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
AAA(e)	$260	Ser. 2007-T27, Class AAB, 5.795%, 06/11/42(c)	$274,033
Aa1	135	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class AMFX, 5.179%, 07/15/42(c)	138,583
Aaa	150	Ser. 2006-C25, Class A4, 5.923%, 05/15/43(c)	164,559
Aaa	290	Ser. 2007-C33, Class A2, 6.051%, 02/15/51(c)	292,432

		Total commercial mortgage backed securities (cost $14,970,966)	15,725,662

FOREIGN AGENCIES 1.1%
Aaa	1,220	Commonwealth Bank of Australia (Australia), Gtd. Notes, 144A, 2.700%, 11/25/14	1,281,403
A1	100	Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes, 5.125%, 06/29/20(b)	101,384
Aaa	1,140	Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A, 1.000%, 06/16/14	1,146,549
A1	120	Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A, 6.250%, 06/17/14	129,537
Aaa	115	Kreditanstalt Fuer Wiederaufbau (Germany), Gtd. Notes, 2.375%, 08/25/21	114,465
Baa1	460	RSHB Capital SA For OJSC Russian Agricultural Bank (Luxembourg), Sr. Sec’d. Notes, 144A, 6.299%, 05/15/17	453,100

		Total foreign agencies (cost $3,156,509)	3,226,438

MORTGAGE BACKED SECURITIES 13.6%
	1,465	Federal Home Loan Mortgage Corp., 4.000%, 06/01/26 - 11/01/39	1,542,520
	500	4.000%, TBA 15 YR	525,781
	1,452	4.500%, 10/01/39	1,537,889

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	81

Portfolio of Investments

as of September 30, 2011 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MORTGAGE BACKED SECURITIES (Continued)
	$2,500	4.500%, TBA 30 YR	$2,644,141
	966	5.000%, 07/01/18 - 05/01/34	1,046,535
	1,500	5.000%, TBA 30 YR(i)	1,608,281
	220	5.227%, 12/01/35(c)	234,968
	1,413	5.500%, 12/01/33 - 10/01/37	1,537,573
	317	6.000%, 01/01/34	354,154
	98	7.000%, 10/01/31 - 05/01/32	112,922
		Federal National Mortgage Association,
	500	3.000%, TBA 15 YR(i)	513,125
	482	3.500%, 06/01/39	495,974
	1,750	3.500%, TBA 15 YR	1,827,109
	4,750	4.000%, TBA 30 YR	4,978,594
	2,406	4.500%, 07/01/19 - 09/01/39	2,563,131
	1,264	5.000%, 10/01/18 - 02/01/36	1,365,532
	2,524	5.500%, 12/01/16 - 07/01/34	2,758,996
	392	5.587%, 07/01/37(c)	417,627
	2,571	6.000%, 09/01/17 - 08/01/38	2,853,244
	2,545	6.500%, 05/01/13 - 10/01/37	2,835,437
	58	7.000%, 06/01/32	66,978
	5	7.500%, 09/01/30	5,475
	9	8.000%, 12/01/23	10,523
	9	8.500%, 02/01/28	10,858
		Government National Mortgage Association,
	500	4.000%, TBA 30 YR	534,688
	1,000	4.000%, TBA 30 YR(i)	1,069,531
	971	4.500%, 07/20/40	1,054,171
	500	4.500%, TBA 30 YR(i)	541,953
	750	4.500%, TBA 30 YR	810,586
	1,500	5.000%, TBA 30 YR	1,647,188
	1,917	5.500%, 07/15/33 - 02/15/36	2,134,726
	1,000	6.000%, TBA 30 YR(i)	1,115,156
	437	6.500%, 09/15/23 - 08/15/32	498,402
	91	7.000%, 06/15/24 - 05/15/31	104,516
	9	7.500%, 04/15/29 - 05/15/31	10,114
	87	8.000%, 08/15/22 - 06/15/25	101,203

		Total mortgage backed securities (cost $39,828,830)	41,469,601

See Notes to Financial Statements.

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Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS 0.6%
Aa3	$220	Bay Area Toll Auth. Toll Brdg. Rev., Build America Bonds, 6.263%, 04/01/49	$284,339
A1	160	Chicago O’Hare Int’l. Arpt., Build America Bonds, 6.395%, 01/01/40	193,286
Aa2	160	Metropolitan Government of Nashville & Davidson County Convention Center Auth., Taxable Sub. B, Direct Pay, Build America Bonds, 6.731%, 07/01/43	187,464
A3	165	New Jersey State Tpk. Auth. Rev.,Tax. Issuer Subs., Ser. F, Build America Bonds, 7.414%, 01/01/40	234,617
Aa1	190	New York City Trans. Fin. Auth.,Tax. Future, Tax. Secd. Sub., Ser. C-2, Build America Bonds, 5.767%, 08/01/36	223,582
Aa1	65	Ohio State University Gen. Rcpts., Build America Bonds, 4.910%, 06/01/40	74,234
Aaa	45	Ohio State Water Development Auth. Wtr. Poll. Ctl. Rev., Taxable Ld Fd. B-2 Wtr. Quality, Build America Bonds, 4.879%, 12/01/34	49,426
Aa2	70	Oregon State Dept. of Trans. Hwy. User Tax Rev., Taxable Sub. Lien., Ser. A, Build America Bonds, 5.834%, 11/15/34	87,053
Aa3	80	Pennsylvania State Turnpike Commission Rev., Ser. B, Build America Bonds, 5.511%, 12/01/45	92,335
A1	210	State of California, GO, Build America Bonds, 7.300%, 10/01/39	253,023
A1	90	State of California, GO, Tax. Var. Purp., Build America Bonds, 7.500%, 04/01/34	107,684
A1	40	7.550%, 04/01/39	49,500
Aaa	50	Texas State Trans. Commission Rev., Taxable First Tier, Ser. B, Build America Bonds, 5.028%, 04/01/26	59,895

		Total municipal bonds (cost $1,570,725)	1,896,438

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	83

Portfolio of Investments

as of September 30, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.2%
	Federal Home Loan Banks,
$135	5.500%, 07/15/36	$174,248
	Resolution Funding Corp. Interest Strip,
330	1.810%, 04/15/18(j)	294,574

	Total U.S. government agency obligations (cost $408,393)	468,822

U.S. GOVERNMENT TREASURY SECURITIES 5.7%
	U.S. Treasury Bonds,
505	3.500%, 02/15/39	561,497
120	3.750%, 08/15/41	139,706
1,175	4.375%, 05/15/41	1,517,959
	U.S. Treasury Notes,
562	1.000%, 08/31/16(b)	563,405
995	1.000%, 09/30/16	996,473
530	1.875%, 10/31/17	549,916
860	1.875%, 09/30/17	892,854
4	2.125%, 08/15/21(b)	4,071
1,275	3.000%, 09/30/16	1,401,604
1,065	4.500%, 05/15/17	1,262,607
	U.S. Treasury Strip Coupon,
1,500	2.510%, 05/15/22(k)	1,180,737
3,665	2.580%, 05/15/24(k)	2,652,229
1,880	2.610%, 08/15/24(k)	1,345,971
590	2.620%, 11/15/24(k)	418,208
500	2.650%, 02/15/25(k)	350,752
885	2.880%, 11/15/23(k)	653,535
1,600	3.190%, 05/15/25(k)	1,110,502
790	3.440%, 08/15/26(k)	520,222
	U.S. Treasury Strip Principal,
1,075	0.480%, 11/15/14(j)	1,058,876

	Total U.S. government treasury securities (cost $15,093,367)	17,181,124

	Total long-term investments (cost $281,977,379)	291,617,231

See Notes to Financial Statements.

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Principal Amount (000)#	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 19.1%

U.S. GOVERNMENT TREASURY SECURITIES 0.2%
$350	U.S. Treasury Bills, 0.100%, 12/15/11(h)(l)	$349,990
170	0.071%, 06/28/12(h)(l)	169,890

	Total U.S. government treasury securities (cost $519,836)	519,880

Shares
AFFILIATED MUTUAL FUNDS 18.9%
2,241,464	Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund(m) (cost $21,814,687)	19,881,783
37,661,641	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund(m)(n) (cost $37,661,641; includes $28,089,556 of cash collateral received for securities on loan)	37,661,641

	Total affiliated mutual funds (cost $59,476,328)	57,543,424

	Total short-term investments (cost $59,996,164)	58,063,304

	Total Investments, Before Security Sold Short 115.0% (cost $341,973,543; Note 5)	349,680,535

Principal Amount (000)#
SECURITY SOLD SHORT (0.2)%

MORTGAGE BACKED SECURITY
500	Federal National Mortgage Association, 5.500%, TBA 30 YR (proceeds received $545,234)	(542,578)

	Total Investments, Net of Security Sold Short 114.8% (cost $341,428,309)	349,137,957
	Liabilities in excess of other assets(o) (14.8%)	(44,943,619)

	Net Assets 100.0%	$304,194,338

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	85

Portfolio of Investments

as of September 30, 2011 continued

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ABS—Asset-Backed Security

CDO—Collateralized Debt Obligation

CLO—Collateralized Loan Obligation

GO—General Obligation

HFC—Housing Finance Corp.

I/O—Interest Only

LLC—Limited Liability Corp.

LP—Limited Partnership

MTN—Medium Term Note

NR—Not Rated

REIT—Real Estate Investment Trust

SA—Special Assessment

Strip—Separate trading of registered interest and principal of securities

TBA—To Be Announced

†	The ratings reflected are as of September 30, 2011. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $26,734,800; cash collateral of $28,089,556 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2011.
(d)	Indicates a security that has been deemed illiquid.
(e)	Standard and Poor’s Rating.
(f)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(g)	Indicates a restricted security, the aggregate original cost of such securities is $899,034. The aggregate value of $964,310 is approximately 0.3% of net assets.
(h)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(i)	Principal amount of $4,500,000 represents a to-be announced (“TBA”) mortgage dollar roll.
(j)	Represents a zero coupon bond. Rate shown reflects the effective yield at September 30, 2011.
(k)	The rate shown is the effective yield at September 30, 2011.
(l)	Rate quoted represents yield-to-maturity as of purchase date.
(m)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(n)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

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Open futures contracts outstanding at September 30, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2011	Unrealized Appreciation (Depreciation)
	Long Positions:
35	2 Year U.S. Treasury Notes	Dec. 2011	$7,717,152	$7,707,109	$(10,043)
92	5 Year U.S. Treasury Notes	Dec. 2011	11,260,695	11,268,562	7,867
5	EMINI MSCI EAFE	Dec. 2011	351,878	336,650	(15,228)
73	S & P EMINI	Dec. 2011	4,353,658	4,109,900	(243,758)
4	U.S. Ultra Bond	Dec. 2011	624,192	634,500	10,308

					(250,854)

	Short Positions:
21	10 Year U.S. Treasury Notes	Dec. 2011	2,741,037	2,731,969	9,068
34	U.S. Long Bond	Dec. 2011	4,664,054	4,849,250	(185,196)

					(176,128)

					$(426,982)

Interest rate swap agreements outstanding at September 30, 2011:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Bank of America NA(a)	06/09/14	$1,140	1.031%	3 month LIBOR	$(14,335)	$—	$(14,335)
Citibank NA(b)	07/20/21	750	3.035	3 month LIBOR	68,843	—	68,843
Deutsche Bank AG(a)	09/14/16	440	1.206	3 month LIBOR	544	—	544

					$55,052	$—	$55,052

LIBOR—London	Interbank Offered Rate
(a)	The Series pays the fixed rate and receives the floating rate.
(b)	The Series pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	87

Portfolio of Investments

as of September 30, 2011 continued

Credit default swap agreements outstanding at September 30, 2011:

Counterparty	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate Issues—Buy Protections(1):
Barclays Bank PLC	09/20/12	$700	0.595%	Fortune Brands, Inc.	$(2,654)	$—	$(2,654)
Deutsche Bank AG	03/20/14	300	7.050	Starwood Hotels & Resorts Holdings, Inc.	(37,587)	—	(37,587)
JPMorgan Chase Bank	06/20/14	240	0.650	Bunge Ltd. Finance Corp.	3,124	—	3,124
Merrill Lynch Capital Services, Inc.	06/20/18	300	3.050	SLM Corp.	46,859	—	46,859
Merrill Lynch Capital Services, Inc.	06/20/18	500	1.130	Spectra Energy Capital LLC	5,562	—	5,562
Merrill Lynch Capital Services, Inc.	06/20/18	500	1.450	Starwood Hotel & Resorts Worldwide, Inc.	45,712	—	45,712
Morgan Stanley Capital Services, Inc.	06/20/18	300	1.000	Newell Rubbermaid, Inc.	20,547	—	20,547
Morgan Stanley Capital Services, Inc.	06/20/18	500	0.970	Simon Property Group L.P.	41,574	—	41,574

					$123,137	$—	$123,137

(1)	If the Series is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Series could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

See Notes to Financial Statements.

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Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$159,402,378	$12,475,931	$—
Exchange Traded Fund	300,825	—	—
Preferred Stocks	283,310	58,164	—
Rights	993	—	—
Corporate Bonds	—	34,475,665	—
Asset Backed Securities	—	2,775,968	296,109
Collateralized Mortgage Obligations	—	1,579,803	—
Commercial Mortgage Backed Securities	—	15,725,662	—
Foreign Agencies	—	3,226,438	—
Mortgage Backed Securities	—	41,469,601	—
Municipal Bonds	—	1,896,438	—
U.S. Government Agency Obligations	—	468,822	—
U.S. Government Treasury Securities	—	17,701,004	—
Affiliated Mutual Funds	57,543,424	—	—
Security Sold Short	—	(542,578)	—
Other Financial Instruments*
Futures	(426,982)	—	—
Interest Rate Swaps	—	55,052	—
Credit Default Swaps	—	123,137	—

Total	$217,103,948	$131,489,107	$296,109

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	89

Portfolio of Investments

as of September 30, 2011 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2011 was as follows:

Affiliated Mutual Funds (including 9.2% of collateral received for securities on loan)	18.9%
Mortgage Backed Securities	13.6
U.S. Government Treasury Securities	5.9
Oil, Gas & Consumable Fuels	5.6
Commercial Mortgage Backed Securities	5.2
Pharmaceuticals	3.1
Banking	2.9
Computers & Peripherals	2.7
Insurance	2.7
Software	2.5
Commercial Banks	2.3
Diversified Telecommunication Services	1.9
IT Services	1.7
Healthcare Providers & Services	1.6
Media	1.6
Communications Equipment	1.5
Diversified Financial Services	1.5
Food & Staples Retailing	1.5
Machinery	1.4
Real Estate Investment Trusts	1.4
Aerospace & Defense	1.3
Capital Markets	1.3
Beverages	1.2
Healthcare Equipment & Supplies	1.2
Chemicals	1.1
Foreign Agencies	1.1
Industrial Conglomerates	1.1
Tobacco	1.1
Electric Utilities	1.0
Food Products	1.0
Metals & Mining	1.0
Semiconductors & Semiconductor Equipment	1.0
Electric	0.9
Household Products	0.9
Biotechnology	0.8
Energy Equipment & Services	0.8
Hotels, Restaurants & Leisure	0.8
Road & Rail	0.8
Specialty Retail	0.8
Electrical Equipment	0.7
Internet Software & Services	0.7
Non Captive Finance	0.7
Automobiles	0.6%
Municipal Bonds	0.6
Telecommunications	0.6
Collateralized Mortgage Obligations	0.5
Life Sciences Tools & Services	0.5
Non-Residential Mortgage Backed Securities	0.5
Residential Mortgage Backed Securities	0.5
Textiles, Apparel & Luxury Goods	0.5
Electronic Equipment, Instruments & Components	0.4
Foods	0.4
Healthcare Insurance	0.4
Metals	0.4
Multiline Retail	0.4
Multi-Utilities	0.4
Personal Products	0.4
Air Freight & Logistics	0.3
Airlines	0.3
Capital Goods	0.3
Consumer Finance	0.3
Distributors	0.3
Energy—Other	0.3
Healthcare & Pharmaceutical	0.3
Household Durables	0.3
Lodging	0.3
Media & Entertainment	0.3
Pipelines & Other	0.3
Technology	0.3
Auto Components	0.2
Commercial Services & Supplies	0.2
Consumer	0.2
Independent Power Producers & Energy Traders	0.2
Internet & Catalog Retail	0.2
Leisure Equipment & Products	0.2
Paper	0.2
Railroads	0.2
U.S. Government Agency Obligations	0.2
Wireless Telecommunication Services	0.2
Automotive	0.1
Building Products	0.1
Cable	0.1
Construction & Engineering	0.1
Containers & Packaging	0.1

See Notes to Financial Statements.

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Industry (cont’d.)
Diversified Consumer Services	0.1%
Energy—Integrated	0.1
Exchange Traded Fund	0.1
Gas Utilities	0.1
Healthcare Technology	0.1
Office Electronics	0.1
Professional Services	0.1
Real Estate Management & Development	0.1%
Trading Companies & Distributors	0.1
Water Utilities	0.1

115.0
Security Sold Short	(0.2)
Liabilities in excess of other assets	(14.8)

100.0%

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$163,378		Unrealized depreciation on swap agreements	$40,241
Equity contracts	—	—		Due to broker—variation margin	258,986	*
Equity contracts	Unaffiliated Investments	993		—	—
Interest rate contracts	Unrealized appreciation on swap agreements	69,387		Unrealized depreciation on swap agreements	14,335
Interest rate contracts	Due to broker—variation margin	27,243	*	Due to broker—variation margin	195,239	*

Total		$261,001			$508,801

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	91

Portfolio of Investments

as of September 30, 2011 continued

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Futures	Swaps	Total
Credit contracts	$—	$—	$(45,769)	$(45,769)
Equity contracts	9,013	332,620	—	341,633
Interest rate contracts	—	394,835	94,692	489,527

Total	$9,013	$727,455	$48,923	$785,391

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Futures	Swaps	Warrants	Total
Credit contracts	$—	$—	$95,845	$—	$95,845
Equity contracts	(8,471)	(295,735)	—	(115)	(304,321)
Interest rate contracts	—	(412,137)	39,572	—	(372,565)

Total	$(8,471)	$(707,872)	$135,417	$(115)	$(581,041)

For the year ended September 30, 2011, the Series’ average volume of derivative activities is as follows:

Futures Long Position	Futures Short Position	Interest Rate Swaps	Credit Default Swaps as Buyer
(Value at Trade Date)	(Value at Trade Date)	(Notional Amount in USD (000))	(Notional Amount in USD (000))
$30,943,050	$12,982,243	$3,041	$3,520

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2011	ANNUAL REPORT

Prudential Investment Portfolios, Inc./

Prudential Asset Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2011

Assets
Investments at value, including securities on loan of $26,734,800:
Unaffiliated Investments (cost $282,497,215)	$292,137,111
Affiliated Investments (cost $59,476,328)	57,543,424
Cash	50,325
Foreign currency, at value (cost $154,827)	151,494
Receivable for investments sold	9,358,177
Dividends and interest receivable	1,155,666
Unrealized appreciation on swap agreements	232,765
Receivable for Series shares sold	83,973
Foreign tax reclaim receivable	37,722
Prepaid expenses	5,996

Total assets	360,756,653

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	28,089,556
Payable for investments purchased	26,949,811
Securities sold short, at value (proceeds received $545,234)	542,578
Accrued expenses and other liabilities	298,157
Payable for Series shares reacquired	177,803
Management fee payable	162,497
Due to broker—variation margin	141,808
Distribution fee payable	83,131
Affiliated transfer agent fee payable	62,398
Unrealized depreciation on swap agreements	54,576

Total liabilities	56,562,315

Net Assets	$304,194,338

Net assets were comprised of:
Common stock, at par	$26,850
Paid-in capital in excess of par	339,984,819

340,011,669
Undistributed net investment income	3,641,740
Accumulated net realized loss on investment and foreign currency transactions	(46,919,763)
Net unrealized appreciation on investments and foreign currencies	7,460,692

Net assets, September 30, 2011	$304,194,338

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($243,313,708 ÷ 21,493,332 shares of common stock issued and outstanding)	$11.32
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price to public	$11.98

Class B
Net asset value, offering price and redemption price per share ($10,672,077 ÷ 942,336 shares of common stock issued and outstanding)	$11.33

Class C
Net asset value, offering price and redemption price per share ($9,987,507 ÷ 881,940 shares of common stock issued and outstanding)	$11.32

Class L
Net asset value, offering price and redemption price per share ($5,978,577 ÷ 526,937 shares of common stock issued and outstanding)	$11.35

Class M
Net asset value, offering price and redemption price per share ($387,121 ÷ 34,150 shares of common stock issued and outstanding)	$11.34

Class R
Net asset value, offering price and redemption price per share ($11,403 ÷ 1,008 shares of common stock issued and outstanding)	$11.31

Class X
Net asset value, offering price and redemption price per share ($818,435 ÷ 72,279 shares of common stock issued and outstanding)	$11.32

Class Z
Net asset value, offering price and redemption price per share ($33,025,510 ÷ 2,898,500 shares of common stock issued and outstanding)	$11.39

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	95

Statement of Operations

Year Ended September 30, 2011

Net Investment Income
Income
Unaffiliated interest income	$4,937,243
Unaffiliated dividend income (net of foreign withholding taxes of $47,228)	4,493,503
Affiliated dividend income	318,826
Affiliated income from securities loaned, net	11,980

Total income	9,761,552

Expenses
Management fee	2,293,665
Distribution fee—Class A	814,185
Distribution fee—Class B	132,680
Distribution fee—Class C	111,047
Distribution fee—Class L	33,287
Distribution fee—Class M	12,629
Distribution fee—Class R	56
Distribution fee—Class X	12,870
Transfer agent’s fees and expenses (including affiliated expense of $386,100) (Note 3)	642,000
Custodian’s fees and expenses	272,000
Registration fees	110,000
Reports to shareholders	109,000
Legal fees and expenses	40,000
Audit fee	37,000
Directors’ fees	19,000
Insurance	10,000
Miscellaneous	148,625

Total expenses	4,798,044
Less: Expense waiver (Note 2)	(70,574)

Net expenses	4,727,470

Net investment income	5,034,082

See Notes to Financial Statements.

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Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions (including affiliated: $(552,607))	35,487,123
Foreign currency transactions	31,280
Financial futures transactions	727,455
Short sale transactions	(127,207)
Swap agreement transactions	48,923

36,167,574

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $543,234)	(29,242,187)
Foreign currencies	(11,936)
Financial futures contracts	(707,872)
Short sales	3,125
Swap agreements	135,417

(29,823,453)

Net gain on investment and foreign currency transactions	6,344,121

Net Increase In Net Assets Resulting From Operations	$11,378,203

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	97

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,034,082	$6,791,013
Net realized gain on investment and foreign currency transactions	36,167,574	23,614,451
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(29,823,453)	8,288,185

Net increase in net assets resulting from operations	11,378,203	38,693,649

Dividends from net investment income (Note 1)
Class A	(4,852,583)	(5,346,561)
Class B	(164,182)	(223,360)
Class C	(127,858)	(165,450)
Class L	(106,454)	(119,695)
Class M	(19,560)	(45,904)
Class R	(169)	(1,829)
Class X	(17,268)	(29,240)
Class Z	(880,277)	(2,280,105)

	(6,168,351)	(8,212,144)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	13,603,154	25,598,627
Net asset value of shares issued in reinvestment of dividends	6,016,575	8,027,809
Cost of shares reacquired	(132,410,666)	(74,139,901)

Net decrease in net assets from Series share transactions	(112,790,937)	(40,513,465)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	—	17,506

Total decrease	(107,581,085)	(10,014,454)

Net Assets:
Beginning of year	411,775,423	421,789,877

End of year(a)	$304,194,338	$411,775,423

(a) Includes undistributed net investment income of:	$3,641,740	$4,765,718

See Notes to Financial Statements.

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Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Prudential Asset Allocation Fund (the “Series”), Prudential Jennison Growth Fund and Prudential Jennison Equity Opportunity Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Asset Allocation Fund. The financial statements of the other series are not presented herein. The Fund commenced investment operations on November 7, 1996.

The Series’ investment objective is to seek income and long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series, in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	99

Notes to Financial Statements

continued

from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

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Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal year end. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Series entered into financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	101

Notes to Financial Statements

continued

exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Short Sales: The Fund engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized at all times by cash deposits with the prime broker and/or securities held in a segregated account at the custodian. The short stock rebate, when in excess of expenses is included in the Statement of Operations and represents the net income earned on short sale proceeds held on deposit with the prime broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales. Dividends declared on short positions are recorded on the ex-dividend date as an expense on the Statement of Operations and included in the expense ratio in the Financial Highlights. Liability for securities sold short is reported at market value on the Statement of Assets and Liabilities. The Fund records a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund records a gain if the price of the security declines between those dates. Short selling involves the off-balance sheet risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Swap Agreements: The Series entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Series are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at fiscal year end, if any, are listed on the Portfolio of Investments.

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Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Series is subject to credit risk in the normal course of pursuing its investment objectives. The Series purchased credit default swaps to provide a measure of protection against defaults of the issuers. The Series’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Series will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Series would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Series may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Series as a seller of protection could be required to make under a credit default swap agreement would be equal to the

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Notes to Financial Statements

continued

notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Series for the same referenced entity or index. As a buyer of protection, the Series generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of fiscal year end are disclosed in the footnotes to the Portfolio of Investments, if applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

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As of September 30, 2011, the Series has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Series held warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, the Series forgoes principal and interest paid on the securities. The Series’ policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2011, which are included in Receivable for Investments Sold and Payable for Investments Purchased in the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

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Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis. Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Company is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Series has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory

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agreement with Prudential Investment Management, Inc. (“PIM”) and Quantitative Management Associates LLC (QMA). The subadvisory agreement provides that PIM and QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM and QMA are obligated to keep certain books and records of the Series. PI pays for the services of PIM and QMA, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65% of the Series’ daily average net assets up to $1 billion and .60% of the average net assets of the Series in excess of $1 billion. The effective management fee rate was .65% for the year ended September 30, 2011.

PI has contractually agreed to waive up to .02% of its management fee to the extent that the Series’ annual operating expenses exceed .86% (exclusive of taxes, interest, brokerage commissions, distribution fees and non-routine expenses) of the Series’ average net assets through January 31, 2012.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C, L, M, R and X Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. For the year ended September 30, 2011, PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it received $83,950 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2011. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2011, it received $135, $18,091, $305, $37 and $829 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C, Class M and Class X shareholders, respectively.

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Notes to Financial Statements

continued

PI, PIM, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM is the Series’ security lending agent. For the year ended September 30, 2011, PIM has been compensated $3,578 for these services.

The Series invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments and U.S. Government Securities, for the year ended September 30, 2011 were $633,789,107 and $733,188,380, respectively.

The amount of dollar rolls outstanding at September 30, 2011 was $4,848,047 (principal $4,500,000), which was 1.6% of total net assets.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net

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realized loss on investment and foreign currency transactions. For the year ended September 30, 2011, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $10,291 due primarily to reclassification of net foreign currency gains, paydown gain/(loss), swap income and investments in passive foreign investment companies. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended September 30, 2011 and 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $6,168,351 and $8,212,144 of ordinary income, respectively.

As of September 30, 2011, the accumulated undistributed ordinary income on a tax basis was $3,693,069. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$345,254,747	$29,556,136	$(25,130,348)	$4,425,788	$180,682	$4,606,470

The difference between book basis and tax basis was attributable to deferred losses on wash sales, investments in passive foreign investment companies and trust preferred securities. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, short sales transactions and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2011 of approximately $44,110,000 of which $3,152,000 expires in 2017 and $40,958,000 expires in 2018. The Series utilized approximately $35,236,000 of its capital loss carryforward to offset net taxable gains realized in the year ended September 30, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Series is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased

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Notes to Financial Statements

continued

likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class C shares have a CDSC of 1% during the first 12 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A to Class Z shares of the Series. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Prudential Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

During the fiscal year ended September 30, 2010, the Series received $17,506 related to an unaffiliated-third party’s settlement of regulatory proceedings involving

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allegations of improper trading in Series shares. This amount is presented in the Statement of Changes in Net Assets. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z, each of which consists of 200 million, 125 million, 125 million, 125 million, 125 million, 75 million, 150 million, and 75 million authorized shares, respectively. As of September 30, 2011, PI owned 249 Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2011:
Shares sold	477,965	$5,735,859
Shares issued in reinvestment of dividends	405,787	4,719,302
Shares reacquired	(3,247,643)	(39,019,327)

Net increase (decrease) in shares outstanding before conversion	(2,363,891)	(28,564,166)
Shares issued upon conversion from Class B, M and X	456,243	5,450,111
Shares reacquired upon conversion into Class Z	(68,514)	(844,791)

Net increase (decrease) in shares outstanding	(1,976,162)	$(23,958,846)

Year ended September 30, 2010:
Shares sold	614,315	$6,680,936
Shares issued in reinvestment of dividends	487,207	5,183,879
Shares reacquired	(4,366,925)	(47,501,908)

Net increase (decrease) in shares outstanding before conversion	(3,265,403)	(35,637,093)
Shares issued upon conversion from Class B, M and X	447,594	4,869,238

Net increase (decrease) in shares outstanding	(2,817,809)	$(30,767,855)

Class B
Year ended September 30, 2011:
Shares sold	137,946	$1,660,892
Shares issued in reinvestment of dividends	13,820	161,696
Shares reacquired	(143,739)	(1,732,372)

Net increase (decrease) in shares outstanding before conversion	8,027	90,216
Shares reacquired upon conversion into Class A	(298,250)	(3,570,325)

Net increase (decrease) in shares outstanding	(290,223)	$(3,480,109)

Year ended September 30, 2010:
Shares sold	142,730	$1,562,957
Shares issued in reinvestment of dividends	20,575	220,359
Shares reacquired	(331,040)	(3,610,660)

Net increase (decrease) in shares outstanding before conversion	(167,735)	(1,827,344)
Shares reacquired upon conversion into Class A	(222,575)	(2,429,197)

Net increase (decrease) in shares outstanding	(390,310)	$(4,256,541)

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Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2011:
Shares sold	86,637	$1,039,609
Shares issued in reinvestment of dividends	10,392	121,581
Shares reacquired	(196,631)	(2,375,782)

Net increase (decrease) in shares outstanding	(99,602)	$(1,214,592)

Year ended September 30, 2010:
Shares sold	50,622	$551,178
Shares issued in reinvestment of dividends	14,660	157,011
Shares reacquired	(279,944)	(3,056,393)

Net increase (decrease) in shares outstanding	(214,662)	$(2,348,204)

Class L
Year ended September 30, 2011:
Shares sold	3,938	$47,620
Shares issued in reinvestment of dividends	8,402	98,135
Shares reacquired	(77,376)	(922,758)

Net increase (decrease) in shares outstanding	(65,036)	$(777,003)

Year ended September 30, 2010:
Shares sold	3,186	$34,685
Shares issued in reinvestment of dividends	10,635	113,577
Shares reacquired	(63,243)	(693,258)

Net increase (decrease) in shares outstanding	(49,422)	$(544,996)

Class M
Year ended September 30, 2011:
Shares sold	1,015	$12,334
Shares issued in reinvestment of dividends	1,652	19,333
Shares reacquired	(19,411)	(232,220)

Net increase (decrease) in shares outstanding before conversion	(16,744)	(200,553)
Shares reacquired upon conversion into Class A	(115,501)	(1,387,351)

Net increase (decrease) in shares outstanding	(132,245)	$(1,587,904)

Year ended September 30, 2010:
Shares sold	7,441	$80,239
Shares issued in reinvestment of dividends	4,162	44,576
Shares reacquired	(60,278)	(655,588)

Net increase (decrease) in shares outstanding before conversion	(48,675)	(530,773)
Shares reacquired upon conversion into Class A	(150,737)	(1,646,181)

Net increase (decrease) in shares outstanding	(199,412)	$(2,176,954)

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Class R	Shares	Amount
Year ended September 30, 2011:
Shares sold	111	$1,309
Shares issued in reinvestment of dividends	15	169
Shares reacquired	(1)	(8)

Net increase (decrease) in shares outstanding	125	$1,470

Year ended September 30, 2010:
Shares sold	783	$8,448
Shares issued in reinvestment of dividends	14	144
Shares reacquired	(9,262)	(100,945)

Net increase (decrease) in shares outstanding	(8,465)	$(92,353)

Class X
Year ended September 30, 2011:
Shares issued in reinvestment of dividends	1,452	$16,984
Shares reacquired	(27,235)	(330,335)

Net increase (decrease) in shares outstanding before conversion	(25,783)	(313,351)
Shares reacquired upon conversion into Class A	(41,045)	(492,435)

Net increase (decrease) in shares outstanding	(66,828)	$(805,786)

Year ended September 30, 2010:
Shares sold	464	$5,056
Shares issued in reinvestment of dividends	2,642	28,295
Shares reacquired	(30,118)	(327,249)

Net increase (decrease) in shares outstanding before conversion	(27,012)	(293,898)
Shares reacquired upon conversion into Class A	(72,793)	(793,860)

Net increase (decrease) in shares outstanding	(99,805)	$(1,087,758)

Class Z
Year ended September 30, 2011:
Shares sold	428,398	$5,105,531
Shares issued in reinvestment of dividends	75,289	879,375
Shares reacquired	(7,428,559)	(87,797,864)

Net increase (decrease) in shares outstanding before conversion	(6,924,872)	(81,812,958)
Shares issued upon conversion from Class A	68,127	844,791

Net increase (decrease) in shares outstanding	(6,856,745)	$(80,968,167)

Year ended September 30, 2010:
Shares sold	1,526,148	$16,675,128
Shares issued in reinvestment of dividends	213,480	2,279,968
Shares reacquired	(1,665,363)	(18,193,900)

Net increase (decrease) in shares outstanding	74,265	$761,196

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Notes to Financial Statements

continued

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of .10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of .15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the line of credit during the year ended September 30, 2011.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value

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hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended September 30,
	2011(a)		2010(a)		2009(a)	2008(a)		2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.31		$10.52		$11.08	$14.62		$14.17
Income (loss) from investment operations:
Net investment income	.17		.17		.22	.28		.29
Net realized and unrealized gain (loss) on investment transactions	.05		.83		(.48)	(2.46)		1.25
Total from investment operations	.22		1.00		(.26)	(2.18)		1.54
Less Dividends and Distributions:
Dividends from net investment income	(.21)		(.21)		(.30)	(.30)		(.30)
Distributions from net realized gains	-		-		-	(1.06)		(.79)
Total dividends and distributions	(.21)		(.21)		(.30)	(1.36)		(1.09)
Capital Contributions (Note 6)	-		-	(f)	-	-		-
Net asset value, end of year	$11.32		$11.31		$10.52	$11.08		$14.62
Total Return(b):	1.91%		9.61%		(1.79)%	(16.22)%		11.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$243,314		$265,496		$276,469	$328,706		$436,337
Average net assets (000)	$271,396		$272,202		$259,847	$390,410		$430,168
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.32%	(e)	1.28%	(e)	1.25% (e)	1.16%	(d)(e)	1.10% (d)
Expenses, excluding distribution and service (12b-1) fees	1.02%	(e)	.98%	(e)	.95% (e)	.88%	(e)	.85%
Net investment income	1.45%	(e)	1.60%	(e)	2.41% (e)	2.16%	(e)	2.00%
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	230%		185%		259%	298%		226%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Prior to January 31, 2008, the distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) As of March 23, 2007, the manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class A. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.34%, 1.04% and 1.43%, respectively, for the year ended September 30, 2011, 1.30%, 1.00% and 1.58%, respectively, for the year ended September 30, 2010, 1.27%, .97% and 2.39%, respectively, for the year ended September 30, 2009 and 1.18%, .90% and 2.14%, respectively, for the year ended September 30, 2008.

(f) Less than $.005 per share.

See Notes to Financial Statements.

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Class B Shares
	Year Ended September 30,
	2011(a)		2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.32		$10.53		$11.04	$14.57	$14.11
Income (loss) from investment operations:
Net investment income	.09		.10		.16	.18	.18
Net realized and unrealized gain (loss) on investment transactions	.05		.83		(.47)	(2.45)	1.26
Total from investment operations	.14		.93		(.31)	(2.27)	1.44
Less Dividends and Distributions:
Dividends from net investment income	(.13)		(.14)		(.20)	(.20)	(.19)
Distributions from net realized gains	-		-		-	(1.06)	(.79)
Total dividends and distributions	(.13)		(.14)		(.20)	(1.26)	(.98)
Capital Contributions (Note 6)	-		-	(e)	-	-	-
Net asset value, end of year	$11.33		$11.32		$10.53	$11.04	$14.57
Total Return(b):	1.23%		8.92%		(2.49)%	(16.86)%	10.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,672		$13,952		$17,090	$26,977	$46,486
Average net assets (000)	$13,268		$15,682		$18,440	$37,753	$50,122
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.02%	(d)	1.98%	(d)	1.95% (d)	1.88% (d)	1.85%
Expenses, excluding distribution and service (12b-1) fees	1.02%	(d)	.98%	(d)	.95% (d)	.88% (d)	.85%
Net investment income	.75%	(d)	.91%	(d)	1.75% (d)	1.44% (d)	1.25%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) As of March 23, 2007, the manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class B. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.04%, 1.04% and .73%, respectively, for the year ended September 30, 2011, 2.00%, 1.00% and .89% respectively, for the year ended September 30, 2010, 1.97%, .97% and 1.73%, respectively, for the year ended September 30, 2009 and 1.90%, .90% and 1.42%, respectively, for the year ended September 30, 2008.

(e) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	117

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2011(a)		2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.32		$10.53		$11.04	$14.57	$14.11
Income (loss) from investment operations:
Net investment income	.09		.10		.16	.18	.17
Net realized and unrealized gain (loss) on investment transactions	.04		.83		(.47)	(2.45)	1.27
Total from investment operations	.13		.93		(.31)	(2.27)	1.44
Less Dividends and Distributions:
Dividends from net investment income	(.13)		(.14)		(.20)	(.20)	(.19)
Distributions from net realized gains	-		-		-	(1.06)	(.79)
Total dividends and distributions	(.13)		(.14)		(.20)	(1.26)	(.98)
Capital Contributions (Note 6)	-		-	(e)	-	-	-
Net asset value, end of year	$11.32		$11.32		$10.53	$11.04	$14.57
Total Return(b):	1.15%		8.92%		(2.49)%	(16.86)%	10.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,987		$11,111		$12,599	$16,393	$25,379
Average net assets (000)	$11,105		$11,986		$12,415	$21,104	$19,954
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.02%	(d)	1.98%	(d)	1.95% (d)	1.88% (d)	1.85%
Expenses, excluding distribution and service (12b-1) fees	1.02%	(d)	.98%	(d)	.95% (d)	.88% (d)	.85%
Net investment income	.75%	(d)	.90%	(d)	1.72% (d)	1.44% (d)	1.21%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) As of March 23, 2007, the manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class C. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.04%, 1.04% and .73%, respectively, for the year ended September 30, 2011, 2.00%, 1.00% and .88%, respectively, for the year ended September 30, 2010, 1.97%, .97% and 1.70%, respectively, for the year ended September 30, 2009 and 1.90%, .90% and 1.42%, respectively, for the year ended September 30, 2008.

(e) Less than $.005 per share.

See Notes to Financial Statements.

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Class L Shares
	Year Ended September 30,						March 26, 2007(b) through September 30,
	2011(a)		2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.34		$10.54		$11.09	$14.62	$14.13
Income (loss) from investment operations:
Net investment income	.15		.15		.21	.25	.12
Net realized and unrealized gain (loss) on investment transactions	.05		.84		(.49)	(2.46)	.37
Total from investment operations	.20		.99		(.28)	(2.21)	.49
Less Dividends and Distributions:
Dividends from net investment income	(.19)		(.19)		(.27)	(.26)	-
Distributions from net realized gains	-		-		-	(1.06)	-
Total dividends and distributions	(.19)		(.19)		(.27)	(1.32)	-
Capital Contributions (Note 6)	-		-	(g)	-	-	-
Net asset value, end of period	$11.35		$11.34		$10.54	$11.09	$14.62
Total Return(c):	1.71%		9.50%		(2.05)%	(16.41)%	3.47%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,979		$6,712		$6,762	$8,160	$11,874
Average net assets (000)	$6,658		$6,810		$6,392	$10,201	$11,940
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.52%	(e)	1.48%	(e)	1.45% (e)	1.38% (e)	1.35%	(f)
Expenses, excluding distribution and service (12b-1) fees	1.02%	(e)	.98%	(e)	.95% (e)	.88% (e)	.85%	(f)
Net investment income	1.25%	(e)	1.40%	(e)	2.21% (e)	1.94% (e)	1.62%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Commencement of offering.

(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) As of March 23, 2007, the manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class L. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.54%, 1.04% and 1.23%, respectively, for the year ended September 30, 2011, 1.50%, 1.00% and 1.38%, respectively, for the year ended September 30, 2010, 1.47%, .97% and 2.19%, respectively, for the year ended September 30, 2009 and 1.40%, .90% and 1.92%, respectively, for the year ended September 30, 2008.

(f) Annualized.

(g) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	119

Financial Highlights

continued

Class M Shares
	Year Ended September 30,						March 26, 2007(b) through September 30,
	2011(a)		2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.32		$10.53		$11.04	$14.57	$14.12
Income (loss) from investment operations:
Net investment income	.09		.10		.17	.18	.08
Net realized and unrealized gain (loss) on investment transactions	.06		.83		(.48)	(2.45)	.37
Total from investment operations	.15		.93		(.31)	(2.27)	.45
Less Dividends and Distributions:
Dividends from net investment income	(.13)		(.14)		(.20)	(.20)	-
Distributions from net realized gains	-		-		-	(1.06)	-
Total dividends and distributions	(.13)		(.14)		(.20)	(1.26)	-
Capital Contributions (Note 6)	-		-	(g)	-	-	-
Net asset value, end of period	$11.34		$11.32		$10.53	$11.04	$14.57
Total Return(c):	1.32%		8.92%		(2.49)%	(16.86)%	3.19%

Ratios/Supplemental Data:
Net assets, end of period (000)	$387		$1,883		$3,853	$8,812	$25,279
Average net assets (000)	$1,263		$2,794		$5,042	$15,838	$29,898
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.02%	(e)	1.98%	(e)	1.95% (e)	1.88% (e)	1.85%	(f)
Expenses, excluding distribution and service (12b-1) fees	1.02%	(e)	.98%	(e)	.95% (e)	.88% (e)	.85%	(f)
Net investment income	.73%	(e)	.91%	(e)	1.80% (e)	1.42% (e)	1.08%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Commencement of offering.

(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) As of March 23, 2007, the manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class M. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.04%, 1.04% and .71%, respectively, for the year ended September 30, 2011, 2.00%, 1.00% and .89%, respectively, for the year ended September 30, 2010, 1.97%, .97% and 1.78%, respectively, for the year ended September 30, 2009 and 1.90%, .90% and 1.40%, respectively, for the year ended September 30, 2008.

(f) Annualized.

(g) Less than $.005 per share.

See Notes to Financial Statements.

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Class R Shares
	Year Ended September 30,
	2011(a)		2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.31		$10.52		$11.09	$14.62	$14.16
Income (loss) from investment operations:
Net investment income	.15		.14		.20	.25	.25
Net realized and unrealized gain (loss) on investment transactions	.04		.84		(.50)	(2.46)	1.27
Total from investment operations	.19		.98		(.30)	(2.21)	1.52
Less Dividends and Distributions:
Dividends from net investment income	(.19)		(.19)		(.27)	(.26)	(.27)
Distributions from net realized gains	-		-		-	(1.06)	(.79)
Total dividends and distributions	(.19)		(.19)		(.27)	(1.32)	(1.06)
Capital Contributions (Note 6)	-		-	(f)	-	-	-
Net asset value, end of year	$11.31		$11.31		$10.52	$11.09	$14.62
Total Return(b):	1.63%		9.42%		(2.24)%	(16.41)%	11.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11		$10		$98	$893	$1,181
Average net assets (000)	$11		$49		$506	$1,008	$1,105
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.52%	(e)	1.48%	(e)	1.45% (e)	1.38% (e)	1.35%
Expenses, excluding distribution and service (12b-1) fees	1.02%	(e)	.98%	(e)	.95% (e)	.88% (e)	.85%
Net investment income	1.25%	(e)	1.43%	(e)	2.25% (e)	1.94% (e)	1.76%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) As of March 23, 2007, the manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class R. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.54%, 1.04% and 1.23%, respectively, for the year ended September 30, 2011, 1.50%, 1.00% and 1.41%, respectively, for the year ended September 30, 2010, 1.47%, .97% and 2.23%, respectively, for the year ended September 30, 2009 and 1.40%, .90% and 1.92%, respectively, for the year ended September 30, 2008.

(f) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	121

Financial Highlights

continued

Class X Shares
	Year Ended September 30,						March 26, 2007(b) through September 30,
	2011(a)		2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.32		$10.53		$11.04	$14.57	$14.12
Income (loss) from investment operations:
Net investment income	.09		.10		.16	.18	.08
Net realized and unrealized gain (loss) on investment transactions	.04		.83		(.47)	(2.45)	.37
Total from investment operations	.13		.93		(.31)	(2.27)	.45
Less Dividends and Distributions:
Dividends from net investment income	(.13)		(.14)		(.20)	(.20)	-
Distributions from net realized gains	-		-		-	(1.06)	-
Total dividends and distributions	(.13)		(.14)		(.20)	(1.26)	-
Capital Contributions (Note 6)	-		-	(g)	-	-	-
Net asset value, end of period	$11.32		$11.32		$10.53	$11.04	$14.57
Total Return(c):	1.15%		8.92%		(2.49)%	(16.86)%	3.19%

Ratios/Supplemental Data:
Net assets, end of period (000)	$818		$1,575		$2,516	$4,192	$7,157
Average net assets (000)	$1,287		$1,929		$2,815	$5,838	$7,694
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.02%	(e)	1.98%	(e)	1.95% (e)	1.88% (e)	1.85%	(f)
Expenses, excluding distribution and service (12b-1) fees	1.02%	(e)	.98%	(e)	.95% (e)	.88% (e)	.85%	(f)
Net investment income	.74%	(e)	.91%	(e)	1.75% (e)	1.43% (e)	1.09%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Commencement of offering.

(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) As of March 23, 2007, the manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class X. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.04%, 1.04% and .72%, respectively, for the year ended September 30, 2011, 2.00%, 1.00% and .89%, respectively, for the year ended September 30, 2010, 1.97%, .97% and 1.73%, respectively, for the year ended September 30, 2009 and 1.90%, .90% and 1.41%, respectively, for the year ended September 30, 2008.

(f) Annualized.

(g) Less than $.005 per share.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended September 30,
	2011(a)		2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.38		$10.58		$11.15	$14.71	$14.25
Income (loss) from investment operations:
Net investment income	.20		.21		.25	.31	.32
Net realized and unrealized gain (loss) on investment transactions	.06		.83		(.48)	(2.47)	1.27
Total from investment operations	.26		1.04		(.23)	(2.16)	1.59
Less Dividends and Distributions:
Dividends from net investment income	(.25)		(.24)		(.34)	(.34)	(.34)
Distributions from net realized gains	-		-		-	(1.06)	(.79)
Total dividends and distributions	(.25)		(.24)		(.34)	(1.40)	(1.13)
Capital Contributions (Note 6)	-		-	(e)	-	-	-
Net asset value, end of year	$11.39		$11.38		$10.58	$11.15	$14.71
Total Return(b):	2.19%		9.95%		(1.47)%	(16.03)%	11.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$33,026		$111,036		$102,402	$117,549	$156,599
Average net assets (000)	$47,885		$107,157		$93,145	$140,799	$163,110
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.02%	(d)	.98%	(d)	.95% (d)	.88% (d)	.85%
Expenses, excluding distribution and service (12b-1) fees	1.02%	(d)	.98%	(d)	.95% (d)	.88% (d)	.85%
Net investment income	1.72%	(d)	1.90%	(d)	2.71% (d)	2.44% (d)	2.25%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) As of March 23, 2007, the manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class Z. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.04%, 1.04% and 1.70%, respectively, for the year ended September 30, 2011, 1.00%, 1.00% and 1.88%, respectively, for the year ended September 30, 2010, .97%, .97% and 2.69%, respectively, for the year ended September 30, 2009 and .90%, .90% and 2.42%, respectively, for the year ended September 30, 2008.

(e) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	123

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Asset Allocation Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2011

124	Visit our website at www.prudentialfunds.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Series’ year end September 30, 2011, as to the federal tax status of dividends paid by the Series during such year. We are advising you that during the year ended September 30, 2011, the Series paid ordinary income dividends for Class A shares of $0.212 per share, for Class B, C, M and X shares of $0.134 per share, for Class L and Class R shares of $0.190 per share, and for Class Z $0.245 per share, respectively, which are taxable as such.

For the year ended September 30, 2011, the Series designates the maximum amount allowable, but not less than the following percentages of the ordinary income distributions paid during the year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD
Prudential Asset Allocation Fund	73.32%	66.00%	47.44%

In January 2012 you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2011.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 8.03% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	125

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).
Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58	Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Asset Allocation Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI, QMA and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Prudential Asset Allocation Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund

Approval of Advisory Agreements (continued)

shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA and PIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, QMA and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA and PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA and PIM, and also reviewed the qualifications, backgrounds and responsibilities of the QMA and PIM portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, QMA’s and PIM’s organizational structures, senior management, investment operations, and other

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relevant information pertaining to PI, QMA and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA and PIM. The Board noted that both QMA and PIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA and PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, QMA and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) was in the second quartile for the 10-year period, and in the third quartile for the one, three- and five-year periods. The Board noted that the Fund outperformed its benchmark index for the one-, five- and 10-year periods, though it underperformed its benchmark index over the three-year period. The Board noted PI’s explanation that the majority of the Fund’s underperformance was attributable to performance in 2009, because the Fund, in comparison to its peers, had a lower allocation to equities, which experienced a strong market rally during 2009. The Board also noted that the Fund’s performance had improved, and that the Fund outperformed its benchmark index and Peer Universe median with a second quartile ranking during the first quarter of 2011. The Board concluded that, in light of the Fund’s improved recent performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board noted that the Fund’s total expenses were 5 basis points higher than the median total expenses for all funds included in the Expense Group. The Board considered that PI has agreed to waive up to 0.020% of its management fee to the extent that the Fund’s annual operating expenses exceed 0.860% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets through January 31, 2012. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund

Approval of Advisory Agreements (continued)

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadvisers, affiliates of PI, as their profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI, QMA and PIM

The Board considered potential ancillary benefits that might be received by PI, QMA and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PIM included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI, QMA and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102
	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ASSET ALLOCATION FUND

SHARE CLASS	A	B	C	L	M	R	X	Z
NASDAQ	PIBAX	PBFBX	PABCX	N/A	DAAMX	PALRX	N/A	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E586	74437E578	74437E636	74437E560	74437E859

MF185E    0213279-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

ANNUAL REPORT • SEPTEMBER 30, 2011

Fund Type

Multi-cap stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Equity Opportunity Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.15%; Class B, 1.85%; Class C, 1.85%; Class R, 1.60%; Class Z, 0.85%. Net operating expenses: Class A, 1.15%; Class B, 1.85%; Class C, 1.85%; Class R, 1.35%; Class Z, 0.85%, after contractual reduction through 1/31/2012.

Cumulative Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.86%	–2.09%	52.36%	—
Class B	–2.60	–5.52	41.65	—
Class C	–2.60	–5.52	41.65	—
Class R	–2.10	–3.24	N/A	12.73% (12/17/04)
Class Z	–1.58	–0.65	56.48	—
S&P 500 Index	1.13	–5.75	32.00	—
Lipper Customized Blend Funds Average	–2.78	–8.23	45.67	—
Lipper Multi-Cap Core Funds Average	–2.36	–6.15	44.99	—

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–7.25%	–1.54%	3.71%	—
Class B	–7.47	–1.27	3.54	—
Class C	–3.57	–1.13	3.54	—
Class R	–2.10	–0.66	N/A	1.78% (12/17/04)
Class Z	–1.58	–0.13	4.58	—
S&P 500 Index	1.13	–1.18	2.82	—
Lipper Customized Blend Funds Average	–2.78	–1.82	3.63	—
Lipper Multi-Cap Core Funds Average	–2.36	–1.36	3.57	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.86%	–0.42%	4.30%	—
Class B	–2.60	–1.13	3.54	—
Class C	–2.60	–1.13	3.54	—
Class R	–2.10	–0.66	N/A	1.78% (12/17/04)
Class Z	–1.58	–0.13	4.58	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Equity Opportunity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2001) and the account values at the end of the current fiscal year (September 30, 2011) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through January 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	3

Your Fund’s Performance (continued)

deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Under certain limited circumstances, an exchange may be made from Class A or Class C shares to Class Z shares of the Fund. Class B shares do not pay a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% on sales made within 12 months of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to sales charges, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to sales charges or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 7.30% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 1.05% for Class R.

Lipper Multi-Cap Core Funds Average

The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total return is 7.46% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 0.96% for Class R.

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Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average (Lipper Average) is a 50/50 blend of the Lipper Multi-Cap Value Funds and Lipper Multi-Cap Blend Funds Averages. The Lipper Customized Blend Funds Average was utilized because PI believes that a blend of the two averages provides a more appropriate basis for Fund performance comparisons, although Lipper only classifies the Fund in the Lipper Multi-Cap Core Funds Universe. Lipper Average Closest Month-End to Inception cumulative total returns is 18.16% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 2.36% for Class R.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/11
Comcast Corp., Media	2.6%
Kraft Foods, Inc., Food Products	2.0
News Corp., Media	2.0
GameStop Corp., Specialty Retail	1.9
MasterCard, Inc., IT Services	1.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Long-Term Industries expressed as a percentage of net assets as of 9/30/11
Media	7.2%
Software	6.1
Biotechnology	5.8
Oil, Gas & Consumable Fuels	5.3
Insurance	5.1

Industry weightings reflect only long-term investments and are subject to change.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Equity Opportunity Fund’s Class A shares declined 1.86% in the 12 months ended September 30, 2011, underperforming the 1.13% gain of its benchmark index, the S&P 500 Index (the Index), and outperforming the 2.36% decline of the Lipper Multi-Cap Core Funds Average.

•	Stock selection in the financials and information technology sectors was a source of relative gain, as was an overweight position in consumer discretionary.

•	Underperformance was driven mostly by the Fund’s positions in the healthcare and energy sectors.

How is the Fund managed?

The Fund’s investment objective is long-term growth of capital. The Fund utilizes an intensive “value with a catalyst” bottom-up approach to security selection based on valuations and earnings prospects.

The investment team looks for companies that generally exhibit one of two distinct types of investment characteristics. These are companies the investment team expects to experience a dynamic earnings cycle or other catalyst over the intermediate term (usually the next 12-18 months), such as a corporate restructuring, new product development, or an expected positive turn in the cycle for the company’s industry. Also included are companies that the investment team believes deliver good current growth characteristics but are being mispriced by the market, due to a very short-term earnings focus relative to “street” expectations or market uncertainty regarding the sustainability of earnings growth.

What was the investment environment like for U.S. stocks?

•

The U.S. stock market rallied strongly in the first part of the reporting period on indications of continued global expansion. It relinquished much of its advance in the last two months, however, as investor worries about government debt and slowing economic growth drove heightened volatility.

•

Solid corporate earnings gains and continued spending—both corporate and personal—provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

•

Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more

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volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil in the Middle East and a devastating earthquake and tsunami in Japan.

•	In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and tightening labor rates.

•

Stock prices were also pressured late in the period by acrimony and political gamesmanship related to the Congressional debate over the U.S. debt ceiling. A last-minute accord averted an immediate crisis, but the lack of a longer-term solution highlighted the scope of Washington’s fiscal problems. The subsequent downgrade of U.S. long-term sovereign credit fueled additional anxiety.

•

Reductions in GDP growth forecasts and corporate expectations came as prognosticators looked to gauge the impact of falling confidence across the globe. Commodity prices moved broadly lower, with oil and copper, two widely regarded barometers of economic health, finishing the period with steep declines.

Which holdings made the largest positive contributions to the Fund’s return?

•

Cabot Oil & Gas is a North American exploration and production company, whose reserves are focused in both conventional and unconventional resource areas. The Fund’s position had the largest positive impact on absolute performance. The spotlight is on its two unconventional shale fields with large land positions and solid reserves. The first is natural gas production in the Marcellus Shale of Pennsylvania, where the company has a large land position and owns its own gathering system that should boost returns. The second is the oil field in the Eagle Ford Shale of West Texas, where the company has a leasehold with potential reserves of 150-300 million barrels of oil. Jennison likes Cabot’s production growth profile and low unit costs and believes Cabot has more upside potential.

•

Watson Pharmaceuticals is a specialty pharmaceutical company that develops generic and brand products focused on urology and women’s health. The market for generic drugs in general was viewed as favorable, given the weak worldwide economy and European austerity measures. Watson also gained the exclusive rights to distribute a generic version of Sanofi-Aventis’ LOVENOX®, via Watson’s partnership with Amphastar Pharmaceuticals. Jennsion believes that Watson has additional upside potential due to its deep portfolio of generic drug filings and strong earnings growth.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	7

Strategy and Performance Overview (continued)

•

Another bright spot in fund performance was Moody’s, which operates in two segments: Moody’s Investors Service (MIS) and Moody’s Analytics (MA). Moody’s updated guidance for full-year 2011 revenue and EPS, reflecting stronger expectations associated with first-quarter bond market issuance, which benefited MIS. Moody’s also accelerated completion of software projects for customers of MA. Also for 2011, Moody’s increased standard pricing on transactions by 7.5%. The company increased its quarterly dividend as well. At the current valuation, Jennison thinks Moody’s remains inexpensive.

•	Shares of Warner Music Group, a music content company, surged amid the news that Access Industries would purchase the company for $3.3 billion. The deal was completed in July 2011.

•

IAC/InterActiveCorp is an Internet company with more than 50 brands serving consumer audiences across more than 30 countries. The firm operates in four business segments: Search, Match.com, ServiceMagic, and Media and Other Businesses. IAC has surpassed consensus expectations on a fairly regular basis over the past 18 months, and is enjoying faster growth than industry peers.

Which holdings detracted most from the Fund’s return?

•

Insurer MetLife declined as the falling equity market weighed on insurance companies that have equity-based guarantees. Additionally, the prospect that long-term interest rates will remain low hurt insurers, since it could make it difficult for them to pay the higher rates they sometimes guarantee in contracts. Jennison likes its attractive valuation as well as fundamental strengths such as its growing international presence and capital redeployment goals.

•

Goldman Sachs was a key detractor from Fund performance. Goldman’s decline largely reflected concerns about the macro environment and potential litigation against the company related to allegations it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions. Jennison views Goldman as best in class and believes its strong capital base and leading global positions in investment banking, capital markets, trading, private equity, and asset management provide attractive exposure to long-term global economic expansion.

•

The Ryland Group, a homebuilding and mortgage-finance company, traded down amid falling sales of existing homes and an unusual spike in contract cancellations. Jennison acknowledges that Ryland continues to face strong headwinds, as Americans face high unemployment and stagnant wages. However, Ryland continues to right-size its business, which means shutting down underperforming communities as the company opens new communities

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in better geographies, and continues its conservative operating strategy, modest debt holdings, and significant available liquidity.

•

Juniper Networks makes Internet protocol (IP) routers for private and public access networks. Juniper’s revenue and earnings fell short of expectations. The company provided what Jennison believes is disappointing earnings guidance for the remainder of 2011. Despite a favorable product cycle and its management’s confidence in the company’s business pipeline, Juniper is facing macroeconomic spending headwinds in both the service provider and enterprise markets. Jennison finds that the company is driven by its innovation, which can both benefit sales and impair profitability depending on spending cycles.

Were there significant changes to the portfolio?

The selection of individual securities based on company-specific fundamentals is the primary driver of the Fund’s sector allocations. Significant new positions were established in MasterCard, International Game Technology, and CVS Caremark. Positions in other securities, such as Weatherford International, Intel, and Apache, were eliminated.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	9

Comments on Largest Holdings

2.6%	Comcast Corp., Media

Comcast is a leading media, entertainment and communications company, operating in two divisions—cable systems and NBC Universal. Jennison believes that Comcast’s purchase of majority control of NBC Universal’s TV and film businesses early in 2011 from General Electric should boost earnings. Jennison believes the stock will continue to outperform, given the company’s ability to generate large amounts of free cash flow, pricing power, growth prospects, and attractive valuation. Additionally, its cable network is a high quality asset in Jennison’s view and carries a low valuation relative to peers. Its capital structure should remain shareholder-friendly.

2.0%	Kraft Foods, Inc., Food Products

Kraft Foods is a worldwide manufacturer and distributor of packaged foods. Jennison believes that the outlook for earnings appears favorable owing to stronger-than-expected pricing trends and market share gains-combined with tailwinds from foreign exchange benefits. Kraft should see higher earnings as a result of its Cadbury acquisition, earlier in 2011.

2.0%	News Corp., Media

Jennison likes the growth prospects of global media giant News Corp. The company reported solid results so far in 2011, and offered encouraging guidance for fiscal 2012. The company also kicked off its share repurchase program in what Jennison believes is an intelligent use of its cash-heavy balance sheet. Jennison likes the strength of News Corp’s growth prospects, driven by both cable networks and TV, and believes the company is attractively valued relative to its industry peers.

1.9%	GameStop Corp., Specialty Retail

GameStop is a leading retailer of video game software, hardware, and accessories in the U.S. with approximately 25% market share. The company’s loyalty PowerUp Rewards program should enable GameStop to use data it collects to target and retain customers. Jennison believes that GameStop should outperform as it continues to fine-tune its store base. In Jennison’s view, the company’s new role in the digital landscape is not reflected in the current stock price. GameStop also continues to be aggressive in its debt paydown and share repurchase program, which should help drive returns.

1.9%	MasterCard, Inc., IT Services

MasterCard has enjoyed stronger-than-anticipated volume and transaction growth. MasterCard is the No. 2 payment system in the U.S., after Visa. Jennison expects continued growth in MasterCard’s gross dollar volume (the total value of its cardholders’ transactions) as consumers continue their ongoing shift from paper money to electronic credit/debit transactions (retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards). New international markets also offer significant growth potential, in Jennison’s view.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2011, at the beginning of the period, and held through the six-month period ended September 30, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	11

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$827.20	1.13%	$5.18
	Hypothetical	$1,000.00	$1,019.40	1.13%	$5.72

Class B	Actual	$1,000.00	$824.20	1.83%	$8.37
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25

Class C	Actual	$1,000.00	$824.20	1.83%	$8.37
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25

Class R	Actual	$1,000.00	$826.10	1.33%	$6.09
	Hypothetical	$1,000.00	$1,018.40	1.33%	$6.73

Class Z	Actual	$1,000.00	$828.20	0.83%	$3.80
	Hypothetical	$1,000.00	$1,020.91	0.83%	$4.20

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2011, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of September 30, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.5%
COMMON STOCKS

Aerospace & Defense 4.1%
70,129	Boeing Co. (The)	$4,243,506
115,243	ITT Corp.	4,840,206
62,635	Teledyne Technologies, Inc.(a)(b)	3,060,346

		12,144,058

Airlines 0.9%
360,754	Delta Air Lines, Inc.(b)	2,705,655

Auto Components 1.8%
122,064	Lear Corp.	5,236,546

Automobiles 1.4%
59,111	Toyota Motor Corp. (Japan), ADR(a)	4,034,917

Biotechnology 5.8%
264,586	Amarin Corp. PLC (Ireland), ADR(b)	2,434,191
76,958	Amgen, Inc.	4,228,842
86,854	Celgene Corp.(b)	5,378,000
132,787	Gilead Sciences, Inc.(b)	5,152,136

		17,193,169

Capital Markets 4.3%
357,977	Charles Schwab Corp. (The)(a)	4,034,401
121,260	Evercore Partners, Inc. (Class A Stock)	2,764,728
38,489	Goldman Sachs Group, Inc. (The)	3,639,135
107,768	Lazard Ltd. (Class A Stock)	2,273,905

		12,712,169

Chemicals 2.4%
83,785	Monsanto Co.	5,030,451
27,028	PPG Industries, Inc.	1,909,799

		6,940,250

Commercial Banks 1.5%
183,518	Wells Fargo & Co.	4,426,454

Communications Equipment 1.0%
164,643	Juniper Networks, Inc.(b)	2,841,738

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	13

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computers & Peripherals 2.9%
328,598	Dell, Inc.(b)	$4,649,662
190,551	EMC Corp.(b)	3,999,665

		8,649,327

Diversified Financial Services 3.4%
115,407	Citigroup, Inc.	2,956,727
125,118	JPMorgan Chase & Co.	3,768,554
106,748	Moody’s Corp.(a)	3,250,477

		9,975,758

Diversified Telecommunication Services 1.3%
184,694	Vivendi SA (France)	3,760,346

Electric Utilities 1.7%
117,181	Exelon Corp.	4,993,082

Electronic Equipment & Instruments 0.6%
317,641	Flextronics International Ltd.(b)	1,788,319

Energy Equipment & Services 4.7%
123,852	Cameron International Corp.(b)	5,144,812
68,181	National Oilwell Varco, Inc.	3,492,231
86,821	Schlumberger Ltd.	5,185,818

		13,822,861

Food & Staples Retailing 3.4%
161,678	CVS Caremark Corp.(a)	5,429,147
89,023	Wal-Mart Stores, Inc.	4,620,294

		10,049,441

Food Products 4.7%
75,849	Bunge Ltd.	4,421,238
174,712	Kraft Foods, Inc. (Class A Stock)	5,866,829
199,834	Tyson Foods, Inc. (Class A Stock)	3,469,118

		13,757,185

Healthcare Equipment & Supplies 1.4%
274,378	Hologic, Inc.(b)	4,173,289

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services 2.1%
122,379	HCA Holdings, Inc.(a)(b)	$2,467,161
74,786	Quest Diagnostics, Inc.	3,691,437

		6,158,598

Hotels, Restaurants & Leisure 3.7%
376,612	International Game Technology	5,472,172
590,137	Pinnacle Entertainment, Inc.(a)(b)	5,358,444

		10,830,616

Household Durables 1.0%
263,334	Ryland Group, Inc.(a)	2,804,507

Independent Power Producers & Energy Traders 1.3%
267,130	Calpine Corp.(b)	3,761,190

Insurance 5.1%
114,472	Axis Capital Holdings Ltd.	2,969,404
111,054	Marsh & McLennan Cos., Inc.	2,947,373
124,904	MetLife, Inc.	3,498,561
308,773	Symetra Financial Corp.	2,516,500
65,296	Travelers Cos., Inc. (The)	3,181,874

		15,113,712

Internet & Catalog Retail 1.0%
118,884	Expedia, Inc.(a)	3,061,263

Internet Software & Services 1.6%
9,007	Google, Inc. (Class A Stock)(b)	4,633,021

IT Services 1.9%
17,639	MasterCard, Inc. (Class A Stock)	5,594,385

Life Sciences Tools & Services 1.1%
65,143	Thermo Fisher Scientific, Inc.(b)	3,298,842

Machinery 0.6%
37,890	Dover Corp.	1,765,674

Media 7.2%
371,944	Comcast Corp. (Class A Stock)	7,695,521
83,642	Liberty Global, Inc. (Series C Stock)(b)	2,894,850

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	15

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media (cont’d.)
378,610	News Corp. (Class A Stock)	$5,857,097
118,121	Viacom, Inc. (Class B Stock)	4,576,007

		21,023,475

Metals & Mining 1.6%
103,271	Goldcorp, Inc.	4,713,288

Oil, Gas & Consumable Fuels 5.3%
30,687	Cabot Oil & Gas Corp.	1,899,832
181,635	Cobalt International Energy, Inc.(b)	1,400,406
140,635	Consol Energy, Inc.	4,771,746
112,153	Kosmos Energy Ltd.(b)	1,313,312
30,536	Occidental Petroleum Corp.	2,183,324
117,207	Southwestern Energy Co.(b)	3,906,509

		15,475,129

Pharmaceuticals 4.0%
166,422	Impax Laboratories, Inc.(b)	2,980,618
298,210	Pfizer, Inc.	5,272,353
53,600	Watson Pharmaceuticals, Inc.(b)	3,658,200

		11,911,171

Professional Services 0.9%
76,923	Manpower, Inc.	2,586,151

Road & Rail 0.9%
143,564	CSX Corp.	2,680,340

Semiconductors & Semiconductor Equipment 1.8%
197,727	Xilinx, Inc.	5,425,629

Software 6.1%
377,218	Activision Blizzard, Inc.	4,488,894
188,936	Microsoft Corp.	4,702,617
164,579	Oracle Corp.	4,730,001
243,477	Symantec Corp.(b)	3,968,675

		17,890,187

Specialty Retail 1.9%
242,658	GameStop Corp. (Class A Stock)(a)(b)	5,605,400

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Trading Companies & Distributors 1.1%
436,517	RSC Holdings, Inc.(b)	$3,112,366

	Total long-term investments (cost $297,959,062)	286,649,508

SHORT-TERM INVESTMENT 9.7%

Affiliated Money Market Mutual Fund
28,504,610	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $28,504,610; includes $25,835,345 of cash collateral received for securities on loan)(c)(d)	28,504,610

	Total Investments 107.2% (cost $326,463,672; Note 5)	315,154,118
	Liabilities in excess of other assets (7.2%)	(21,257,932)

	Net Assets 100.0%	$293,896,186

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $24,518,237; cash collateral of $25,835,345 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Non-income producing security.
(c)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	17

Portfolio of Investments

as of September 30, 2011 continued

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$282,889,162	$3,760,346	$—
Affiliated Money Market Mutual Fund	28,504,610	—	—

Total	$311,393,772	$3,760,346	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2011 were as follows:

Affiliated Money Market Mutual Fund (including 8.8% of collateral received for securities on loan)	9.7%
Media	7.2
Software	6.1
Biotechnology	5.8
Oil, Gas & Consumable Fuels	5.3
Insurance	5.1
Energy Equipment & Services	4.7
Food Products	4.7
Capital Markets	4.3
Aerospace & Defense	4.1
Pharmaceuticals	4.0
Hotels, Restaurants & Leisure	3.7
Diversified Financial Services	3.4
Food & Staples Retailing	3.4
Computers & Peripherals	2.9
Chemicals	2.4
Healthcare Providers & Services	2.1
IT Services	1.9
Specialty Retail	1.9
Auto Components	1.8
Semiconductors & Semiconductor Equipment	1.8
Electric Utilities	1.7%
Internet Software & Services	1.6
Metals & Mining	1.6
Commercial Banks	1.5
Automobiles	1.4
Healthcare Equipment & Supplies	1.4
Diversified Telecommunication Services	1.3
Independent Power Producers & Energy Traders	1.3
Life Sciences Tools & Services	1.1
Trading Companies & Distributors	1.1
Communications Equipment	1.0
Household Durables	1.0
Internet & Catalog Retail	1.0
Airlines	0.9
Professional Services	0.9
Road & Rail	0.9
Electronic Equipment & Instruments	0.6
Machinery	0.6

107.2
Liabilities in excess of other assets	(7.2)

100.0%

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2011	ANNUAL REPORT

Prudential Investment Portfolios, Inc./ Prudential Jennison Equity Opportunity Fund

Statement of Assets and Liabilities

as of September 30, 2011

Assets
Investments at value, including securities on loan of $24,518,237:
Unaffiliated Investments (cost $297,959,062)	$286,649,508
Affiliated Investments (cost $28,504,610)	28,504,610
Cash	5,909
Foreign currency, at value (cost $12)	12
Receivable for investments sold	2,913,054
Receivable for Series shares sold	2,876,767
Dividends and interest receivable	241,944
Prepaid expenses	6,472

Total assets	321,198,276

Liabilities
Payable to broker for collateral for securities on loan	25,835,345
Payable for investments purchased	546,009
Payable for Series shares reacquired	530,222
Accrued expenses and other liabilities	116,308
Management fee payable	153,944
Distribution fee payable	80,420
Affiliated transfer agent fee payable	39,842

Total liabilities	27,302,090

Net Assets	$293,896,186

Net assets were comprised of:
Common stock, at par	$24,365
Paid-in capital in excess of par	341,622,807

341,647,172
Undistributed net investment income	231,902
Accumulated net realized loss on investment and foreign currency transactions	(36,673,334)
Net unrealized depreciation on investments and foreign currencies	(11,309,554)

Net assets, September 30, 2011	$293,896,186

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($189,104,668 ÷ 15,560,355 shares of common stock issued and outstanding)	$12.15
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price to public	$12.86

Class B
Net asset value, offering price and redemption price per share ($10,079,350 ÷ 926,208 shares of common stock issued and outstanding)	$10.88

Class C
Net asset value, offering price and redemption price per share ($24,250,642 ÷ 2,228,517 shares of common stock issued and outstanding)	$10.88

Class R
Net asset value, offering price and redemption price per share ($1,041,022 ÷ 92,872 shares of common stock issued and outstanding)	$11.21

Class Z
Net asset value, offering price and redemption price per share ($69,420,504 ÷ 5,557,300 shares of common stock issued and outstanding)	$12.49

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	21

Statement of Operations

Year Ended September 30, 2011

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $$62,082)	$4,316,353
Affiliated income from securities loaned, net	47,818
Affiliated dividend income	31,072

Total income	4,395,243

Expenses
Management fee	2,084,271
Distribution fee—Class A	682,223
Distribution fee—Class B	155,376
Distribution fee—Class C	293,392
Distribution fee—Class R	5,520
Transfer agent’s fees and expenses (including affiliated expense of $208,400)	547,000
Registration fees	84,000
Custodian’s fees and expenses	77,000
Reports to shareholders	60,000
Legal fees and expenses	33,000
Dividend expense on short positions	28,500
Audit fee	22,000
Directors’ fees	19,000
Insurance	8,000
Interest expense (Note 7)	145
Miscellaneous	13,731

Total expenses	4,113,158

Net investment income	282,085

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	34,327,160
Foreign currency transactions	(8,112)
Short sale transactions	(1,241,098)

33,077,950

Net change in unrealized appreciation (depreciation) on:
Investments	(37,231,753)
Short sales	245,424

(36,986,329)

Net loss on investments and foreign currencies	(3,908,379)

Net Decrease In Net Assets Resulting From Operations	$(3,626,294)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$282,085	$(247,502)
Net realized gain on investment and foreign currency transactions	33,077,950	36,124,570
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(36,986,329)	(9,822,968)

Net increase (decrease) in net assets resulting from operations	(3,626,294)	26,054,100

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	49,234,838	56,603,472
Net asset value of shares issued in reinvestment of dividends and distributions	—	28
Cost of shares reacquired	(71,903,761)	(68,824,059)

Net decrease in net assets from Series share transactions	(22,668,923)	(12,220,559)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	—	29,781

Total increase (decrease)	(26,295,217)	13,863,322

Net Assets:
Beginning of year	320,191,403	306,328,081

End of year(a)	$293,896,186	$320,191,403

(a) Includes undistributed net investment income of:	$231,902	$—

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Prudential Jennison Equity Opportunity Fund (the “Series”), Prudential Jennison Growth Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to achieve long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with The Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/

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offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Restricted Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Series at the end of the fiscal period may include registration rights under which the Series may demand registration by the issuers, of which the Series may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	25

Notes to Financial Statements

continued

realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Short Sales: The Series may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Series may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited as to dollar

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amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	27

Notes to Financial Statements

continued

provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60% of the average daily net assets of the Series up to $300 million and 0.575% of the average daily net assets of the Series over $300 million. The effective management fee rate was 0.60% of the Series average daily net assets for the year ended September 30, 2011.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .50% for Class R shares.

PIMS has advised the Series that it received $100,489 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2011. From these fees PIMS paid such sales charges to affiliated brokers/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2011, it received $24,822 and $2,479 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2011, PIM has been compensated approximately $14,300 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2011 were $219,419,963 and $238,383,673, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended September 30, 2011, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $1,012 primarily due to the reclassification of net foreign currency losses and other book to tax differences. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

There were no distributions paid during the years ended September 30, 2011 and 2010.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	29

Notes to Financial Statements

continued

As of September 30, 2011, the accumulated undistributed earnings on a tax basis was $215,445 of ordinary income. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of September 30, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$328,303,819	$21,123,057	$(34,272,758)	$(13,149,701)

The differences between book and tax basis are primarily attributable to deferred losses on wash sales and other book-to-tax differences.

For federal income tax purposes, the Series has a capital loss carryforward as of September 30, 2011 of approximately $34,809,000 which expires in 2018. The Series utilized approximately $31,597,000 of its capital loss carryforward to offset net taxable gains realized in the year ended September 30, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Series is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

In addition, the Series has elected to treat net foreign currency losses of approximately $8,000, incurred between November 1, 2010 and September 30, 2011 as being incurred during the fiscal year ending September 30, 2012.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.5%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A or Class C shares to Class Z shares of the Fund. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 200 million authorized shares.

For the year ended September 30, 2010, the Series received $29,781 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Series’ statement of changes in net assets. The Series was not involved in the proceedings or the calculation of the payment.

Class A	Shares	Amount
Year ended September 30, 2011:
Shares sold	2,184,286	$30,186,298
Shares reacquired	(3,795,452)	(52,353,288)

Net increase (decrease) in shares outstanding before conversion	(1,611,166)	(22,166,990)
Shares issued upon conversion from Class B and Z	428,364	5,946,962
Shares reacquired upon conversion into Class Z	(249,216)	(3,566,018)

Net increase (decrease) in shares outstanding	(1,432,018)	$(19,786,046)

Year ended September 30, 2010:
Shares sold	2,444,066	$29,275,803
Shares issued in reinvestment of dividends	3	28
Shares reacquired	(4,018,423)	(47,994,582)

Net increase (decrease) in shares outstanding before conversion	(1,574,354)	(18,718,751)
Shares issued upon conversion from Class B	211,083	2,532,486

Net increase (decrease) in shares outstanding	(1,363,271)	$(16,186,265)

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	31

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2011:
Shares sold	116,768	$1,462,834
Shares reacquired	(222,395)	(2,755,419)

Net increase (decrease) in shares outstanding before conversion	(105,627)	(1,292,585)
Shares reacquired upon conversion into Class A	(476,448)	(5,938,356)

Net increase (decrease) in shares outstanding	(582,075)	$(7,230,941)

Year ended September 30, 2010:
Shares sold	221,895	$2,425,743
Shares reacquired	(616,728)	(6,677,459)

Net increase (decrease) in shares outstanding before conversion	(394,833)	(4,251,716)
Shares reacquired upon conversion into Class A	(233,483)	(2,532,486)

Net increase (decrease) in shares outstanding	(628,316)	$(6,784,202)

Class C
Year ended September 30, 2011:
Shares sold	280,171	$3,552,050
Shares reacquired	(474,124)	(5,961,933)

Net increase (decrease) in shares outstanding before conversion	(193,953)	(2,409,883)
Shares reacquired upon conversion into Class Z	(4,187)	(49,518)

Net increase (decrease) in shares outstanding	(198,140)	$(2,459,401)

Year ended September 30, 2010:
Shares sold	364,669	$3,970,677
Shares reacquired	(415,256)	(4,488,615)

Net increase (decrease) in shares outstanding	(50,587)	$(517,938)

Class R
Year ended September 30, 2011:
Shares sold	59,937	$779,795
Shares reacquired	(31,269)	(389,381)

Net increase (decrease) in shares outstanding	28,668	$390,414

Year ended September 30, 2010:
Shares sold	68,944	$772,834
Shares reacquired	(5,248)	(58,329)

Net increase (decrease) in shares outstanding	63,696	$714,505

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Class Z	Shares	Amount
Year ended September 30, 2011:
Shares sold	913,266	$13,253,861
Shares reacquired	(723,544)	(10,443,740)

Net increase (decrease) in shares outstanding before conversion	189,722	2,810,121
Shares issued upon conversion from Class A and C	246,426	3,615,536
Shares reacquired upon conversion into Class A	(660)	(8,606)

Net increase (decrease) in shares outstanding	435,488	$6,417,051

Year ended September 30, 2010:
Shares sold	1,622,700	$20,158,415
Shares reacquired	(772,642)	(9,605,074)

Net increase (decrease) in shares outstanding	850,058	$10,553,341

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (“Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the line of credit during the year ended September 30, 2011. The daily balance for the 7 days that the Series had loans outstanding during the year was $505,000, borrowed at a weighted average interest rate of 1.48%. At September 30, 2011 the Series did not have an outstanding loan amount.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	33

Notes to Financial Statements

continued

based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended September 30,
	2011(a)	2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.39	$11.38		$11.35	$17.74	$17.38
Income (loss) from investment operations:
Net investment income	.01	-	(b)	.13	.08	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)	1.01		.06	(3.74)	2.65
Total from investment operations	(.24)	1.01		.19	(3.66)	2.71
Less Dividends and Distributions:
Dividends from net investment income	-	-		(.09)	(.07)	(.02)
Distributions from net realized gains	-	-		-	(2.66)	(2.33)
Tax return of capital	-	-		(.07)	-	-
Total dividends and distributions	-	-		(.16)	(2.73)	(2.35)
Capital Contributions:	-	-	(b)	-	-	-
Net asset value, end of year	$12.15	$12.39		$11.38	$11.35	$17.74
Total Return(c):	(1.94)%	8.88%		1.93%	(23.30)%	17.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$189,105	$210,516		$208,977	$223,338	$324,835
Average net assets (000)	$227,408	$212,873		$173,786	$271,189	$324,483
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.15%	1.20%		1.26%	1.06% (e)	1.06% (e)
Expenses, excluding distribution and service (12b-1) fees	.85%	.90%		.96%	.78%	.81%
Net investment income (loss)	.11%	(.03)%		1.37%	.56%	.33%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	66%	71%		74%	76%	77%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through January 31, 2008.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	35

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2011(a)	2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.17	$10.33		$10.31	$16.43	$16.34
Income (loss) from investment operations:
Net investment income (loss)	(.07)	(.08)		.07	(.02)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)	.92		.05	(3.43)	2.49
Total from investment operations	(.29)	.84		.12	(3.45)	2.42
Less Dividends and Distributions:
Dividends from net investment income	-	-		(.03)	(.01)	-
Distributions from net realized gains	-	-		-	(2.66)	(2.33)
Tax return of capital	-	-		(.07)	-	-
Total dividends and distributions	-	-		(.10)	(2.67)	(2.33)
Capital Contributions:	-	-	(b)	-	-	-
Net asset value, end of year	$10.88	$11.17		$10.33	$10.31	$16.43
Total Return(c):	(2.60)%	8.13%		1.24%	(23.88)%	16.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,079	$16,841		$22,077	$52,943	$124,475
Average net assets (000)	$15,538	$19,765		$28,455	$92,183	$137,977
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.85%	1.90%		1.96%	1.78%	1.81%
Expenses, excluding distribution and service (12b-1) fees	.85%	.90%		.96%	.78%	.81%
Net investment income (loss)	(.60)%	(.73)%		.93%	(.18)%	(.42)%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended September 30,
	2011(a)	2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.17	$10.33		$10.31	$16.43	$16.34
Income (loss) from investment operations:
Net investment income (loss)	(.07)	(.08)		.06	(.02)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)	.92		.06	(3.43)	2.49
Total from investment operations	(.29)	.84		.12	(3.45)	2.42
Less Dividends and Distributions:
Dividends from net investment income	-	-		(.03)	(.01)	-
Distributions from net realized gains	-	-		-	(2.66)	(2.33)
Tax return of capital	-	-		(.07)	-	-
Total dividends and distributions	-	-		(.10)	(2.67)	(2.33)
Capital Contributions:	-	-	(b)	-	-	-
Net asset value, end of year	$10.88	$11.17		$10.33	$10.31	$16.43
Total Return(c):	(2.60)%	8.13%		1.24%	(23.88)%	16.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,251	$27,097		$25,599	$29,011	$48,445
Average net assets (000)	$29,339	$26,616		$21,081	$38,511	$50,851
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.85%	1.90%		1.96%	1.78%	1.81%
Expenses, excluding distribution and service (12b-1) fees	.85%	.90%		.96%	.78%	.81%
Net investment income (loss)	(.59)%	(.73)%		.69%	(.17)%	(.42)%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles

(d) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	37

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2011(a)	2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.45	$10.52		$10.52	$16.67	$16.48
Income (loss) from investment operations:
Net investment income (loss)	(.01)	(.02)		.04	.06	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	.95		.10	(3.51)	2.50
Total from investment operations	(.24)	.93		.14	(3.45)	2.52
Less Dividends and Distributions:
Dividends from net investment income	-	-		(.07)	(.04)	-
Distributions from net realized gains	-	-		-	(2.66)	(2.33)
Tax return of capital	-	-		(.07)	-	-
Total dividends and distributions	-	-		(.14)	(2.70)	(2.33)
Capital Contributions:	-	-	(b)	-	-	-
Net asset value, end of year	$11.21	$11.45		$10.52	$10.52	$16.67
Total Return(c):	(2.10)%	8.84%		1.55%	(23.53)%	16.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,041	$735		$5	$15	$3
Average net assets (000)	$1,104	$202		$7	$6	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.35%	1.40%		1.46%	1.28%	1.31%
Expenses, excluding distribution and service (12b-1) fees	.85%	.90%		.96%	.78%	.81%
Net investment income (loss)	(.09)%	(.20)%		.47%	.52%	.10%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended September 30,
	2011(a)	2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.69	$11.63		$11.59	$18.05	$17.65
Income (loss) from investment operations:
Net investment income	.06	.03		.16	.12	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)	1.03		.07	(3.81)	2.71
Total from investment operations	(.20)	1.06		.23	(3.69)	2.81
Less Dividends and Distributions:
Dividends from net investment income	-	-		(.12)	(.11)	(.08)
Distributions from net realized gains	-	-		-	(2.66)	(2.33)
Tax return of capital	-	-		(.07)	-	-
Total dividends and distributions	-	-		(.19)	(2.77)	(2.41)
Capital Contributions:	-	-	(b)	-	-	-
Net asset value, end of year	$12.49	$12.69		$11.63	$11.59	$18.05
Total Return(c):	(1.58)%	9.11%		2.31%	(23.06)%	17.52%

Ratios/Supplemental Data:
Net assets, end of year (000)	$69,420	$65,002		$49,670	$47,893	$74,149
Average net assets (000)	$76,050	$57,774		$37,242	$60,764	$79,338
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.85%	.90%		.96%	.78%	.81%
Expenses, excluding distribution and service (12b-1) fees	.85%	.90%		.96%	.78%	.81%
Net investment income	.41%	.28%		1.67%	.84%	.58%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Equity Opportunity Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2011

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

    Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

    Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

    Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Equity Opportunity Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the

[1]	Prudential Jennison Equity Opportunity Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio.

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The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (a blend consisting of the Lipper Multi-Cap Value and Multi-Cap Core Funds Performance Universes)2 was in the first quartile over the three- and five-year periods, and in the second quartile over the one- and 10-year periods. The Board noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s first quartile, and that the Fund’s total expenses ranked in the Expense Group’s second quartile. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors,

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund

[2]

The Fund was compared to these Performance Universes, although Lipper classifies the Fund in its Multi-Cap Core Funds Performance Universe. The Fund was compared to these Performance Universes because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

Approval of Advisory Agreements (continued)

including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the
Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Equity Opportunity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJORX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800

MF172E    0213380-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON GROWTH FUND

ANNUAL REPORT • SEPTEMBER 30, 2011

Fund Type

Large-cap stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Growth Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.08%; Class B, 1.78%; Class C, 1.78%; Class R, 1.53%; Class Z, 0.78%. Net operating expenses: Class A, 1.08%; Class B, 1.78%; Class C, 1.78%; Class R, 1.28%; Class Z, 0.78%, after contractual reduction through 1/31/2013 for Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	4.20%	7.11%	35.21%	—
Class B	3.40	3.33	25.63	—
Class C	3.47	3.54	25.89	—
Class R	3.97	5.98	N/A	19.22% (12/17/04)
Class Z	4.46	8.59	38.83	—
Russell 1000 Growth Index	3.78	8.36	34.51	—
S&P 500 Index	1.13	–5.75	32.00	—
Lipper Average	0.27	2.14	28.18	—

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.53%	0.24%	2.48%	—
Class B	–1.60	0.46	2.31	—
Class C	2.47	0.70	2.33	—
Class R	3.97	1.17	N/A	2.62% (12/17/04)
Class Z	4.46	1.66	3.34	—
Russell 1000 Growth Index	3.78	1.62	3.01	—
S&P 500 Index	1.13	–1.18	2.82	—
Lipper Average	0.27	0.34	2.42	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	4.20%	1.38%	3.06%	—
Class B	3.40	0.66	2.31	—
Class C	3.47	0.70	2.33	—
Class R	3.97	1.17	N/A	2.62% (12/17/04)
Class Z	4.46	1.66	3.34	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2001) and the account values at the end of the current fiscal year (September 30, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through January 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	3

Your Fund’s Performance (continued)

deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A to Class Z shares, Class C to Class R or Class Z shares, and Class Z to Class A shares of the Fund. Class B shares do not pay a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% on sales made within 12 months of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to sales charges, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to sales charges or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios, forecasted growth rates, and relatively low dividend yields. Russell 1000 Growth Index Closest Month-End to Inception cumulative total return is 17.45% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return is 2.41% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 7.30% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 1.05% for Class R.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings

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ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return is 9.80% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 1.32% for Class R.

Investors cannot invest directly in an index or average. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/11 (excluding short-term investments)
Apple, Inc., Computers & Peripherals	5.8%
Amazon.com, Inc., Internet & Catalog Retail	5.2
International Business Machines Corp., IT Services	3.2
MasterCard, Inc., IT Services	2.9
Oracle Corp., Software	2.9

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/11 (excluding short-term investments)
Computers & Peripherals	8.7%
Software	7.8
Textiles, Apparel & Luxury Goods	7.5
IT Services	6.9
Pharmaceuticals	6.8

Industry weightings are subject to change.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Growth Fund’s Class A shares rose 4.20% in the 12 months ended September 30, 2011, outperforming the 3.78% return of the benchmark Russell 1000® Growth Index, the 1.13% return of the style neutral S&P 500 Index, and the 0.27% return of the Lipper Large-Cap Growth Funds Average.

•

Stock selection in the consumer discretionary and consumer staples sectors contributed most to the Fund’s return. An overweight stance in consumer discretionary and an underweight position in industrials benefited return, as well.

•	Fund performance was hurt by stock selection in energy, healthcare, and information technology.

How is the Fund managed?

The subadviser believes that internal fundamental research and a highly interactive investment process can lead to successful stock selection. The Fund seeks long-term growth of capital by investing primarily in larger-cap stocks of companies believed to have sustainable, above-market growth in revenues, earnings, and cash flows. The subadviser seeks to capture the acceleration of growth or the inflection point in a company’s growth rate before it is fully reflected in the stock’s price and duration of that growth.

What was the market environment?

•

The U.S. stock market rallied strongly in the first seven months of the reporting period on indications of continued global expansion; it relinquished much of its advance in the last two months, however, as investor worries about government debt and slowing economic growth drove heightened volatility.

•

Solid corporate earnings gains and continued spending—both corporate and personal—provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

•

Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil in the Middle East, and a devastating earthquake and tsunami in Japan.

•	In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and tightening labor rates.

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•

Stock prices were also pressured late in the period by acrimony and political gamesmanship related to the Congressional debate over the U.S. debt ceiling. A last-minute accord averted an immediate crisis, but the lack of a longer-term solution highlighted the scope of Washington’s fiscal problems. The subsequent downgrade of U.S. long-term sovereign credit fueled additional anxiety.

•

Reductions in GDP growth forecasts and corporate expectations came as prognosticators looked to gauge the impact of falling confidence across the globe. Commodity prices moved broadly lower, with oil and copper, two widely regarded barometers of economic health, finishing the period with steep declines.

Which holdings made the largest positive contributions to the Fund’s return?

•

Key contributors to positive return included consumer discretionary holdings Amazon.com and Starbucks. Amazon’s strong earnings reflected market share gains and the ongoing long-term shift to e-commerce. Starbucks benefited from strong domestic and international growth, plus enthusiasm about a strategic relationship that furthers the company’s goal of expanding its presence in the premium single-cup coffee market.

•

Natural foods retailer Whole Foods Market climbed on strong sales trends and market share gains in consumer staples. Costco Wholesale reported better-than-projected earnings on solid traffic and sales growth, strong membership renewal trends, and solid margin expansion.

•

In information technology, Apple’s financial results beat consensus forecasts by a wide margin, as sales of iPhones and iPads continued to impress. IBM climbed on better-than-expected revenue and earnings, growth across global geographies, and strong cash flow. MasterCard’s revenues and earnings exceeded consensus forecasts; the company received an additional boost when the Federal Reserve decided to limit debit-transaction fees charged by banks less onerously than had been feared.

•

Specialty biopharmaceutical company Shire was a notable performer in healthcare. Its better-than-anticipated earnings and revenues reflected strong sales of key products Adderall (for attention deficit hyperactivity disorder), Replagal (for enzyme-deficiency condition Fabry disease), and Elaprase (for Hunter syndrome, another enzyme-deficiency disease).

Which holdings detracted most from the Fund’s return?

Key detractors from performance in the information technology sector included data storage systems provider EMC and Internet protocol routing company Juniper Networks; both were hurt by a deteriorating macroeconomic backdrop.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	7

Strategy and Performance Overview (continued)

•

Healthcare holding Express Scripts, one of the largest pharmacy benefits managers in North America, was buffeted by Walgreens’ threat to withdraw from the Express network and uncertainty about whether its proposed acquisition of Medco Health Solutions would be approved by the Federal Trade Commission.

Were there significant changes to the portfolio?

During the reporting period, the subadviser increased the Fund’s weight in consumer discretionary, and reduced its weights in financials, healthcare, and information technology.

•

New positions were established in EMC, Monsanto, American Express, Chipotle Mexican Grill, and Johnson & Johnson. Positions in other securities, such as Cisco Systems, Target, Visa, and Ingersoll-Rand, were eliminated.

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Comments on Largest Holdings

5.8%	Apple, Inc., Computers & Peripherals

Apple designs, manufactures, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells various related software, services, peripherals, and networking applications, as well. The subadviser believes Apple’s creativity and innovation in product design and marketing will continue to drive share gains.

5.2%	Amazon.com, Inc., Internet & Catalog Retail

The subadviser views Amazon.com, the world’s largest Internet retailer, as a prime beneficiary of the ongoing long-term shift toward e-commerce. The subadviser expects Amazon to continue to gain share in both overall retail and e-commerce.

3.2%	International Business Machines Corp., IT Services

International Business Machines (IBM) is the world’s top provider of computer products and services. Among the leaders in almost every market in which it competes, the company makes mainframes and servers, storage systems, and peripherals. The subadviser believes IBM stands to benefit from product cycles in the mainframe and UNIX businesses.

2.9%	MasterCard, Inc., IT Services

MasterCard (MA) is the No. 2 payment system in the U.S. The company markets the MasterCard (credit and debit cards) and Maestro (debit cards) brands, provides a transaction authorization network, establishes guidelines for use, and collects fees from members. The company provides services in more than 210 countries and territories; its cards are accepted at more than 25 million locations around the world. The subadviser expects continued growth in MasterCard’s gross dollar volume (the total value of its cardholders’ transactions) as consumers continue their ongoing shift from paper money to electronic credit/debit transactions. Retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards.

2.9%	Oracle Corp., Software

Enterprise software giant Oracle provides a range of tools for managing business data, supporting business operations, and facilitating collaboration and application development. The company also offers business applications for data warehousing, customer relationship management, and supply chain management. The subadviser believes Oracle is positioned for continued earnings growth and market share gains through product upgrades and cross-selling to its sprawling customer base. The subadviser believes the company can benefit from new product cycles and offerings that differentiate Oracle through their technological integration and open standards.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2011, at the beginning of the period, and held through the six-month period ended September 30, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Growth Fund		Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$895.00	1.09%	$5.18
	Hypothetical	$1,000.00	$1,019.60	1.09%	$5.52

Class B	Actual	$1,000.00	$891.70	1.79%	$8.49
	Hypothetical	$1,000.00	$1,016.09	1.79%	$9.05

Class C	Actual	$1,000.00	$891.90	1.79%	$8.49
	Hypothetical	$1,000.00	$1,016.09	1.79%	$9.05

Class R	Actual	$1,000.00	$894.20	1.29%	$6.13
	Hypothetical	$1,000.00	$1,018.60	1.29%	$6.53

Class Z	Actual	$1,000.00	$896.30	0.79%	$3.76
	Hypothetical	$1,000.00	$1,021.11	0.79%	$4.00

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2011, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	11

Portfolio of Investments

as of September 30, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.6%
COMMON STOCKS

Aerospace & Defense 5.2%
394,976	Boeing Co. (The)	$23,899,998
259,512	Precision Castparts Corp.	40,343,736
362,693	United Technologies Corp.(a)	25,519,080

		89,762,814

Auto Components 1.1%
298,480	BorgWarner, Inc.(a)(b)	18,066,994

Automobiles 1.2%
168,473	Bayerische Motoren Werke AG (Germany)	11,129,505
289,807	Harley-Davidson, Inc.	9,949,074

		21,078,579

Biotechnology 3.3%
155,923	Alexion Pharmaceuticals, Inc.(b)	9,988,427
538,612	Celgene Corp.(b)	33,350,855
301,763	Vertex Pharmaceuticals, Inc.(b)	13,440,524

		56,779,806

Capital Markets 0.8%
9,872	Franklin Resources, Inc.	944,158
137,414	Goldman Sachs Group, Inc. (The)	12,992,494

		13,936,652

Chemicals 2.9%
349,498	E.I. du Pont de Nemours & Co.	13,969,435
587,770	Monsanto Co.	35,289,711

		49,259,146

Communications Equipment 2.3%
662,811	Juniper Networks, Inc.(b)	11,440,118
585,987	QUALCOMM, Inc.	28,496,548

		39,936,666

Computers & Peripherals 8.7%
258,600	Apple, Inc.(b)	98,573,148
1,570,485	EMC Corp.(b)	32,964,480

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	13

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computers & Peripherals (cont’d.)
496,477	NetApp, Inc.(a)(b)	$16,850,430

		148,388,058

Consumer Finance 1.9%
708,825	American Express Co.	31,826,243

Energy Equipment & Services 2.9%
317,864	National Oilwell Varco, Inc.	16,280,994
569,733	Schlumberger Ltd.	34,030,152

		50,311,146

Food & Staples Retailing 3.7%
439,650	Costco Wholesale Corp.	36,104,058
408,162	Whole Foods Market, Inc.	26,657,060

		62,761,118

Food Products 2.3%
187,652	Green Mountain Coffee Roasters, Inc.(a)(b)	17,440,377
324,328	Mead Johnson Nutrition Co.	22,323,496

		39,763,873

Healthcare Providers & Services 1.5%
689,439	Express Scripts, Inc.(b)	25,557,504

Hotels, Restaurants & Leisure 5.5%
99,586	Chipotle Mexican Grill, Inc.(a)(b)	30,169,579
331,576	McDonald’s Corp.	29,119,004
943,405	Starbucks Corp.	35,179,572

		94,468,155

Internet & Catalog Retail 6.2%
410,232	Amazon.com, Inc.(b)	88,704,465
37,888	Priceline.com, Inc.(a)(b)	17,029,141

		105,733,606

Internet Software & Services 4.9%
259,208	Baidu, Inc. (China), ADR(b)	27,711,927
85,901	Google, Inc. (Class A Stock)(b)	44,185,756
474,846	Tencent Holdings Ltd. (China)	9,849,308

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
91,019	Youku.Com, Inc. (China), ADR(a)(b)	$1,489,071

		83,236,062

IT Services 6.9%
216,942	Cognizant Technology Solutions Corp. (Class A Stock)(b)	13,602,263
313,239	International Business Machines Corp.(a)	54,826,222
156,235	MasterCard, Inc. (Class A Stock)	49,551,493

		117,979,978

Life Sciences Tools & Services 1.9%
619,648	Agilent Technologies, Inc.(b)	19,364,000
320,630	Illumina, Inc.(a)(b)	13,120,180

		32,484,180

Machinery 0.8%
211,958	Deere & Co.	13,686,128

Media 1.2%
705,865	Walt Disney Co. (The)	21,288,888

Oil, Gas & Consumable Fuels 3.0%
247,492	Anadarko Petroleum Corp.	15,604,371
141,152	Concho Resources, Inc.(b)	10,041,553
135,842	EOG Resources, Inc.	9,646,140
214,590	Occidental Petroleum Corp.	15,343,185

		50,635,249

Personal Products 1.4%
274,688	Estee Lauder Cos., Inc. (The) (Class A Stock)	24,128,594

Pharmaceuticals 6.8%
370,382	Allergan, Inc.(a)	30,512,069
397,548	Johnson & Johnson	25,327,783
260,230	Novo Nordisk A/S (Denmark), ADR	25,898,090
367,630	Shire PLC (Ireland), ADR	34,531,486

		116,269,428

Road & Rail 1.0%
208,842	Union Pacific Corp.	17,056,126

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	15

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 2.6%
234,017	Altera Corp.	$7,378,556
357,029	ARM Holdings PLC (United Kingdom), ADR(a)	9,104,239
556,413	Avago Technologies Ltd.	18,233,654
289,827	Broadcom Corp. (Class A Stock)	9,648,341

		44,364,790

Software 7.8%
1,722,271	Oracle Corp.	49,498,068
527,522	Red Hat, Inc.(b)	22,293,080
295,354	Salesforce.com, Inc.(b)	33,753,055
343,694	VMware, Inc. (Class A Stock)(b)	27,626,124

		133,170,327

Specialty Retail 1.8%
320,759	Bed Bath & Beyond, Inc.(a)(b)	18,382,698
209,453	Tiffany & Co.	12,738,932

		31,121,630

Textiles, Apparel & Luxury Goods 7.5%
815,252	Burberry Group PLC (United Kingdom)	14,804,448
325,392	Coach, Inc.	16,865,067
342,987	Lululemon Athletica, Inc.(a)(b)	16,686,318
101,145	LVMH Moet Hennessy Louis Vuitton SA (France)	13,351,144
399,736	NIKE, Inc. (Class B Stock)	34,181,425
251,245	Ralph Lauren Corp.	32,586,477

		128,474,879

Wireless Telecommunication Services 1.5%
465,723	American Tower Corp. (Class A Stock)(b)	25,055,897

	Total long-term investments (cost $1,308,204,396)	1,686,582,516

SHORT-TERM INVESTMENT 12.0%

Affiliated Money Market Mutual Fund
205,423,412	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $205,423,412; includes $176,174,967 of cash collateral received for securities on loan) (Note 3)(c)(d)	205,423,412

See Notes to Financial Statements.

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Description	Value (Note 1)

Total Investments 110.6% (cost $1,513,627,808; Note 5)	$1,892,005,928
Liabilities in excess of other assets (10.6%)	(181,045,638)

Net Assets 100.0%	$1,710,960,290

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $167,235,070; cash collateral of $176,174,967 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Non-income producing security.
(c)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,637,448,111	$49,134,405	$—
Affiliated Money Market Mutual Fund	205,423,412	—	—

Total	$1,842,871,523	$49,134,405	$—

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	17

Portfolio of Investments

as of September 30, 2011 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2011 were as follows:

Affiliated Money Market Mutual Fund (including 10.3% of collateral received for securities on loan)	12.0%
Computers & Peripherals	8.7
Software	7.8
Textiles, Apparel & Luxury Goods	7.5
IT Services	6.9
Pharmaceuticals	6.8
Internet & Catalog Retail	6.2
Hotels, Restaurants & Leisure	5.5
Aerospace & Defense	5.2
Internet Software & Services	4.9
Food & Staples Retailing	3.7
Biotechnology	3.3
Oil, Gas & Consumable Fuels	3.0
Chemicals	2.9
Energy Equipment & Services	2.9
Semiconductors & Semiconductor Equipment	2.6
Communications Equipment	2.3%
Food Products	2.3
Consumer Finance	1.9
Life Sciences Tools & Services	1.9
Specialty Retail	1.8
Healthcare Providers & Services	1.5
Wireless Telecommunication Services	1.5
Personal Products	1.4
Automobiles	1.2
Media	1.2
Auto Components	1.1
Road & Rail	1.0
Capital Markets	0.8
Machinery	0.8

110.6
Liabilities in excess of other assets	(10.6)

100.0%

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2011	ANNUAL REPORT

Prudential Investment Portfolios, Inc./

Prudential Jennison Growth Fund

Statement of Assets and Liabilities

as of September 30, 2011

Assets
Investments at value, including securities on loan of $167,235,070:
Unaffiliated Investments (cost $1,308,204,396)	$1,686,582,516
Affiliated Investments (cost $205,423,412)	205,423,412
Receivable for Series shares sold	3,054,049
Dividends receivable	963,442
Receivable for investments sold	954,723
Foreign tax reclaim receivable	371,357
Prepaid expenses	34,610

Total assets	1,897,384,109

Liabilities
Payable to broker for collateral for securities on loan	176,174,967
Payable for Series shares reacquired	8,194,726
Management fee payable	870,870
Accrued expenses	494,058
Affiliated transfer agent fee payable	369,368
Distribution fee payable	291,355
Payable to custodian	28,475

Total liabilities	186,423,819

Net Assets	$1,710,960,290

Net assets were comprised of:
Common stock, at par	$100,260
Paid-in capital in excess of par	1,574,045,660

1,574,145,920
Accumulated net investment loss	(201,268)
Accumulated net realized loss on investment and foreign currency transactions	(241,361,278)
Net unrealized appreciation on investments and foreign currencies	378,376,916

Net assets, September 30, 2011	$1,710,960,290

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($805,292,776 ÷ 47,711,478 shares of common stock issued and outstanding)	$16.88
Maximum sales charge (5.50% of offering price)	0.98

Maximum offering price to public	$17.86

Class B
Net asset value, offering price and redemption price per share ($31,148,455 ÷ 2,089,805 shares of common stock issued and outstanding)	$14.90

Class C
Net asset value, offering price and redemption price per share ($46,623,261 ÷ 3,122,876 shares of common stock issued and outstanding)	$14.93

Class R
Net asset value, offering price and redemption price per share ($23,811,049 ÷ 1,538,829 shares of common stock issued and outstanding)	$15.47

Class Z
Net asset value, offering price and redemption price per share ($804,084,749 ÷ 45,797,153 shares of common stock issued and outstanding)	$17.56

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	21

Statement of Operations

Year Ended September 30, 2011

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $135,960)	$15,115,575
Affiliated income from securities loaned, net	197,406
Affiliated dividend income	32,511

Total income	15,345,492

Expenses
Management fee	10,979,392
Distribution fee—Class A	2,713,836
Distribution fee—Class B	410,093
Distribution fee—Class C	630,404
Distribution fee—Class R	85,456
Transfer agent’s fees and expenses (including affiliated expense of $1,194,200)	3,184,000
Custodian’s fees and expenses	237,000
Reports to shareholders	136,000
Registration fees	101,000
Directors’ fees	56,000
Legal fees and expenses	44,000
Insurance	40,000
Audit fee	22,000
Loan interest expense (Note 7)	10,622
Miscellaneous	18,427

Total expenses	18,668,230

Net investment loss	(3,322,738)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	157,518,550
Foreign currency transactions	(217,140)

157,301,410

Net change in unrealized appreciation (depreciation) on:
Investments	(71,502,884)
Foreign currencies	(767)

(71,503,651)

Net gain on investment and foreign currencies	85,797,759

Net Increase In Net Assets Resulting From Operations	$82,475,021

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(3,322,738)	$(1,896,315)
Net realized gain on investment and foreign currency transactions	157,301,410	227,130,128
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(71,503,651)	(53,573,863)

Net increase in net assets resulting from operations	82,475,021	171,659,950

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	378,799,028	338,319,960
Cost of shares reacquired	(494,920,580)	(546,613,653)

Net decrease in net assets from Series share transactions	(116,121,552)	(208,293,693)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	—	2,635,189

Total decrease	(33,646,531)	(33,998,554)

Net Assets:
Beginning of year	1,744,606,821	1,778,605,375

End of year	$1,710,960,290	$1,744,606,821

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Prudential Jennison Growth Fund (the “Series”), Prudential Jennison Equity Opportunity Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to the Prudential Jennison Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 2, 1995.

The Series’ investment objective is to achieve long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such

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securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	25

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class), realized and unrealized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Company’s expenses are allocated to the respective Series on the basis of relative net assets except for expenses that are charged directly to the Series level.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

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Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax-paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the Series’ average daily net assets up to $300 million, .575% of the next $2.7 billion and .55% of the Series’ average daily net assets in excess of $3 billion. The effective management fee rate was .58% of the Series’ average daily net assets for the year ended September 30, 2011.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	27

Notes to Financial Statements

continued

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through January 31, 2013.

PIMS has advised the Series that it received $140,119 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2011. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2011, it received $456, $72,891 and $1,322 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2011, PIM has been compensated approximately $58,900 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2011 were $1,171,211,043 and $1,301,846,363, respectively.

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Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the fiscal year ended September 30, 2011, the adjustments were to decrease accumulated net investment loss by $3,244,349, decrease accumulated net realized loss on investment and foreign currency transactions by $683,991,381 and to decrease paid-in capital in excess of par by $687,235,730 primarily due to reclassification of net operating loss, net foreign currency losses and write off of capital loss carryforward due to expiration. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended September 30, 2011 and 2010, there were no distributions paid by the Series.

As of September 30, 2011, the Series did not have any distributable earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other cost Basis Adjustments	Total Net Unrealized Appreciation
$1,520,714,078	$448,724,049	$(77,432,199)	$371,291,850	$(1,204)	$371,290,646

The differences between book and tax basis are primarily attributable to deferred losses on wash sales. Other cost basis adjustments are attributable to net unrealized depreciation on receivables and payables on foreign currencies.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2011 of approximately $234,275,000, of which $68,190,000 expires in 2012 and $166,085,000 expires in 2017. Approximately $683,774,000 of its capital loss carryforward expired unused in the current fiscal year. In addition, the Series utilized approximately $143,654,000 of its capital loss carryforward to offset

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	29

Notes to Financial Statements

continued

net taxable gains realized in the year ended September 30, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Series is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Series has elected to treat post-October currency losses of approximately $200,000 as having been incurred in the following year (September 30, 2012).

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from

30	Visit our website at www.prudentialfunds.com

Class A to Class Z shares, Class C to Class R or Class Z shares and Class Z to Class A shares of the Series. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 6.25 billion shares of $.001 par value common stock of the Company authorized which are divided into six series. There are 1.25 billion shares authorized for the Series equally divided into six classes, designated Class A, Class B, Class C, Class I, Class R and Class Z shares. The Series currently does not have any authorized shares issued and outstanding of Class I shares. As of September 30, 2011, PI did not own any shares of the Series.

During the fiscal year ended September 30, 2010, the Series received $2,635,189 related to settlements of regulatory proceedings involving allegations of improper trading in Series shares. The amounts relating to a former affiliate and to an unaffiliated-third party were $2,445,247 and $189,942, respectively. This total amount is presented in the Series’ Statement of Changes in Net Assets. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2011:
Shares sold	7,528,446	$140,194,003
Shares reacquired	(11,463,799)	(210,047,154)

Net increase (decrease) in shares outstanding before conversion	(3,935,353)	(69,853,151)
Shares issued upon conversion from Class B and Z	605,248	11,024,705
Shares reacquired upon conversion into Class Z	(415,563)	(7,765,466)

Net increase (decrease) in shares outstanding	(3,745,668)	$(66,593,912)

Year ended September 30, 2010:
Shares sold	8,801,129	$138,727,752
Shares reacquired	(23,930,480)	(391,310,414)

Net increase (decrease) in shares outstanding before conversion	(15,129,351)	(252,582,662)
Shares issued upon conversion from Class B	563,230	8,937,474

Net increase (decrease) in shares outstanding	(14,566,121)	$(243,645,188)

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	31

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2011:
Shares sold	205,520	$3,338,837
Shares reacquired	(391,100)	(6,344,571)

Net increase (decrease) in shares outstanding before conversion	(185,580)	(3,005,734)
Shares reacquired upon conversion into Class A	(680,521)	(10,982,916)

Net increase (decrease) in shares outstanding	(866,101)	$(13,988,650)

Year ended September 30, 2010:
Shares sold	250,026	$3,541,012
Shares reacquired	(902,418)	(12,722,949)

Net increase (decrease) in shares outstanding before conversion	(652,392)	(9,181,937)
Shares reacquired upon conversion into Class A	(631,631)	(8,937,474)

Net increase (decrease) in shares outstanding	(1,284,023)	$(18,119,411)

Class C
Year ended September 30, 2011:
Shares sold	256,393	$4,225,310
Shares reacquired	(774,642)	(12,565,978)

Net increase (decrease) in shares outstanding before conversion	(518,249)	(8,340,668)
Shares reacquired upon conversion into Class R and Z	(949,799)	(16,519,756)

Net increase (decrease) in shares outstanding	(1,468,048)	$(24,860,424)

Year ended September 30, 2010:
Shares sold	1,314,628	$18,951,959
Shares reacquired	(841,279)	(11,821,086)

Net increase (decrease) in shares outstanding	473,349	$7,130,873

Class R
Year ended September 30, 2011:
Shares sold	528,907	$8,909,263
Shares reacquired	(501,886)	(8,428,425)

Net increase (decrease) in shares outstanding before conversion	27,021	480,838
Shares issued upon conversion from Class C	908,100	16,344,149

Net increase (decrease) in shares outstanding	935,121	$16,824,987

Year ended September 30, 2010:
Shares sold	376,267	$5,523,262
Shares reacquired	(196,310)	(2,861,652)

Net increase (decrease) in shares outstanding	179,957	$2,661,610

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Class Z	Shares	Amount
Year ended September 30, 2011:
Shares sold	11,672,434	$222,131,615
Shares reacquired	(13,507,521)	(257,534,452)

Net increase (decrease) in shares outstanding before conversion	(1,835,087)	(35,402,837)
Shares issued upon conversion from Class A and C	409,336	7,941,073
Shares reacquired upon conversion into Class A	(2,255)	(41,789)

Net increase (decrease) in shares outstanding	(1,428,006)	$(27,503,553)

Year ended September 30, 2010:
Shares sold	10,612,229	$171,575,975
Shares reacquired	(7,846,973)	(127,897,552)

Net increase (decrease) in shares outstanding	2,765,256	$43,678,423

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the line of credit during the year ended September 30, 2011. The average daily balance for the 25 days the Series had loans outstanding during the year was approximately $10,266,000, borrowed at a weighted average interest rate of 1.49%. At September 30, 2011, the Series did not have an outstanding loan amount.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	33

Notes to Financial Statements

continued

Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended September 30,
	2011	2010	2009	2008		2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.20	$14.84	$14.43	$18.22		$15.78
Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.03)	.01	(.01)		-	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	1.37	.41	(3.78)		2.44
Total from investment operations	.68	1.34	.42	(3.79)		2.44
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.01)	-	(b)	-
Tax return of capital distributions	-	-	- (b)	-		-
Total dividends and distributions	-	-	(.01)	-	(b)	-
Capital Contributions (Note 6):	-	.02	-	-		-
Net asset value, end of year	$16.88	$16.20	$14.84	$14.43		$18.22
Total Return(c):	4.20%	9.16%	2.95%	(20.78)%		15.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$805,293	$833,584	$979,671	$1,081,148		$1,566,814
Average net assets (000)	$904,612	$946,738	$837,882	$1,374,025		$1,525,634
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.08%	1.11%	1.13%	1.08%	(e)	1.02%	(e)
Expenses, excluding distribution and service (12b-1) fees	.78%	.81%	.83%	.80%		.77%
Net investment income (loss)	(.27)%	(.18)%	.10%	(.04)%		-%	(f)
For Class A, B, C, R and Z shares:
Portfolio turnover rate	63%	73%	74%	83%		63%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) The distributor of the Series had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through January 31, 2008.

(f) Less than .005%.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	35

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.41	$13.29	$13.00	$16.53	$14.42
Income (loss) from investment operations:
Net investment loss	(.16)	(.12)	(.06)	(.12)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.65	1.22	.35	(3.41)	2.23
Total from investment operations	.49	1.10	.29	(3.53)	2.11
Capital Contributions (Note 6):	-	.02	-	-	-
Net asset value, end of year	$14.90	$14.41	$13.29	$13.00	$16.53
Total Return(b):	3.40%	8.43%	2.23%	(21.36)%	14.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$31,148	$42,581	$56,336	$85,641	$163,232
Average net assets (000)	$41,009	$51,415	$57,781	$127,973	$205,950
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.78%	1.81%	1.83%	1.80%	1.77%
Expenses, excluding distribution and service (12b-1) fees	.78%	.81%	.83%	.80%	.77%
Net investment loss	(.97)%	(.87)%	(.57)%	(.75)%	(.75)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

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Class C Shares
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.43	$13.29	$13.00	$16.53	$14.42
Income (loss) from investment operations:
Net investment loss	(.16)	(.13)	(.07)	(.12)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66	1.25	.36	(3.41)	2.23
Total from investment operations	.50	1.12	.29	(3.53)	2.11
Capital Contributions (Note 6):	-	.02	-	-	-
Net asset value, end of year	$14.93	$14.43	$13.29	$13.00	$16.53
Total Return(b):	3.47%	8.58%	2.23%	(21.36)%	14.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46,623	$66,240	$54,710	$56,527	$78,280
Average net assets (000)	$63,040	$64,722	$46,097	$70,987	$79,797
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.78%	1.81%	1.83%	1.80%	1.77%
Expenses, excluding distribution and service (12b-1) fees	.78%	.81%	.83%	.80%	.77%
Net investment loss	(.98)%	(.88)%	(.60)%	(.76)%	(.75)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	37

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2011	2010	2009		2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.87	$13.65	$13.29		$16.80	$14.59
Income (loss) from investment operations:
Net investment loss	(.08)	(.06)	(.01)		(.04)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.68	1.26	.37		(3.47)	2.24
Total from investment operations	.60	1.20	.36		(3.51)	2.21
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(b)	-	-
Tax return of capital distributions	-	-	-	(b)	-	-
Total dividends and distributions	-	-	-	(b)	-	-
Capital Contributions (Note 6):	-	.02	-		-	-
Net asset value, end of year	$15.47	$14.87	$13.65		$13.29	$16.80
Total Return(c):	4.03%	8.94%	2.73%		(20.89)%	15.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,811	$8,977	$5,784		$3,067	$2,977
Average net assets (000)	$17,091	$7,777	$3,608		$3,165	$1,849
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.28%	1.31%	1.33%		1.30%	1 .27%
Expenses, excluding distribution and service (12b-1) fees	.78%	.81%	.83%		.80%	.77%
Net investment loss	(.45)%	(.38)%	(.12)%		(.26)%	(.20)%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares through January 31, 2013.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended September 30,
	2011		2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.80		$15.34	$14.91	$18.80	$16.25
Income (loss) from investment operations:
Net investment income	-	(b)	.02	.05	.04	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76		1.42	.42	(3.89)	2.51
Total from investment operations	.76		1.44	.47	(3.85)	2.55
Less Dividends and Distributions:
Dividends from net investment income	-		-	(.04)	(.04)	-
Tax return of capital distributions	-		-	- (b)	-	-
Total dividends and distributions	-		-	(.04)	(.04)	-
Capital Contributions (Note 6):	-		.02	-	-	-
Net asset value, end of year	$17.56		$16.80	$15.34	$14.91	$18.80
Total Return(c):	4.52%		9.52%	3.20%	(20.51)%	15.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$804,085		$793,225	$682,104	$868,869	$1,100,959
Average net assets (000)	$870,663		$736,912	$679,423	$1,026,959	$1,134,856
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.78%		.81%	.83%	.80%	.77%
Expenses, excluding distribution and service (12b-1) fees	.78%		.81%	.83%	.80%	.77%
Net investment income	.03%		.12%	.41%	.24%	.25%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Growth Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2011

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).
Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58	Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Growth Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Prudential Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it

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received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) was in the first quartile over the three-year period, in the second quartile over the 10-year period, in the third quartile over the five-year period, and in the fourth quartile over the one-year period. The Board noted that the Fund outperformed its benchmark index over the three- and 10-year periods, though it underperformed its benchmark index over the one- and five-year periods. The Board concluded that, in light of the Fund’s competitive performance over longer time periods, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Growth Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GROWTH FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168E    0213383-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ASSET ALLOCATION FUNDS

ANNUAL REPORT • SEPTEMBER 30, 2011

Fund Type

Balanced/allocation

PRUDENTIAL CONSERVATIVE ALLOCATION FUND

PRUDENTIAL MODERATE ALLOCATION FUND

PRUDENTIAL GROWTH ALLOCATION FUND

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PRUDENTIAL ASSET ALLOCATION FUNDS

November 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Funds informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Asset Allocation Funds

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	1

Financial Markets Overview

How did the U.S. stock market perform?

The equity market in the United States, as gauged by the Russell 3000 Index, returned 0.55% for the 12-month reporting period that ended September 30, 2011. Market conditions were volatile, as a sharp gain for the first half of the period was largely erased in the second half.

•

Stock prices rallied on continued strong corporate earnings gains, continued stimulative monetary policy, extended tax cuts, and data showing that the U.S. economic recovery remained on track, albeit at an anemic pace. Also, commodity prices rose due to growing political unrest in the Middle East and continued strong demand for raw materials in emerging market nations, the major drivers of the global economic expansion. The equity market reached its high for the reporting period in late April.

•

However, prices of stocks and commodities became increasingly volatile as the period continued. Fear of a systemic shock to the world’s financial system grew as European authorities failed to contain a sovereign-debt crisis in the euro zone that flared anew during the spring in Greece. Deteriorating business conditions in the United States and the euro zone eventually led to concerns that the economies of these developed nations might slip into a double-dip recession. There were even signs of slower economic growth in some emerging market countries such as China.

•

Stocks remained under pressure amid fear the United States might default on its debt if Washington lawmakers failed to cut a deal that would allow the nation’s debt ceiling to be increased. Though an agreement was reached on the August 2, 2011 deadline, Standard & Poor’s still downgraded the long-term U.S. debt rating one notch to AA+ from AAA.

•

September was the biggest down month for the equity market during the period. A flight to quality caused prices of stocks and other risky assets to tumble, while safe havens such as U.S. Treasury securities continued to soar in value, despite the Standard & Poor’s downgrade.

How did the U.S. stock market perform with respect to investment styles?

With respect to stock-specific styles of investing, growth stocks outperformed value stocks for the period across small-, medium-, and large-cap shares. The three levels of market capitalization represent the aggregate value of a company or its stock.

•

Growth stocks outperformed in the tough economic environment as investors favored firms with track records of above-average earnings growth. Value stocks include a high concentration of firms in the financial sector, which performed poorly due partly to uncertainty about the exposure of large U.S. banks to the euro zone.

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How did international stock markets perform?

International stock markets declined 9.36% overall in U.S. dollar terms for the period, as measured by the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index), a gauge of equity markets of economically developed nations other than the United States and Canada.

•

All but one of the markets in the MSCI EAFE ND Index ended in the red, with many posting double-digit losses. New Zealand was the sole gainer with a double-digit increase. Greece posted the largest loss, as investors feared that the euro zone nation might default on its debt.

How did the U.S fixed income market perform?

A “risk on-risk off” trading pattern dominated the U.S. bond market for the period.

•

Initially, yield-hungry investors snapped up riskier assets such as high yield corporate bonds, which are commonly called “junk” bonds due to their below-investment-grade ratings. Continued solid corporate earnings and what were then more upbeat economic prospects in the United States and abroad helped whet investor risk appetite. Later on, escalating global economic and political woes fueled the rush into U.S. Treasury securities, which delivered a 12-month return of 5.97% for the reporting period, reflecting strong gains in the second half.

•

The Federal Reserve took aggressive steps to boost economic growth in the United States. From November 2010 through June 2011, it conducted a second round of quantitative easing (QE2). In August, it signaled its intent to keep short-term rates near zero, at least through mid-2013. In September, it announced plans to buy $400 billion longer-term Treasury securities and sell an equal amount of shorter-term Treasury securities by June 2012. After the announcement, 10-year Treasury note yields slid below 2.0% and 30-year Treasury bond yields slid below 3.0%, as yields fall when bond prices rise. For the period, Treasury securities maturing in 10 or more years sharply outperformed their shorter-term counterparts.

•

Investment-grade corporate bonds underperformed similar maturity Treasury securities for the period. The spread (the amount of extra yield) that investment-grade corporate bonds provided over comparable Treasury securities also ended the period considerably wider. Solid corporate fundamentals were eventually eclipsed by signs of slower global economic growth, weaker consumer confidence, and fear of contagion from the European debt crisis.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	3

Financial Markets Overview (continued)

•

Residential mortgage-backed securities of federal agencies (MBS) outperformed similar-maturity Treasury securities, and MBS spreads over comparable Treasury securities finished the period slightly tighter. Asset-backed securities, which are created from pools of credit cards or certain other types of loans, and commercial mortgage-backed securities also outperformed similar-maturity Treasury securities for the period. However, their respective spreads over comparable Treasury securities widened.

•

High yield corporate bonds, which are not included in the Index due to their below-investment-grade ratings, erased most of their early gains to end the period up 1.78% overall. Compared to similar-maturity Treasury securities, high yield corporate bonds underperformed for the period and their spreads widened.

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Your Fund’s Performance—Conservative Allocation Fund

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.65%; Class B, 2.35%; Class C, 2.35%; Class R, 2.10%; Class Z, 1.35%. Net operating expenses: Class A, 1.58%; Class B, 2.33%; Class C, 2.33%; Class R, 1.83%; Class Z, 1.33%, after contractual reduction through 1/31/2013. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 0.83% for each share class.

Cumulative Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Years	Since Inception
Class A	0.10%	17.61%	38.10%
Class B	–0.72	13.22	30.45
Class C	–0.72	13.22	30.44
Class R	–0.23	N/A	12.44
Class Z	0.26	18.98	40.88
Conservative Customized Blend Index	1.07	15.98	—
Russell 1000 Index	0.91	–4.47	—
S&P 500 Index	1.13	–5.75	—
Lipper Average	0.97	14.61	—

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Since Inception
Class A	–5.40%	2.13%	3.61%
Class B	–5.62	2.33	3.61
Class C	–1.70	2.51	3.61
Class R	–0.23	N/A	2.52
Class Z	0.26	3.54	4.67
Conservative Customized Blend Index	1.07	3.01	—
Russell 1000 Index	0.91	–0.91	—
S&P 500 Index	1.13	–1.18	—
Lipper Average	0.97	2.71	—

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	5

Your Fund’s Performance (continued)

Average Annual Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Year	Since Inception
Class A	0.10%	3.30%	4.40%
Class B	–0.72	2.51	3.61
Class C	–0.72	2.51	3.61
Class R	–0.23	N/A	2.52
Class Z	0.26	3.54	4.67

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Conservative Allocation Fund (Class A shares) with a similar investment in the Conservative Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2011) as measured on a quarterly basis. The Conservative Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2011, the returns shown in the graph would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical

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investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income gains paid by the Fund, or any gains you may realize if you sell your shares.

Sources: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the Conservative Customized Blend Index, Russell 1000 Index, S&P 500 Index, and Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A shares to Class Z shares of the Fund. Class B shares are not subject to a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to sales charges, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to sales charges or a 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Conservative Customized Blend Index

The Conservative Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (24%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (10%), the Barclays Capital U.S. Aggregate Bond Index (29%), the BofA Merrill Lynch 1-3 Year Corporate Index (29%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%), and the Citigroup 3-Month T-Bill Index (3%). See page 9 for the definitions of each component index. The Conservative Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Conservative Customized Blend Index Closest Month-End to Inception cumulative total returns are 36.54% for Class A, Class B, Class C, and Class Z; and 11.38% for Class R. The Conservative Customized Blend Index Closest Month-End to Inception average annual total returns are 4.24% for Class A, Class B, Class C, and Class Z; and 2.30% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total returns are 19.81% for

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	7

Your Fund’s Performance (continued)

Class A, Class B, Class C, and Class Z; and –10.68% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 2.44% for Class A, Class B, Class C, and Class Z; and –2.35% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 16.99% for Class A, Class B, Class C, and Class Z; and –11.66% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 2.11% for Class A, Class B, Class C, and Class Z; and –2.58% for Class R.

Lipper Average

Funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average maintain a mix of between 20% and 40% equity securities with the remainder in bonds, cash, and cash equivalents. Lipper Mixed-Asset Closest Month-End to Inception cumulative total returns are 29.17% for Class A, Class B, Class C, and Class Z; and 11.19% for Class R. Lipper Mixed-Asset Closest Month-End to Inception average annual total returns are 3.43% for Class A, Class B, Class C, and Class Z; and 2.20% for Class R.

Investors cannot invest directly in an index or average. The returns for the Conservative Customized Blend Index, Russell 1000 Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Performance Target—Conservative Customized Blend

The Prudential Conservative Allocation Fund seeks to exceed a performance target—the Conservative Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2011 and their weightings in the Conservative Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The BofA Merrill Lynch 1-3 Year Corporate Index is an unmanaged index consisting of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index is an unmanaged index which represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is an unmanaged, broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

Investors cannot invest directly in an index or average.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	9

Strategy and Performance Overview

Conservative Allocation Fund Performance

How did the Fund perform?

The Prudential Conservative Allocation Fund Class A shares returned 0.10% for the 12-month reporting period ended September 30, 2011, lagging the 1.07% return of the Fund’s benchmark, the Conservative Customized Blend Index (described on the previous page). The Fund’s Class A shares also trailed the 0.97% return of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in Prudential Investments mutual funds. From October 1, 2010 through April 30, 2011, Ibbotson Associates determined the long-term strategic allocations to the underlying mutual funds, primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. On May 1, 2011, Quantitative Management Associates LLC (QMA) assumed the responsibilities formerly handled by Ibbotson. QMA also oversees the day-to-day allocation, taking into consideration current market conditions.

The Fund’s performance is analyzed from two perspectives:

•	Asset allocation decisions that are a blend of longer-term strategic shifts and shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is an analysis of how the underlying Prudential Investments mutual funds performed.

What shifts in asset allocation were recommended during the reporting period?

QMA concluded the Fund had elevated exposures to large-cap growth stocks and an underweight exposure to international stocks, after conducting a thorough analysis in the third quarter of 2011. Therefore, it recommended reductions in the Prudential Jennison 20/20 Focus Fund and Prudential Jennison Mid-Cap Growth Fund by 2.0% and 1.0%, respectively. It also recommended increases in the Prudential Large-Cap Core Equity Fund and the Prudential International Equity Fund by 1.0% and 2.0%, respectively. The Fund added target allocations of 1.5% to the Prudential Small-Cap Value Fund and 1.5% to the Prudential Jennison Small Company Fund. The Prudential Small Cap Core Equity Fund (which had a 3.0% target allocation) is no longer in the Fund’s lineup as it merged into the Prudential Small-Cap Value Fund.

How did asset allocation decisions affect the Fund’s performance?

The Fund’s performance was largely driven by its 42% target exposure to U.S. and international stocks. On average, the Fund remained in-line with its overall strategic asset class target, which outperformed its benchmark for the period.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

The Fund generally remained in line with its overall strategic asset allocation target, which outperformed the Conservative Customized Blend Index. However, the Fund’s performance was ultimately driven by a portion of that target, a 42% exposure to U.S. and international stocks. This did not work well as several of the underlying equity funds that were well represented in the Fund significantly lagged their respective benchmark indexes. The majority of the underlying bond funds outperformed their respective benchmark indexes. On the whole, however, active management of the underlying portfolios had a negative impact on the Fund, causing it to underperform the Conservative Customized Blend Index for the period.

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

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Your Fund’s Performance—Moderate Allocation Fund

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.76%; Class B, 2.46%; Class C, 2.46%; Class R, 2.21%; Class Z, 1.46%. Net operating expenses: Class A, 1.71%; Class B, 2.46%; Class C, 2.46%; Class R, 1.96%; Class Z, 1.46%, after contractual reduction through 1/31/2013. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 0.97% for each share class.

Cumulative Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Years	Since Inception
Class A	–1.63%	6.51%	33.40%
Class B	–2.32	2.51	26.02
Class C	–2.41	2.51	25.91
Class R	–1.86	N/A	0.12
Class Z	–1.40	7.75	35.60
Moderate Customized Blend Index	–0.04	6.65	—
Russell 1000 Index	0.91	–4.47	—
S&P 500 Index	1.13	–5.75	—
Lipper Average	–1.43	2.18	—

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Since Inception
Class A	–7.04%	0.13%	3.13%
Class B	–7.18	0.32	3.13
Class C	–3.38	0.50	3.12
Class R	–1.86	N/A	0.02
Class Z	–1.40	1.50	4.14
Moderate Customized Blend Index	–0.04	1.30	—
Russell 1000 Index	0.91	–0.91	—
S&P 500 Index	1.13	–1.18	—
Lipper Average	–1.43	0.38	—

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	11

Your Fund’s Performance (continued)

Average Annual Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Year	Since Inception
Class A	–1.63%	1.27%	3.92%
Class B	–2.32	0.50	3.13
Class C	–2.41	0.50	3.12
Class R	–1.86	N/A	0.02
Class Z	–1.40	1.50	4.14

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Moderate Allocation Fund (Class A shares) with a similar investment in the Moderate Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2011) as measured on a quarterly basis. The Moderate Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2011, the returns shown in the graph would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical

12	Visit our website at www.prudentialfunds.com

investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income, gains paid by the Fund, or any gains you may realize if you sell your shares.

Sources: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, Moderate Customized Blend Index, and Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A shares to Class Z shares of the Fund. Class B shares are not subject to a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to sales charges, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to sales charges or a 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Moderate Customized Blend Index

The Moderate Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (43%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (15%), the Barclays Capital U.S. Aggregate Bond Index (19%), the BofA Merrill Lynch 1-3 Year Corporate Index (14%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%), and the Citigroup 3-Month T-Bill Index (4%). See page 15 for the definitions of each component index. The Moderate Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Moderate Customized Blend Index Closest Month-End to Inception cumulative total returns are 31.82% for Class A, Class B, Class C, and Class Z; and 0.89% for Class R. The Moderate Customized Blend Index Closest Month-End to Inception average annual total returns are 3.75% for Class A, Class B, Class C, and Class Z; and 0.19% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total returns are 19.81% for Class A, Class B, Class C, and Class Z; and –10.68% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 2.44% for Class A, Class B, Class C, and Class Z; and –2.35% for Class R.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	13

Your Fund’s Performance (continued)

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 16.99% for Class A, Class B, Class C, and Class Z; and –11.66% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 2.11% for Class A, Class B, Class C, and Class Z; and –2.58% for Class R.

Lipper Average

The Lipper Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Funds in the Lipper Average have a primary objective to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio is around 60%:40%. Lipper Mixed-Asset Closest Month-End to Inception cumulative total returns are 23.93% for Class A, Class B, Class C, and Class Z; and –3.37% for Class R. Lipper Mixed-Asset Closest Month-End to Inception average annual total returns are 2.85% for Class A, Class B, Class C, and Class Z; and –0.78% for Class R.

Investors cannot invest directly in an index or average. The returns for the Moderate Customized Blend Index, Russell 1000 Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Performance Target—Moderate Customized Blend

The Prudential Moderate Allocation Fund seeks to exceed a performance target—the Moderate Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2011, and their weightings in the Moderate Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The BofA Merrill Lynch 1-3 Year Corporate Index is an unmanaged index consisting of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index is an unmanaged index which represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is an unmanaged, broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

Investors cannot invest directly in an index or average.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	15

Strategy and Performance Overview

Moderate Allocation Fund Performance

How did the Fund perform?

The Prudential Moderate Allocation Fund Class A shares declined 1.63% for the 12-month reporting period that ended September 30, 2011, which was a larger loss than the 0.04% decline of the Fund’s benchmark, the Moderate Customized Blend Index (described on the previous page). The Fund’s Class A shares also underperformed the Lipper Mixed-Asset Target Allocation Growth Funds Average, which declined 1.43%.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in Prudential Investments mutual funds. From October 1, 2010 through April 30, 2011, Ibbotson Associates determined the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. On May 1, 2011, Quantitative Management Associates LLC (QMA) assumed the responsibilities formerly handled by Ibbotson. QMA also oversees the day-to-day allocation, taking into consideration current market conditions.

The Fund’s performance is analyzed from two perspectives:

•	Asset allocation decisions that are a blend of longer-term strategic shifts and shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is an analysis of how the underlying Prudential Investments mutual funds performed.

What shifts in asset allocation were recommended during the reporting period?

QMA concluded the Fund had elevated exposures to large-cap growth stocks and short-term bonds as well as an underweight exposure to core bonds, after conducting a thorough analysis in the third quarter of 2011. Therefore it recommended reductions in the Prudential Jennison 20/20 Focus Fund, Prudential Jennison Mid-Cap Growth Fund, and Prudential Short-Term Corporate Bond Fund by 3.0%, 1.0%, and 3.0%, respectively. It also recommended increases in the Prudential Large-Cap Core Equity Fund, Prudential Jennison Value Fund, and the Prudential Government Income Fund by 3.0%, 1.0%, and 3.0%, respectively. The Fund added target allocations of 3.0% to the Prudential Small-Cap Value Fund and 3.0% to the Prudential Jennison Small Company Fund. The Prudential Small Cap Core Equity Fund (which had a 6.0% target allocation) is no longer in the Fund’s lineup as it merged into the Prudential Small-Cap Value Fund.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

The Fund generally remained in line with its overall strategic asset allocation target, which outperformed the Moderate Customized Blend Index. However, the Fund’s performance was ultimately driven by a portion of that target, a 67% exposure to U.S. and international stocks. This did not work well as several of the underlying equity funds that were well represented in the Fund significantly lagged their respective benchmark indexes. The majority of the underlying bond funds outperformed their respective benchmark indexes. On the whole, however, active management of the underlying portfolios had a negative impact on the Fund, causing it to underperform the Moderate Customized Blend Index for the period.

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

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Your Fund’s Performance—Growth Allocation Fund

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.08%; Class B, 2.78%; Class C, 2.78%; Class R, 2.53%; Class Z, 1.78%. Net operating expenses: Class A, 1.84%; Class B, 2.59%; Class C, 2.59%; Class R, 2.09%; Class Z, 1.59%, after contractual reduction through 1/31/2013. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 1.09% for each share class.

Cumulative Total Returns as of 9/30/11
	One Year	Five Years	Since Inception
Class A	–3.36%	–5.61%	25.43%
Class B	–4.13	–9.19	18.62
Class C	–4.13	–9.03	18.74
Class R	–3.54	N/A	–12.64
Class Z	–3.08	–4.41	27.86
Growth Customized Blend Index	–1.70	–3.46	—
Russell 1000 Index	0.91	–4.47	—
S&P 500 Index	1.13	–5.75	—
Lipper Average	–2.36	–6.15	—

Average Annual Total Returns as of 9/30/11
	One Year	Five Years	Since Inception
Class A	–8.67%	–2.26%	2.29%
Class B	–8.92	–2.09	2.30
Class C	–5.09	–1.88	2.31
Class R	–3.54	N/A	–2.82
Class Z	–3.08	–0.90	3.33
Growth Customized Blend Index	–1.70	–0.70	—
Russell 1000 Index	0.91	–0.91	—
S&P 500 Index	1.13	–1.18	—
Lipper Average	–2.36	–1.36	—

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	17

Your Fund’s Performance (continued)

Average Annual Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Year	Since Inception
Class A	–3.36%	–1.15%	3.07%
Class B	–4.13	–1.91	2.30
Class C	–4.13	–1.88	2.31
Class R	–3.54	N/A	–2.82
Class Z	–3.08	–0.90	3.33

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Growth Allocation Fund (Class A shares) with a similar investment in the Growth Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2011) as measured on a quarterly basis. The Growth Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2011, the returns shown in the graph would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical

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investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income gains paid by the Fund, or any gains you may realize if you sell your shares.

Sources: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, Growth Customized Blend Index, and Lipper Multi-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A shares to Class Z shares of the Fund. Class B shares are not subject to a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to sales charges, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to sales charges or a 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Growth Customized Blend Index

The Growth Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (58%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (24%), the Barclays Capital U.S. Aggregate Bond Index (8%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%) and the Citigroup 3-Month T-Bill Index (5%). See page 21 for the definitions of each component index. The Growth Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Growth Customized Blend Index Closest Month-End to Inception cumulative total returns are 26.02% for Class A, Class B, Class C, and Class Z; and –10.14% for Class R. The Growth Customized Blend Index Closest Month-End to Inception average annual total returns are 3.13% for Class A, Class B, Class C, and Class Z; and –2.23% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total returns are 19.81% for Class A, Class B, Class C, and Class Z; and –10.68% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 2.44% for Class A, Class B, Class C, and Class Z; and –2.35% for Class R.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	19

Your Fund’s Performance (continued)

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 16.99% for Class A, Class B, Class C, and Class Z; and –11.66% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 2.11% for Class A, Class B, Class C, and Class Z; and –2.58% for Class R.

Lipper Average

The Lipper Average represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index. Lipper Multi-Cap Closest Month-End to Inception cumulative total returns are 16.38% for Class A, Class B, Class C, and Class Z; and –12.16% for Class R. Lipper Multi-Cap Closest Month-End to Inception average annual total returns are 1.94% for Class A, Class B, Class C, and Class Z; and –2.80% for Class R.

Investors cannot invest directly in an index or average. The returns for the Growth Customized Blend Index, Russell 1000 Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Performance Target—Growth Customized Blend

The Prudential Growth Allocation Fund seeks to exceed a performance target—the Growth Customized Blend Index—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2011 and their weightings in the Growth Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index is an unmanaged index which represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is an unmanaged, broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

Investors cannot invest directly in an index or average.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	21

Strategy and Performance Overview

Growth Allocation Fund Performance

How did the Fund perform?

The Prudential Growth Allocation Fund Class A shares declined 3.36% for the 12-month reporting period ended September 30, 2011, which was a larger loss than the 1.70% decline of the Fund’s benchmark, the Growth Customized Blend Index (described on the previous page). The Fund’s Class A shares also underperformed the Lipper Multi-Cap Core Funds Average, which declined 2.36%.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in Prudential Investments mutual funds. From October 1, 2010 through April 30, 2011, Ibbotson Associates determined the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. On May 1, 2011, Quantitative Management Associates LLC (QMA) assumed the responsibilities formerly handled by Ibbotson. QMA also oversees the day-to-day allocation, taking into consideration current market conditions.

The Fund’s performance is analyzed from two perspectives:

•	Asset allocation decisions that are a blend of longer-term strategic shifts and shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is an analysis of how the underlying Prudential Investments mutual funds performed.

What shifts in asset allocation were recommended during the reporting period?

QMA concluded the Fund had elevated exposure to large-cap growth stocks after conducting a thorough analysis in the third quarter of 2011. Therefore, it recommended reductions in the Prudential Jennison 20/20 Focus Fund and the Prudential Jennison Mid-Cap Growth Fund by 4.0% and 2.0%, respectively. QMA also recommended increases in the Prudential Large-Cap Core Equity Fund and Prudential Jennison Value Fund by 5.0% and 1.0%, respectively. The Fund added target allocations of 4.5% to the Prudential Small-Cap Value Fund and 4.5% to the Prudential Jennison Small Company Fund. The Prudential Small Cap Core Equity Fund (which had a 9.0% target allocation) is no longer in the Fund’s lineup as it merged into the Prudential Small-Cap Value Fund.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

The Fund generally remained in line with its overall strategic asset allocation target, which outperformed the Growth Customized Blend Index. However, the Fund’s performance was ultimately driven by a portion of that target, a 92% exposure to U.S. and international stocks. This did not work well as several of the underlying equity funds that were well represented in the Fund significantly lagged their respective benchmark indexes. The underlying bond fund outperformed its benchmark index. On the whole, however, active management of the underlying portfolios had a negative impact on the Fund, causing it to underperform the Growth Customized Blend Index for the period.

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

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Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested on April 1, 2011, at the beginning of the period, and held through the six-month period ended September 30, 2011. These examples are for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	23

Fees and Expenses (continued)

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Conservative Allocation Fund		Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$938.10	1.58%	$7.68
	Hypothetical	$1,000.00	$1,017.15	1.58%	$7.99

Class B	Actual	$1,000.00	$934.40	2.33%	$11.30
	Hypothetical	$1,000.00	$1,013.39	2.33%	$11.76

Class C	Actual	$1,000.00	$934.40	2.33%	$11.30
	Hypothetical	$1,000.00	$1,013.39	2.33%	$11.76

Class R	Actual	$1,000.00	$936.30	1.83%	$8.88
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25

Class Z	Actual	$1,000.00	$938.70	1.33%	$6.46
	Hypothetical	$1,000.00	$1,018.40	1.33%	$6.73

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Prudential Moderate Allocation Fund		Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$887.90	1.73%	$8.19
	Hypothetical	$1,000.00	$1,016.39	1.73%	$8.74

Class B	Actual	$1,000.00	$884.20	2.48%	$11.71
	Hypothetical	$1,000.00	$1,012.63	2.48%	$12.51

Class C	Actual	$1,000.00	$884.20	2.48%	$11.71
	Hypothetical	$1,000.00	$1,012.63	2.48%	$12.51

Class R	Actual	$1,000.00	$886.10	1.98%	$9.36
	Hypothetical	$1,000.00	$1,015.14	1.98%	$10.00

Class Z	Actual	$1,000.00	$888.00	1.48%	$7.00
	Hypothetical	$1,000.00	$1,017.65	1.48%	$7.49

Prudential Growth Allocation Fund		Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$839.90	1.84%	$8.49
	Hypothetical	$1,000.00	$1,015.84	1.84%	$9.30

Class B	Actual	$1,000.00	$836.00	2.59%	$11.92
	Hypothetical	$1,000.00	$1,012.08	2.59%	$13.06

Class C	Actual	$1,000.00	$836.10	2.59%	$11.92
	Hypothetical	$1,000.00	$1,012.08	2.59%	$13.06

Class R	Actual	$1,000.00	$838.60	2.09%	$9.63
	Hypothetical	$1,000.00	$1,014.59	2.09%	$10.56

Class Z	Actual	$1,000.00	$841.10	1.59%	$7.34
	Hypothetical	$1,000.00	$1,017.10	1.59%	$8.04

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2011, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	25

Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2011

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Global Real Estate Fund (Class Z)	351,002	$5,742,397
Prudential Government Income Fund, Inc. (Class Z)	1,539,471	15,363,922
Prudential High Yield Fund, Inc. (Class Z)	967,106	4,999,938
Prudential International Equity Fund (Class Z)	1,692,232	8,850,372
Prudential Jennison 20/20 Focus Fund (Class Q)(a)	244,548	3,580,176
Prudential Jennison Equity Opportunity Fund (Class Z)(a)	198,066	2,473,843
Prudential Jennison Growth Fund (Class Z)(a)	144,259	2,531,746
Prudential Jennison Market Neutral Fund (Class Z)(a)	390,271	3,809,043
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)(a)	91,193	2,394,717
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	47,814	2,014,419
Prudential Jennison Small Company Fund, Inc. (Class Q)	95,551	1,717,047
Prudential Jennison Value Fund (Class Z)	460,700	5,790,998
Prudential Large-Cap Core Equity Fund (Class Z)	579,590	6,236,385
Prudential Mid-Cap Value Fund (Class Q)	187,000	2,320,668
Prudential Short-Term Corporate Bond Fund, Inc. (Class Z)	3,025,921	34,374,460
Prudential Small-Cap Value Fund (Class Z)(a)	149,255	1,725,385
Prudential Total Return Bond Fund, Inc. (Class Q)	1,136,028	16,131,597

TOTAL LONG-TERM INVESTMENTS (cost $108,545,916)		120,057,113

SHORT-TERM INVESTMENT 0.8%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,051,186; Note 3)	1,051,186	1,051,186

TOTAL INVESTMENTS(b) 100.0% (cost $109,597,102; Note 5)		121,108,299
Liabilities in excess of other assets		(60,004)

NET ASSETS 100.0%		$121,048,295

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	27

Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2011 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs valued in accordance with Board approved fair valuation procedures

The following is a summary of the inputs used as of September 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$120,057,113	$—	$—
Affiliated Money Market Mutual Fund	1,051,186	—	—

Total	$121,108,299	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2011 were as follows:

Short-Term Debt	28.4%
Multi-Sector Debt	13.3
U.S. Government Debt	12.7
Large-Cap Core	11.3
International	7.3
Large-Cap Value	4.8
Global Real Estate	4.8
High Yield	4.1
Large/Mid-Cap Growth	4.1
Small/Mid-Cap Value	3.3%
Multi-Cap Value	2.0
Natural Resources	1.7
Small-Cap Core	1.4

99.2
Short-Term Investment	0.8
Liabilities in excess of other assets	—

100.0%

See Notes to Financial Statements.

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Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2011

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Global Real Estate Fund (Class Z)	384,969	$6,298,094
Prudential Government Income Fund, Inc. (Class Z)	1,335,935	13,332,632
Prudential High Yield Fund, Inc. (Class Z)	812,664	4,201,471
Prudential International Equity Fund (Class Z)	3,183,320	16,648,763
Prudential Jennison 20/20 Focus Fund (Class Q)(a)	444,814	6,512,081
Prudential Jennison Equity Opportunity Fund (Class Z)(a)	430,615	5,378,377
Prudential Jennison Growth Fund (Class Z)(a)	236,838	4,156,504
Prudential Jennison Market Neutral Fund (Class Z)(a)	572,572	5,588,306
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)(a)	203,491	5,343,667
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	79,341	3,342,640
Prudential Jennison Small Company Fund, Inc. (Class Q)	218,327	3,923,334
Prudential Jennison Value Fund (Class Z)	832,749	10,467,651
Prudential Large-Cap Core Equity Fund (Class Z)	1,017,292	10,946,058
Prudential Mid-Cap Value Fund (Class Q)	425,152	5,276,130
Prudential Short-Term Corporate Bond Fund, Inc. (Class Z)	1,426,454	16,204,513
Prudential Small-Cap Value Fund (Class Z)(a)	338,141	3,908,911
Prudential Total Return Bond Fund, Inc. (Class Q)	796,355	11,308,247

TOTAL LONG-TERM INVESTMENTS (cost $117,227,133)		132,837,379

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,249,686; Note 3)	1,249,686	1,249,686

TOTAL INVESTMENTS(b) 100.1% (cost $118,476,819; Note 5)		134,087,065
Liabilities in excess of other assets (0.1)%		(127,275)

NET ASSETS 100.0%		$133,959,790

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	29

Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2011 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$132,837,379	$—	$—
Affiliated Money Market Mutual Fund	1,249,686	—	—

Total	$134,087,065	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2011 were as follows:

Large-Cap Core	17.2%
International	12.4
Short-Term Debt	12.1
U.S. Government Debt	10.0
Multi-Sector Debt	8.5
Large-Cap Value	7.8
Large/Mid-Cap Growth	7.1
Small/Mid-Cap Value	6.9
Global Real Estate	4.7
Multi-Cap Value	4.0%
High Yield	3.1
Small-Cap Core	2.9
Natural Resources	2.5

99.2
Short-Term Investment	0.9
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

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Prudential Growth Allocation Fund

Portfolio of Investments

as of September 30, 2011

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.0%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Global Real Estate Fund (Class Z)	197,017	$3,223,197
Prudential International Equity Fund (Class Z)	2,361,206	12,349,107
Prudential Jennison 20/20 Focus Fund (Class Q)(a)	273,990	4,011,214
Prudential Jennison Equity Opportunity Fund (Class Z)(a)	380,973	4,758,354
Prudential Jennison Growth Fund (Class Z)(a)	157,298	2,760,572
Prudential Jennison Market Neutral Fund (Class Z)(a)	360,774	3,521,159
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)(a)	128,612	3,377,346
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	54,695	2,304,298
Prudential Jennison Small Company Fund, Inc. (Class Q)	167,206	3,004,694
Prudential Jennison Value Fund (Class Z)	585,339	7,357,707
Prudential Large-Cap Core Equity Fund (Class Z)	700,683	7,539,349
Prudential Mid-Cap Value Fund (Class Q)	323,320	4,012,404
Prudential Small Cap Value Fund (Class Z)(a)	259,982	3,005,387
Prudential Total Return Bond Fund, Inc. (Class Q)	382,259	5,428,071

TOTAL LONG-TERM INVESTMENTS (cost $61,842,115)		66,652,859

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $668,255; Note 3)	668,255	668,255

TOTAL INVESTMENTS(b) 100.0% (cost $62,510,370; Note 5)		67,321,114
Liabilities in excess of other assets		(21,445)

NET ASSETS 100.0%		$67,299,669

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	31

Prudential Growth Allocation Fund

Portfolio of Investments

as of September 30, 2011 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$66,652,859	$—	$—
Affiliated Money Market Mutual Fund	668,255	—	—

Total	$67,321,114	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2011 were as follows:

Large-Cap Core	22.4%
International	18.3
Large-Cap Value	10.9
Small/Mid-Cap Value	10.4
Large/Mid-Cap Growth	9.1
Multi-Sector Debt	8.1
Multi-Cap Value	7.1
Global Real Estate	4.8
Small-Cap Core	4.5%
Natural Resources	3.4

99.0
Short-Term Investment	1.0
Liabilities in excess of other assets	—

100.0%

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2011	ANNUAL REPORT

Prudential Investment Portfolios, Inc./ Prudential Asset Allocation Funds

Prudential Conservative Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2011

Assets
Affiliated investments (cost $109,597,102)	$121,108,299
Receivable for investments sold	1,000,000
Dividends receivable	225,615
Receivable for Fund shares sold	62,719
Due from manager	7,774
Prepaid expenses	443

Total assets	122,404,850

Liabilities
Payable for investments purchased	1,050,431
Payable for Fund shares reacquired	150,368
Accrued expenses	82,851
Distribution fee payable	66,580
Affiliated transfer agent fee payable	6,325

Total liabilities	1,356,555

Net assets	$121,048,295

Net assets were comprised of:
Common stock, at par	$10,831
Paid-in capital in excess of par	115,591,130

115,601,961
Undistributed net investment income	423,508
Accumulated net realized loss on investment transactions	(6,488,371)
Net unrealized appreciation on investments	11,511,197

Net assets, September 30, 2011	$121,048,295

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($53,890,589 ÷ 4,811,672 shares of common stock issued and outstanding)	$11.20
Maximum sales charge (5.50% of offering price)	.65

Maximum offering price to public	$11.85

Class B
Net asset value, offering price and redemption price per share ($44,300,900 ÷ 3,972,138 shares of common stock issued and outstanding)	$11.15

Class C
Net asset value, offering price and redemption price per share ($20,379,954 ÷ 1,826,779 shares of common stock issued and outstanding)	$11.16

Class R
Net asset value, offering price and redemption price per share ($73,894 ÷ 6,578 shares of common stock issued and outstanding)	$11.23

Class Z
Net asset value, offering price and redemption price per share ($2,402,958 ÷ 213,707 shares of common stock issued and outstanding)	$11.24

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	35

Prudential Moderate Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2011

Assets
Affiliated investments (cost $118,476,819)	$134,087,065
Receivable for investments sold	175,000
Dividends receivable	143,939
Receivable for Fund shares sold	43,566
Prepaid expenses	444

Total assets	134,450,014

Liabilities
Payable for Fund shares reacquired	151,035
Payable for investments purchased	143,748
Accrued expenses	84,641
Distribution fee payable	75,191
Management fee payable	23,162
Affiliated transfer agent fee payable	12,447

Total liabilities	490,224

Net assets	$133,959,790

Net assets were comprised of:
Common stock, at par	$12,137
Paid-in capital in excess of par	135,247,711

135,259,848
Undistributed net investment income	857,905
Accumulated net realized loss on investment transactions	(17,768,209)
Net unrealized appreciation on investments	15,610,246

Net assets, September 30, 2011	$133,959,790

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($60,123,060 ÷ 5,422,880 shares of common stock issued and outstanding)	$11.09
Maximum sales charge (5.50% of offering price)	0.65

Maximum offering price to public	$11.74

Class B
Net asset value, offering price and redemption price per share ($54,580,371 ÷ 4,964,059 shares of common stock issued and outstanding)	$11.00

Class C
Net asset value, offering price and redemption price per share ($16,894,110 ÷ 1,537,028 shares of common stock issued and outstanding)	$10.99

Class R
Net asset value, offering price and redemption price per share ($10,998 ÷ 995 shares of common stock issued and outstanding)	$11.05

Class Z
Net asset value, offering price and redemption price per share ($2,351,251 ÷ 211,780 shares of common stock issued and outstanding)	$11.10

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	37

Prudential Growth Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2011

Assets
Affiliated investments (cost $62,510,370)	$67,321,114
Cash	15,000
Receivable for investments sold	310,000
Receivable for Fund shares sold	52,495
Dividends receivable	16,018
Due from manager	12,754
Prepaid expenses	446

Total assets	67,727,827

Liabilities
Payable for investments purchased	275,921
Accrued expenses	76,676
Distribution fee payable	38,251
Payable for Fund shares reacquired	25,489
Affiliated transfer agent fee payable	11,821

Total liabilities	428,158

Net assets	$67,299,669

Net assets were comprised of:
Common stock, at par	$6,085
Paid-in capital in excess of par	74,617,983

74,624,068
Accumulated net realized loss on investment transactions	(12,135,143)
Net unrealized appreciation on investments	4,810,744

Net assets, September 30, 2011	$67,299,669

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($30,888,241 ÷ 2,750,908 shares of common stock issued and outstanding)	$11.23
Maximum sales charge (5.50% of offering price)	0.65

Maximum offering price to public	$11.88

Class B
Net asset value, offering price and redemption price per share ($27,712,578 ÷ 2,539,401 shares of common stock issued and outstanding)	$10.91

Class C
Net asset value, offering price and redemption price per share ($8,182,000 ÷ 749,103 shares of common stock issued and outstanding)	$10.92

Class R
Net asset value, offering price and redemption price per share ($2,105 ÷ 188.4 shares of common stock issued and outstanding)	$11.17

Class Z
Net asset value, offering price and redemption price per share ($514,745 ÷ 45,455 shares of common stock issued and outstanding)	$11.32

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	39

Prudential Conservative Allocation Fund

Statement of Operations

Year Ended September 30, 2011

Net Investment Income
Affiliated dividend income	$3,458,528

Expenses
Management fee	251,821
Distribution fee—Class A	130,610
Distribution fee—Class B	511,010
Distribution fee—Class C	208,755
Distribution fee—Class R	291
Transfer agent’s fees and expenses (including affiliated expense of $31,500) (Note 3)	148,000
Registration fees	78,000
Custodian’s fees and expenses	73,000
Reports to shareholders	31,000
Legal fees and expenses	27,000
Audit fee	22,000
Directors’ fees	13,000
Miscellaneous	14,185

Total expenses	1,508,672
Less: Expense subsidy (Note 2)	(28,339)

Net expenses	1,480,333

Net investment income	1,978,195

Net Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain on investment transactions	2,035,819
Net capital gain distributions received	173,196

2,209,015
Net change in unrealized appreciation (depreciation) on investments	(5,043,375)

Net loss on investments	(2,834,360)

Net Decrease In Net Assets Resulting From Operations	$(856,165)

See Notes to Financial Statements.

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Prudential Moderate Allocation Fund

Statement of Operations

Year Ended September 30, 2011

Net Investment Income
Income
Affiliated dividend income	$3,014,609

Expenses
Management fee	308,217
Distribution fee—Class A	163,166
Distribution fee—Class B	680,698
Distribution fee—Class C	185,693
Distribution fee—Class R	24
Transfer agent’s fees and expenses (including affiliated expense of $115,600) (Note 3)	195,000
Registration fees	81,000
Custodian’s fees and expenses	71,000
Legal fees and expenses	30,000
Reports to shareholders	28,000
Audit fee	22,000
Directors’ fees	14,000
Miscellaneous	10,504

Total expenses	1,789,302

Net investment income	1,225,307

Net Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain on investment transactions	4,469,191
Net capital gain distributions received	136,850

4,606,041
Net change in unrealized appreciation (depreciation) on investments	(7,865,682)

Net loss on investments	(3,259,641)

Net Decrease In Net Assets Resulting From Operations	$(2,034,334)

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	41

Prudential Growth Allocation Fund

Statement of Operations

Year Ended September 30, 2011

Net Investment Loss
Affiliated dividend income	$833,947

Expenses
Management fee	158,178
Distribution fee—Class A	84,576
Distribution fee—Class B	351,946
Distribution fee—Class C	96,137
Distribution fee—Class R	12
Transfer agent’s fees and expenses (including affiliated expense of $55,600) (Note 3)	143,000
Registration fees	77,000
Custodian’s fees and expenses	70,000
Legal fees and expenses	29,000
Reports to shareholders	23,000
Audit fee	22,000
Directors’ fees	12,000
Miscellaneous	10,281

Total expenses	1,077,130
Less: Expense subsidy (Note 2)	(149,007)

Net expenses	928,123

Net investment loss	(94,176)

Net Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain on investment transactions	1,840,640
Net capital gain distributions received	58,425

1,899,065
Net change in unrealized appreciation (depreciation) on investments	(4,115,834)

Net loss on investments	(2,216,769)

Net Decrease In Net Assets Resulting From Operations	$(2,310,945)

See Notes to Financial Statements.

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Prudential Conservative Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,978,195	$1,805,080
Net realized gain on investment transactions	2,035,819	620,596
Net capital gain distributions received	173,196	—
Net change in unrealized appreciation (depreciation) on investments	(5,043,375)	6,461,209

Net increase (decrease) in net assets resulting from operations	(856,165)	8,886,885

Dividends from net investment income (Note 1)
Class A	(995,474)	(862,233)
Class B	(637,559)	(649,604)
Class C	(254,069)	(241,956)
Class R	(785)	(337)
Class Z	(31,800)	(23,805)

	(1,919,687)	(1,777,935)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	34,718,533	43,753,778
Net asset value of shares issued in reinvestment of dividends and distributions	1,637,878	1,570,789
Cost of shares reacquired	(26,777,206)	(27,580,721)

Net increase in net assets from Fund share transactions	9,579,205	17,743,846

Total increase	6,803,353	24,852,796

Net Assets:
Beginning of year	114,244,942	89,392,146

End of year(a)	$121,048,295	$114,244,942

(a) Includes undistributed net investment income of:	$423,508	$318,271

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	43

Prudential Moderate Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,225,307	$1,268,431
Net realized gain (loss) on investment transactions	4,469,191	(710,713)
Net capital gain distributions received	136,850	—
Net change in unrealized appreciation (depreciation) on investments	(7,865,682)	10,756,874

Net increase (decrease) in net assets resulting from operations	(2,034,334)	11,314,592

Dividends from net investment income (Note 1)
Class A	(779,380)	(539,655)
Class B	(366,506)	(180,782)
Class C	(93,090)	(50,313)
Class R	(25)	(17)
Class Z	(28,435)	(20,517)

	(1,267,436)	(791,284)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	24,038,317	43,874,748
Net asset value of shares issued in reinvestment of dividends	1,222,912	771,494
Cost of shares reacquired	(34,168,978)	(30,004,592)

Net increase (decrease) in net assets from Fund share transactions	(8,907,749)	14,641,650

Total increase (decrease)	(12,209,519)	25,164,958

Net Assets:
Beginning of year	146,169,309	121,004,351

End of year(a)	$133,959,790	$146,169,309

(a) Includes undistributed net investment income of:	$857,905	$863,111

See Notes to Financial Statements.

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Prudential Growth Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(94,176)	$(20,439)
Net realized gain (loss) on investment transactions	1,840,640	(1,642,819)
Net capital gain distributions received	58,425	—
Net change in unrealized appreciation (depreciation) on investments	(4,115,834)	7,227,317

Net increase (decrease) in net assets resulting from operations	(2,310,945)	5,564,059

Dividends from net investment income (Note 1)
Class A	—	(264,136)
Class B	—	(93,290)
Class C	—	(24,230)
Class R	—	(14)
Class Z	—	(3,909)

	—	(385,579)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	12,201,484	16,256,980
Net asset value of shares issued in reinvestment of dividends	—	376,289
Cost of shares reacquired	(14,973,942)	(13,882,301)

Net increase (decrease) in net assets from Fund share transactions	(2,772,458)	2,750,968

Total increase (decrease)	(5,083,403)	7,929,448

Net Assets:
Beginning of year	72,383,072	64,453,624

End of year	$67,299,669	$72,383,072

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	45

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Prudential Jennison Equity Opportunity Fund, Prudential Jennison Growth Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Conservative Allocation Fund (“Conservative Allocation Fund”), Prudential Moderate Allocation Fund (“Moderate Allocation Fund”) and Prudential Growth Allocation Fund (“Growth Allocation Fund”) which are non-diversified. These financial statements relate to the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (collectively referred to as the “Allocation Funds”).

The Conservative Allocation Fund’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Fund’s investment objective is capital appreciation and a reasonable level of current income. The Growth Allocation Fund’s investment objective is long-term capital appreciation. Each Allocation Fund seeks to achieve its objective by investing in a combination of mutual funds in the Prudential mutual fund family (each, an underlying fund). Each Fund in the Allocation Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Allocation Funds in the preparation of their financial statements.

Securities Valuation: Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset values of those funds.

46	Visit our website at www.prudentialfunds.com

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends will typically be distributed quarterly by the Conservative Allocation Fund and annually by the Moderate Allocation Fund and the Growth Allocation Fund. Each Allocation Fund declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Allocation Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Allocation Funds with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Allocation Funds. In connection therewith, QMA is obligated to keep certain books and records of the Allocation Funds. PI pays for the services of QMA, the compensation of officers of the Allocation Funds, occupancy and certain clerical and bookkeeping costs of the Allocation Funds. The Allocation Funds bear all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .20% of each of the Allocation Funds’ average daily net assets.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	47

Notes to Financial Statements

continued

The Allocation Funds have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Allocation Funds. The Allocation Funds compensate PIMS for distributing and servicing the Allocation Funds’ Class A, B, C and R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Allocation Funds.

Pursuant to the Class A, B, C and R Plans, the Allocation Funds compensate PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares and .50% of the average daily net assets of the Class R shares.

PI has contractually agreed to limit the net annual operating expenses (exclusive of taxes, interest, brokerage commissions, non-routine expenses, distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Allocation Funds to .50% of each Allocation Funds’ average daily net assets.

PIMS has advised the Allocation Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2011. These amounts were as follows:

Fund	Class A
Conservative Allocation Fund	$256,230
Moderate Allocation Fund	322,520
Growth Allocation Fund	162,805

From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Allocation Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the year ended September 30, 2011. These amounts were as follows:

Fund	Class B	Class C
Conservative Allocation Fund	$249,195	$3,262
Moderate Allocation Fund	291,487	4,347
Growth Allocation Fund	114,083	1,412

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PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Allocation Funds invest in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Investments in Affiliated Issuers

A summary of cost of purchases and proceeds of sales of shares of affiliated registered investment companies, other than short-term investments, for the year ended September 30, 2011 is presented as follows:

Conservative Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Global Real Estate Fund (Class Z)	$5,647,120	$1,487,679	$—	$680,000	$257,679	$—	$5,742,397
Prudential Government Income Fund, Inc. (Class Z)	14,205,411	3,268,585	—	2,550,000	443,906	—	15,363,922
Prudential High Yield Fund, Inc. (Class Z)	4,582,330	954,290	—	250,000	388,609	—	4,999,938
Prudential International Equity Fund (Class Z)	6,867,303	4,199,146	—	970,000	149,146	—	8,850,372
Prudential Jennison 20/20 Focus Fund (Class Q)	—	375,000	4,397,822	2,750,000	—	—	3,580,176

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	49

Notes to Financial Statements

continued

Conservative Allocation Fund (cont’d.):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Jennison 20/20 Focus Fund (Class Z)	$5,730,506	$550,000	$(4,397,822)	$595,000	$—	$—	$—
Prudential Jennison Equity Opportunity Fund (Class Z)	2,412,614	450,000	—	345,000	—	—	2,473,843
Prudential Jennison Growth Fund (Class Z)	2,412,361	550,000	—	560,000	—	—	2,531,746
Prudential Jennison Market Neutral Fund (Class Z)	3,398,755	800,000	—	375,000	—	—	3,809,043
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	—	375,000	2,314,113	1,440,000	—	—	2,394,717
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Z)	3,458,144	—	(2,314,113)	200,000	—	—	—
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	—	550,000	1,192,321	235,000	—	—	2,014,419
Prudential Jennison Natural Resources Fund, Inc. (Class Z)	2,207,659	24,173	(1,192,321)	215,000	24,173	—	—
Prudential Jennison Small Company Fund, Inc. (Class Q)	—	2,175,000	—	—	—	—	1,717,047
Prudential Jennison Value Fund (Class Z)	5,731,114	1,107,576	—	670,000	32,576	—	5,790,998
Prudential Large-Cap Core Equity Fund (Class Z)	4,589,305	2,294,850	—	515,000	19,849	—	6,236,385
Prudential Mid-Cap Value Fund (Class Q)	—	325,000	1,463,938	130,000	—	—	2,320,668

50	Visit our website at www.prudentialfunds.com

Conservative Allocation Fund (cont’d.):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Mid-Cap Value Fund (Class Z)	$2,308,689	$16,499	$(1,463,938)	$140,000	$16,499	$—	$—
Prudential Short-Term Corporate Bond Fund, Inc. (Class Z)	31,327,217	6,502,001	—	2,520,000	1,427,282	—	34,374,460
Prudential Small-Cap Core Equity Fund, Inc. (Class Z)*	3,462,725	254,443	(1,133,983)	2,555,000	4,443	—	—
Prudential Small-Cap Value Fund (Class Z)	—	140,000	1,133,983	25,000	—	—	1,725,385
Prudential Total Return Bond Fund, Inc. (Class Q)	—	2,234,056	14,070,975	1,985,000	499,914	—	16,131,597
Prudential Total Return Bond Fund, Inc. (Class Z)	14,870,538	974,580	(14,070,975)	50,000	191,334	173,196	—

Total	$113,211,791	$29,607,878	$—	$19,755,000	$3,455,410	$173,196	$120,057,113

Moderate Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Global Real Estate Fund (Class Z)	$7,195,317	$656,723	$—	$755,000	$321,722	$—	$6,298,094

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	51

Notes to Financial Statements

continued

Moderate Allocation Fund (cont’d.):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Government Income Fund, Inc. (Class Z)	$9,463,559	$5,164,208	$—	$1,575,000	$291,119	$—	$13,332,632
Prudential High Yield Fund, Inc. (Class Z)	4,393,461	542,350	—	500,000	357,145	—	4,201,471
Prudential International Equity Fund (Class Z)	19,008,462	3,063,789	—	3,225,000	418,789	—	16,648,763
Prudential Jennison 20/20 Focus Fund (Class Q)	—	100,000	8,804,643	5,180,000	—	—	6,512,081
Prudential Jennison 20/20 Focus Fund (Class Z)	11,692,967	100,000	(8,804,643)	840,000	—	—	—
Prudential Jennison Equity Opportunity Fund (Class Z)	6,006,079	25,000	—	645,000	—	—	5,378,377
Prudential Jennison Growth Fund (Class Z)	4,548,464	50,000	—	710,000	—	—	4,156,504
Prudential Jennison Market Neutral Fund (Class Z)	5,788,207	875,000	—	1,045,000	—	—	5,588,306
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	—	75,000	5,380,291	2,190,000	—	—	5,343,667
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Z)	7,352,245	—	(5,380,291)	315,000	—	—	—
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	—	475,000	2,604,067	585,000	—	—	3,342,640

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Moderate Allocation Fund (cont’d.):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Jennison Natural Resources Fund, Inc. (Class Z)	$4,295,832	$48,895	$(2,604,067)	$405,000	$48,895	$—	$—
Prudential Jennison Small Company Fund, Inc. (Class Q)	—	4,985,000	—	—	—	—	3,923,334
Prudential Jennison Value Fund (Class Z)	10,223,895	1,958,909	—	1,120,000	58,909	—	10,467,651
Prudential Large-Cap Core Equity Fund (Class Z)	7,303,538	4,682,188	—	755,000	32,188	—	10,946,058
Prudential Mid-Cap Value Fund (Class Q)	—	225,000	4,055,542	545,000	—	—	5,276,130
Prudential Mid-Cap Value Fund (Class Z)	5,883,913	42,362	(4,055,542)	295,000	42,362	—	—
Prudential Short-Term Corporate Bond Fund, Inc. (Class Z)	21,085,095	3,910,542	—	8,250,000	907,439	—	16,204,513
Prudential Small-Cap Core Equity Fund, Inc. (Class Z)*	8,828,814	110,692	(2,861,266)	6,235,000	10,692	—	—
Prudential Small-Cap Value Fund (Class Z)	—	125,000	2,861,266	140,000	—	—	3,908,911
Prudential Total Return Bond Fund, Inc. (Class Q)	—	1,078,260	11,065,902	2,300,000	371,036	—	11,308,247

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	53

Notes to Financial Statements

continued

Moderate Allocation Fund (cont’d.):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Total Return Bond Fund, Inc. (Class Z)	$11,638,526	$866,578	$(11,065,902)	$25,000	$150,976	$136,850	$—

Total	$144,708,374	$29,160,496	$—	$37,635,000	$3,011,272	$136,850	$132,837,379

Growth Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period
Prudential Global Real Estate Fund (Class Z)	$3,574,973	$433,162	$—	$375,000	$163,162	$—	$3,223,197
Prudential International Equity Fund (Class Z)	13,755,964	2,621,202	—	2,350,000	306,202	—	12,349,107
Prudential Jennison 20/20 Focus Fund (Class Q)	—	25,000	6,400,278	3,530,000	—	—	4,011,214
Prudential Jennison 20/20 Focus Fund (Class Z)	7,250,771	100,000	(6,400,278)	225,000	—	—	—
Prudential Jennison Equity Opportunity Fund (Class Z)	5,149,316	50,000	—	405,000	—	—	4,758,354
Prudential Jennison Growth Fund (Class Z)	2,982,674	125,000	—	520,000	—	—	2,760,572
Prudential Jennison Market Neutral Fund (Class Z)	3,573,686	865,000	—	900,000	—	—	3,521,159

54	Visit our website at www.prudentialfunds.com

Growth Allocation Fund (cont’d.):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	$—	$100,000	$3,977,177	$2,020,000	$—	$—	$3,377,346
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Z)	5,103,566	—	(3,977,177)	125,000	—	—	—
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	—	305,000	2,109,935	325,000	—	—	2,304,298
Prudential Jennison Natural Resources Fund, Inc. (Class Z)	2,868,831	31,918	(2,109,935)	220,000	31,918	—	—
Prudential Jennison Value Fund (Class Z)	7,255,536	931,865	—	385,000	41,865	—	7,357,707
Prudential Large-Cap Core Equity Fund (Class Z)	4,350,858	3,919,251	—	455,000	19,251	—	7,539,349
Prudential Mid-Cap Value Fund (Class Q)	—	50,000	3,266,247	325,000	—	—	4,012,404
Prudential Mid-Cap Value Fund (Class Z)	4,376,533	31,569	(3,266,247)	75,000	31,569	—	—
Prudential Small Company Fund, Inc. (Class Q)	—	3,875,000		50,000	—	—	3,004,694
Prudential Small-Cap Core Equity Fund, Inc. (Class Z)*	6,564,112	58,416	(2,251,567)	4,425,000	8,416	—	—
Prudential Small-Cap Value Fund (Class Z)	—	55,000	2,251,567	150,000	—	—	3,005,387
Prudential Total Return Bond Fund, Inc. (Class Q)	—	1,583,001	4,522,389	1,510,000	164,917	—	5,428,071

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	55

Notes to Financial Statements

continued

Growth Allocation Fund (cont’d.):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period
Prudential Total Return Bond Fund, Inc. (Class Z)	$4,955,967	$374,883	$(4,522,389)	$—	$64,914	$58,425	$—

Total	$71,762,787	$15,535,267	$—	$18,370,000	$832,214	$58,425	$66,652,859

*	On April 15, 2011, Prudential Small-Cap Core Equity Fund, Inc. was merged into Prudential Small-Cap Value Fund.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss), accumulated net realized gain (loss) on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income (loss), accumulated net realized gain (loss) on investment transactions and paid-in capital in excess of par. For the year ended September 30, 2011, the adjustments were as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain/ (Loss)	Paid-in Capital in Excess of Par
Conservative Allocation Fund(b)	$46,729	$(48,317)	$1,588
Moderate Allocation Fund(b)	36,923	(36,923)	—
Growth Allocation Fund(a)(b)	94,925	(15,763)	(79,162)

(a)	Net operating losses.
(b)	Reclassification of distributions.

For the year ended September 30, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income
Conservative Allocation Fund	$1,919,687
Moderate Allocation Fund	1,267,436
Growth Allocation Fund	—

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For the year ended September 30, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income
Conservative Allocation Fund	$1,777,935
Moderate Allocation Fund	791,284
Growth Allocation Fund	385,579

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income
Conservative Allocation Fund	$423,508
Moderate Allocation Fund	857,905
Growth Allocation Fund	—

The United States federal income tax basis and net unrealized appreciation of the Funds’ investments as of September 30, 2011 were as follows:

Fund	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
Conservative Allocation Fund	$114,286,205	$7,359,331	$(537,237)	$6,822,094
Moderate Allocation Fund	126,762,727	8,494,458	(1,170,120)	7,324,338
Growth Allocation Fund	66,658,716	1,913,016	(1,250,618)	662,398

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes the following Allocation Funds elected to treat post-October losses incurred in the period November 1, 2010 to September 30, 2011 as having been incurred in the following year (September 30, 2012). In addition, certain Allocation Funds had capital loss carryforwards as of September 30, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. The approximate amounts were as follows:

Fund	Post-October Capital Losses	Capital Loss Carryforward
Conservative Allocation Fund	$72,000	$1,728,000	(a)
Moderate Allocation Fund	69,000	9,414,000	(b)
Growth Allocation Fund	—	7,987,000	(c)

(a)	$62,000 expiring in 2017 and $1,666,000 expiring in 2018. The Fund utilized approximately $38,000 in the current year.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	57

Notes to Financial Statements

continued

(b)	$386,000 expiring in 2017 and $9,028,000 expiring in 2018. The Fund utilized approximately $259,000 in the current year.
(c)	$682,000 expiring in 2017, $6,702,000 expiring in 2018 and $603,000 expiring in 2019.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Allocation Funds are permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Company’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Allocation Funds’ financial statements for the current reporting period. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

There are 6.25 billion shares of $.001 par value of common stock of the Company authorized which are divided into six series. Each of the Allocation Funds has five classes, designated Class A, Class B, Class C, Class R and Class Z shares, each of which consists of 250 million, 250 million, 250 million, 100 million, and 150 million authorized shares, respectively. Each class of par value shares represents an interest in the same assets of the Company and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) Class B shares have a conversion feature and (5) Class R and Class Z shares are offered exclusively for sale to a limited group of

58	Visit our website at www.prudentialfunds.com

investors. In addition, under certain limited circumstances, an exchange may be made from Class A shares to Class Z shares of the Allocation Funds. As of September 30, 2011, PI owned 237, 216 and 188 shares of Class R shares of the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively.

Transactions in shares of common stock were as follows:

Conservative Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2011:
Shares sold	1,715,934	$20,358,543
Shares issued in reinvestment of dividends	70,562	835,057
Shares reacquired	(1,000,502)	(11,740,323)

Net increase (decrease) in shares outstanding before conversion	785,994	9,453,277
Shares issued upon conversion from Class B	181,007	2,136,826
Shares reacquired upon conversion into Class Z	(2,300)	(27,702)

Net increase (decrease) in shares outstanding	964,701	$11,562,401

Year ended September 30, 2010:
Shares sold	1,655,688	$18,173,627
Shares issued in reinvestment of dividends	68,403	748,840
Shares reacquired	(1,224,436)	(13,373,139)

Net increase (decrease) in shares outstanding before conversion	499,655	5,549,328
Shares issued upon conversion from Class B	25,297	278,806

Net increase (decrease) in shares outstanding	524,952	$5,828,134

Class B
Year ended September 30, 2011:
Shares sold	568,169	$6,679,162
Shares issued in reinvestment of dividends	50,048	589,421
Shares reacquired	(870,493)	(10,288,901)

Net increase (decrease) in shares outstanding before conversion	(252,276)	(3,020,318)
Shares reacquired upon conversion into Class A	(181,673)	(2,136,826)

Net increase (decrease) in shares outstanding	(433,949)	$(5,157,144)

Year ended September 30, 2010:
Shares sold	1,612,956	$17,632,200
Shares issued in reinvestment of dividends	56,814	620,884
Shares reacquired	(953,696)	(10,433,433)

Net increase (decrease) in shares outstanding before conversion	716,074	7,819,651
Shares reacquired upon conversion into Class A	(25,390)	(278,806)

Net increase (decrease) in shares outstanding	690,684	$7,540,845

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	59

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2011:
Shares sold	499,495	$5,889,172
Shares issued in reinvestment of dividends	15,584	183,750
Shares reacquired	(373,560)	(4,388,660)

Net increase (decrease) in shares outstanding	141,519	$1,684,262

Year ended September 30, 2010:
Shares sold	687,798	$7,517,620
Shares issued in reinvestment of dividends	16,316	178,405
Shares reacquired	(316,350)	(3,470,932)

Net increase (decrease) in shares outstanding	387,764	$4,225,093

Class R
Year ended September 30, 2011:
Shares sold	4,800	$57,190
Shares issued in reinvestment of dividends	66	785
Shares reacquired	(394)	(4,806)

Net increase (decrease) in shares outstanding	4,472	$53,169

Year ended September 30, 2010:
Shares sold	850	$9,410
Shares issued in reinvestment of dividends	31	337
Shares reacquired	(11)	(122)

Net increase (decrease) in shares outstanding	870	$9,625

Class Z
Year ended September 30, 2011:
Shares sold	144,607	$1,734,466
Shares issued in reinvestment of dividends	2,419	28,865
Shares reacquired	(29,693)	(354,516)

Net increase (decrease) in shares outstanding before conversion	117,333	1,408,815
Shares issued upon conversion from Class A	2,293	27,702

Net increase (decrease) in shares outstanding	119,626	$1,436,517

Year ended September 30, 2010:
Shares sold	38,540	$420,921
Shares issued in reinvestment of dividends	2,033	22,323
Shares reacquired	(27,509)	(303,095)

Net increase (decrease) in shares outstanding	13,064	$140,149

60	Visit our website at www.prudentialfunds.com

Moderate Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2011:
Shares sold	887,207	$10,761,444
Shares issued in reinvestment of dividends	63,260	758,494
Shares reacquired	(1,259,662)	(15,306,898)

Net increase (decrease) in shares outstanding before conversion	(309,195)	(3,786,960)
Shares issued upon conversion from Class B	438,140	5,249,281
Shares reacquired upon conversion into Class Z	(11,000)	(134,975)

Net increase (decrease) in shares outstanding	117,945	$1,327,346

Year ended September 30, 2010:
Shares sold	1,420,619	$15,567,031
Shares issued in reinvestment of dividends	48,582	530,022
Shares reacquired	(1,277,109)	(13,952,485)

Net increase (decrease) in shares outstanding before conversion	192,092	2,144,568
Shares issued upon conversion from Class B	36,334	399,191

Net increase (decrease) in shares outstanding	228,426	$2,543,759

Class B
Year ended September 30, 2011:
Shares sold	622,740	$7,449,653
Shares issued in reinvestment of dividends	30,278	362,130
Shares reacquired	(1,110,210)	(13,413,102)

Net increase (decrease) in shares outstanding before conversion	(457,192)	(5,601,319)
Shares reacquired upon conversion into Class A	(440,959)	(5,249,281)

Net increase (decrease) in shares outstanding	(898,151)	$(10,850,600)

Year ended September 30, 2010:
Shares sold	2,099,524	$22,829,434
Shares issued in reinvestment of dividends	16,424	179,023
Shares reacquired	(1,080,122)	(11,733,632)

Net increase (decrease) in shares outstanding before conversion	1,035,826	11,274,825
Shares reacquired upon conversion into Class A	(36,520)	(399,191)

Net increase (decrease) in shares outstanding	999,306	$10,875,634

Class C
Year ended September 30, 2011:
Shares sold	408,612	$4,968,972
Shares issued in reinvestment of dividends	6,302	75,369
Shares reacquired	(397,934)	(4,803,120)

Net increase (decrease) in shares outstanding	16,980	$241,221

Year ended September 30, 2010:
Shares sold	446,107	$4,871,695
Shares issued in reinvestment of dividends	3,926	42,749
Shares reacquired	(341,583)	(3,746,370)

Net increase (decrease) in shares outstanding	108,450	$1,168,074

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	61

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended September 30, 2011:
Shares sold	779.00	$9,800
Shares issued in reinvestment of dividends	2.10	25
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	781.10	$9,825

Year ended September 30, 2010:
Shares sold	—	$—
Shares issued in reinvestment of dividends	1.60	17
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1.60	$17

Class Z
Year ended September 30, 2011:
Shares sold	68,899	$848,448
Shares issued in reinvestment of dividends	2,243	26,894
Shares reacquired	(53,047)	(645,858)

Net increase (decrease) in shares outstanding before conversion	18,095	229,484
Shares issued upon conversion from Class A	10,991	134,975

Net increase (decrease) in shares outstanding	29,086	$364,459

Year ended September 30, 2010:
Shares sold	55,821	$606,588
Shares issued in reinvestment of dividends	1,804	19,683
Shares reacquired	(52,669)	(572,105)

Net increase (decrease) in shares outstanding	4,956	$54,166

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Growth Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2011:
Shares sold	442,138	$5,659,598
Shares reacquired	(526,569)	(6,749,074)

Net increase (decrease) in shares outstanding before conversion	(84,431)	(1,089,476)
Shares issued upon conversion from Class B	245,816	3,089,969
Shares reacquired upon conversion into Class Z	(10,730)	(138,203)

Net increase (decrease) in shares outstanding	150,655	$1,862,290

Year ended September 30, 2010:
Shares sold	607,064	$6,819,192
Shares issued in reinvestment of dividends	23,100	259,648
Shares reacquired	(570,426)	(6,386,030)

Net increase (decrease) in shares outstanding before conversion	59,738	692,810
Shares issued upon conversion from Class B	42,953	477,810

Net increase (decrease) in shares outstanding	102,691	$1,170,620

Class B
Year ended September 30, 2011:
Shares sold	331,762	$4,116,047
Shares reacquired	(470,549)	(5,902,915)

Net increase (decrease) in shares outstanding before conversion	(138,787)	(1,786,868)
Shares reacquired upon conversion into Class A	(252,389)	(3,089,969)

Net increase (decrease) in shares outstanding	(391,176)	$(4,876,837)

Year ended September 30, 2010:
Shares sold	704,541	$7,743,116
Shares issued in reinvestment of dividends	8,346	92,387
Shares reacquired	(524,718)	(5,750,302)

Net increase (decrease) in shares outstanding before conversion	188,169	2,085,201
Shares reacquired upon conversion into Class A	(43,790)	(477,810)

Net increase (decrease) in shares outstanding	144,379	$1,607,391

Class C
Year ended September 30, 2011:
Shares sold	183,369	$2,291,457
Shares reacquired	(179,404)	(2,257,523)

Net increase (decrease) in shares outstanding	3,965	$33,934

Year ended September 30, 2010:
Shares sold	150,021	$1,664,080
Shares issued in reinvestment of dividends	1,930	21,379
Shares reacquired	(146,604)	(1,599,422)

Net increase (decrease) in shares outstanding	5,347	$86,037

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	63

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended September 30, 2011:
Shares sold	—	$—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

Year ended September 30, 2010:
Shares sold	—	$—
Shares issued in reinvestment of dividends	1 .20	14
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1 .20	$14

Class Z
Year ended September 30, 2011:
Shares sold	10,193	$134,382
Shares reacquired	(4,882)	(64,430)

Net increase (decrease) in shares outstanding before conversion	5,311	69,952
Shares issued upon conversion from Class A	10,639	138,203

Net increase (decrease) in shares outstanding	15,950	$208,155

Year ended September 30, 2010:
Shares sold	2,753	$30,592
Shares issued in reinvestment of dividends	253	2,861
Shares reacquired	(13,145)	(146,547)

Net increase (decrease) in shares outstanding	(10,139)	$(113,094)

Note 7. Borrowings

The Allocation Funds, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (“Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Allocation Funds did not utilize the SCA during the year ended September 30, 2011.

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Note 8. Dividends to Shareholders

Subsequent to the fiscal year end, the Conservative Allocation Fund declared ordinary income dividends on October 12, 2011 to shareholders of record on October 13, 2011. The ex-dividend date was October 14, 2011. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.0467
Class B	0.0246
Class C	0.0246
Class R	0.0393
Class Z	0.0542

Note 9. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	65

Prudential Conservative Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.41	$10.64	$10.28	$11.91	$11.21
Income (loss) from investment operations:
Net investment income	.23	.24	.24	.27	.28
Net realized and unrealized gain (loss) on investment transactions	(.21)	.77	.51	(1.38)	.81
Total from investment operations	.02	1.01	.75	(1.11)	1.09
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.24)	(.24)	(.36)	(.27)
Distributions from net realized gains	-	-	(.15)	(.16)	(.12)
Total dividends and distributions	(.23)	(.24)	(.39)	(.52)	(.39)
Net asset value, end of year	$11.20	$11.41	$10.64	$10.28	$11.91
Total Return(b):	.10%	9.61%	8.06%	(9.75)%	9.89%

Ratios/Supplemental Data:
Net assets, end of year (000)	$53,890	$43,900	$35,354	$27,730	$20,683
Average net assets (000)	$52,244	$39,798	$26,869	$26,310	$16,051
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.75%	.75%	.75%	.75%	.76%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.51%
Net investment income	1.97%	2.21%	2.62%	2.38%	2.39%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	16%	29%	69%	24%	22%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .77%, .80%, .87%, 1.00% and 1.33% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .52%, .55%, .62%, .75% and 1.08% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net investment income ratios would have been 1.95%, 2.16%, 2.50%, 2.13% and 1.82% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class B Shares
	Year Ended September 30,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.37	$10.60	$10.25	$11.88	$11.18
Income (loss) from investment operations:
Net investment income	.15	.16	.16	.18	.19
Net realized and unrealized gain (loss) on investment transactions	(.22)	.77	.52	(1.37)	.81
Total from investment operations	(.07)	.93	.68	(1.19)	1.00
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.16)	(.18)	(.28)	(.18)
Distributions from net realized gains	-	-	(.15)	(.16)	(.12)
Total dividends and distributions	(.15)	(.16)	(.33)	(.44)	(.30)
Net asset value, end of year	$11.15	$11.37	$10.60	$10.25	$11.88
Total Return(b):	(.72)%	8.85%	7.21%	(10.42)%	9.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$44,301	$50,082	$39,398	$20,376	$13,027
Average net assets (000)	$51,101	$45,227	$26,506	$15,543	$11,421
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%	1.50%	1.50%	1.51%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.51%
Net investment income	1.27%	1.45%	1.75%	1.61%	1.67%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.52, 1.55%, 1.62%, 1.75% and 2.08% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .52%, .55%, .62%, .75% and 1.08% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net investment income ratios would have been 1.25%, 1.40%, 1.63%, 1.36% and 1.10% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	67

Prudential Conservative Allocation Fund

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.37	$10.61	$10.25	$11.88	$11.18
Income (loss) from investment operations:
Net investment income	.15	.16	.18	.18	.19
Net realized and unrealized gain (loss) on investment transactions	(.21)	.76	.51	(1.37)	.81
Total from investment operations	(.06)	.92	.69	(1.19)	1.00
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.16)	(.18)	(.28)	(.18)
Distributions from net realized gains	-	-	(.15)	(.16)	(.12)
Total dividends and distributions	(.15)	(.16)	(.33)	(.44)	(.30)
Net asset value, end of year	$11.16	$11.37	$10.61	$10.25	$11.88
Total Return(b):	(.63)%	8.75%	7.31%	(10.42)%	9.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,380	$19,161	$13,762	$8,884	$5,779
Average net assets (000)	$20,876	$17,097	$10,334	$7,240	$4,039
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%	1.50%	1.50%	1.51%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.51%
Net investment income	1.25%	1.43%	1.88%	1.62%	1.65%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.52%, 1.55%, 1.62%,1.75% and 2.08% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .52%, .55%, .62%, .75% and 1.08% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net investment income ratios would have been 1.23%, 1.38%, 1.76%, 1.37% and 1.08% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

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Class R Shares
	Year Ended September 30,				January 12, 2007(b) through September 30,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.45	$10.68	$10.31	$11.91	$11.33
Income (loss) from investment operations:
Net investment income	.19	.21	.18	.32	.16
Net realized and unrealized gain (loss) on investment transactions	(.21)	.78	.56	(1.43)	.50
Total from investment operations	(.02)	.99	.74	(1.11)	.66
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.22)	(.22)	(.33)	(.08)
Distributions from net realized gains	-	-	(.15)	(.16)	-
Total dividends and distributions	(.20)	(.22)	(.37)	(.49)	(.08)
Net asset value, end of period	$11.23	$11.45	$10.68	$10.31	$11.91
Total Return(c):	(.23)%	9.37%	7.86%	(9.75)%	5.86%

Ratios/Supplemental Data:
Net assets, end of period (000)	$74	$24	$13	$2	$3
Average net assets (000)	$58	$19	$3	$3	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.00%	1.00%	1.00%	1.00%	1.01%	(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.51%	(f)
Net investment income	1.58%	1.87%	2.17%	2.12%	1.90%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Inception date of Class R shares.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.02%, 1.05%, 1.12%, 1.25% and 1.58% for the years ended September 30, 2011, 2010, 2009 and 2008 and the period ended September 30, 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been ..52%, .55%, .62%, .75% and 1.08% for the years ended September 30, 2011, 2010, 2009 and 2008 and the period ended September 30, 2007, respectively. The net investment income ratios would have been 1.56%, 1.82%, 2.05%, 1.87% and 1.33% for the years ended September 30, 2011, 2010, 2009 and 2008 and the period ended September 30, 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(f) Annualized.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	69

Prudential Conservative Allocation Fund

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.46	$10.68	$10.32	$11.95	$11.25
Income (loss) from investment operations:
Net investment income	.25	.27	.27	.27	.30
Net realized and unrealized gain (loss) on investment transactions	(.21)	.78	.51	(1.36)	.82
Total from investment operations	.04	1.05	.78	(1.09)	1.12
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.27)	(.27)	(.38)	(.30)
Distributions from net realized gains	-	-	(.15)	(.16)	(.12)
Total dividends and distributions	(.26)	(.27)	(.42)	(.54)	(.42)
Net asset value, end of year	$11.24	$11.46	$10.68	$10.32	$11.95
Total Return(b):	.26%	9.93%	8.31%	(9.51)%	10.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,403	$1,078	$865	$1,021	$337
Average net assets (000)	$1,632	$1,020	$863	$579	$196
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.51%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.51%
Net investment income	2.15%	2.44%	2.91%	2.53%	2.59%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .52%, .55%, .62%, .75% and 1.08% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .52%, .55%, .62%, .75% and 1.08% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net investment income ratios would have been 2.13%, 2.39%, 2.79%, 2.28% and 2.02% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

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Prudential Moderate Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2011(a)	2010		2009		2008(a)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.41	$10.53		$10.64		$13.44	$12.18
Income (loss) from investment operations:
Net investment income	.15	.15		.17		.18	.18
Net realized and unrealized gain (loss) on investment transactions	(.32)	.84		.19		(2.34)	1.45
Total from investment operations	(.17)	.99		.36		(2.16)	1.63
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.11)		(.17)		(.31)	(.21)
Distributions from net realized gains	-	-		(.30)		(.33)	(.16)
Total dividends and distributions	(.15)	(.11)		(.47)		(.64)	(.37)
Net asset value, end of year	$11.09	$11.41		$10.53		$10.64	$13.44
Total Return(b):	(1.63)%	9.40%		4.70%		(16.80)%	13.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$60,123	$60,514		$53,471		$51,802	$46,978
Average net assets (000)	$65,266	$57,241		$43,547		$52,040	$37,930
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.74%	.75%	(e)	.75%	(e)	.75%	.76%	(e)
Expenses, excluding distribution and service (12b-1) fees	.49%	.50%	(e)	.50%	(e)	.50%	.51%	(e)
Net investment income	1.20%	1.37%	(e)	1.88%	(e)	1.49%	1.36%	(e)
For Class A, B, C, R and Z shares:
Portfolio turnover rate	19%	28%		71%		23%	21%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .76%, .80% and .87% for the years ended September 30, 2010, 2009 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .55% and .62% for the years ended September 30, 2010, 2009 and 2007, respectively. The net investment income ratios would have been 1.36%, 1.83% and 1.25% for the years ended September 30, 2010, 2009 and 2007, respectively.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	71

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2011(a)	2010		2009		2008(a)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.32	$10.46		$10.56		$13.36	$12.13
Income (loss) from investment operations:
Net investment income	.06	.06		.10		.09	.09
Net realized and unrealized gain (loss) on investment transactions	(.32)	.83		.19		(2.33)	1.43
Total from investment operations	(.26)	.89		.29		(2.24)	1.52
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.03)		(.09)		(.23)	(.13)
Distributions from net realized gains	-	-		(.30)		(.33)	(.16)
Total dividends and distributions	(.06)	(.03)		(.39)		(.56)	(.29)
Net asset value, end of year	$11.00	$11.32		$10.46		$10.56	$13.36
Total Return(b):	(2.32)%	8.56%		3.88%		(17.42)%	12.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$54,580	$66,364		$50,890		$40,355	$40,308
Average net assets (000)	$68,070	$60,124		$37,913		$41,167	$35,794
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.49%	1.50%	(d)	1.50%	(d)	1.50%	1.51%	(d)
Expenses, excluding distribution and service (12b-1) fees	.49%	.50%	(d)	.50%	(d)	.50%	.51%	(d)
Net investment income	.48%	.59%	(d)	1.07%	(d)	.77%	.64%	(d)

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.51%, 1.55% and 1.62% for the years ended September 30, 2010, 2009 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .55% and .62% for the years ended September 2010, 2009 and 2007, respectively. The net investment income ratios would have been .58%, 1.02% and .53% for the years ended September 30, 2010, 2009 and 2007, respectively.

See Notes to Financial Statements.

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Class C Shares
	Year Ended September 30,
	2011(a)	2010		2009		2008(a)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.32	$10.46		$10.56		$13.35	$12.12
Income (loss) from investment operations:
Net investment income	.05	.07		.10		.09	.09
Net realized and unrealized gain (loss) on investment transactions	(.32)	.82		.19		(2.32)	1.43
Total from investment operations	(.27)	.89		.29		(2.23)	1.52
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.03)		(.09)		(.23)	(.13)
Distributions from net realized gains	-	-		(.30)		(.33)	(.16)
Total dividends and distributions	(.06)	(.03)		(.39)		(.56)	(.29)
Net asset value, end of year	$10.99	$11.32		$10.46		$10.56	$13.35
Total Return(b):	(2.41)%	8.56%		3.88%		(17.35)%	12.70%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,894	$17,202		$14,767		$15,024	$13,690
Average net assets (000)	$18,569	$16,324		$12,398		$15,886	$11,212
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.49%	1.50%	(d)	1.50%	(d)	1.50%	1.51%	(d)
Expenses, excluding distribution and service (12b-1) fees	.49%	.50%	(d)	.50%	(d)	.50%	.51%	(d)
Net investment income	.44%	.61%	(d)	1.18%	(d)	.74%	.61%	(d)

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.51%, 1.55% and 1.62% for the years ended September 30, 2010, 2009 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .55% and .62% for the years ended September 2010, 2009 and 2007, respectively. The net investment income ratios would have been .60%, 1.13% and .50% for the years ended September 30, 2010, 2009 and 2007, respectively.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	73

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class R Shares
	Year Ended September 30,						January 12, 2007(a) through September 30,
	2011(b)	2010		2009		2008(b)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.37	$10.50		$10.63		$13.42	$12.45
Income (loss) from investment operations:
Net investment income	.09	.13		.14		.17	.07
Net realized and unrealized gain (loss) on investment transactions	(.29)	.82		.19		(2.35)	.90
Total from investment operations	(.20)	.95		.33		(2.18)	.97
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.08)		(.16)		(.28)	-
Distributions from net realized gains	-	-		(.30)		(.33)	-
Total dividends and distributions	(.12)	(.08)		(.46)		(.61)	-
Net asset value, end of period	$11.05	$11.37		$10.50		$10.63	$13.42
Total Return(c):	(1.86)%	9.10%		4.43%		(16.93)%	7.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11	$2		$2		$2	$3
Average net assets (000)	$5	$2		$2		$2	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.99%	1.00%	(f)	1.00%	(f)	1.00%	1.01%	(f)(g)
Expenses, excluding distribution and service (12b-1) fees	.49%	.50%	(f)	.50%	(f)	.50%	.51%	(f)(g)
Net investment income	.71%	1.17%	(f)	1.59%	(f)	1.41%	.73%	(f)(g)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the investment companies in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.01% and 1.05% for the years ended September 30, 2010 and 2009 and 1.12% for the period ended September 30, 2007. The expense ratios excluding distribution and service (12b-1) fees would have been ..51% and .55% for the years ended September 30, 2010 and 2009 and .62% for the period ended September 30, 2007. The net investment income ratios would have been 1.16% and 1.54% for the years ended September 30, 2010 and 2009 and ..67% for the period ended September 30, 2007.

(g) Annualized.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended September 30,
	2011(a)	2010		2009		2008(a)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.42	$10.54		$10.66		$13.46	$12.19
Income (loss) from investment operations:
Net investment income	.17	.18		.22		.20	.20
Net realized and unrealized gain (loss) on investment transactions	(.32)	.83		.16		(2.33)	1.46
Total from investment operations	(.15)	1.01		.38		(2.13)	1.66
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.13)		(.20)		(.34)	(.23)
Distributions from net realized gains	-	-		(.30)		(.33)	(.16)
Total dividends and distributions	(.17)	(.13)		(.50)		(.67)	(.39)
Net asset value, end of year	$11.10	$11.42		$10.54		$10.66	$13.46
Total Return(b):	(1.40)%	9.63%		4.94%		(16.57)%	13.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,351	$2,087		$1,874		$2,290	$2,108
Average net assets (000)	$2,198	$1,879		$1,680		$2,675	$1,826
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.49%	.50%	(d)	.50%	(d)	.50%	.51%	(d)
Expenses, excluding distribution and service (12b-1) fees	.49%	.50%	(d)	.50%	(d)	.50%	.51%	(d)
Net investment income	1.43%	1.59%	(d)	2.20%	(d)	1.62%	1.66%	(d)

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .51%, .55% and .62% for the years ended September 30, 2010, 2009 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .55% and .62% for the years ended September 30, 2010, 2009 and 2007, respectively. The net investment income ratios would have been 1.58%, 2.15% and 1.55% for the years ended September 30, 2010, 2009 and 2007, respectively.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	75

Prudential Growth Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2011(a)	2010	2009	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.62	$10.75	$11.04	$15.08	$13.15
Income (loss) from investment operations:
Net investment income	.04	.04	.10	.08	.03
Net realized and unrealized gain (loss) on investment transactions	(.43)	.93	(.15)	(3.53)	2.18
Total from investment operations	(.39)	.97	(.05)	(3.45)	2.21
Less Dividends and Distributions:
Dividends from net investment income	-	(.10)	-	(.30)	(.15)
Distributions from net realized gains	-	-	(.24)	(.29)	(.13)
Total dividends and distributions	-	(.10)	(.24)	(.59)	(.28)
Net asset value, end of year	$11.23	$11.62	$10.75	$11.04	$15.08
Total Return(b):	(3.36)%	9.06%	.33%	(23.72)%	17.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$30,888	$30,211	$26,846	$26,501	$26,015
Average net assets (000)	$33,830	$29,037	$21,419	$28,816	$19,510
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.75%	.75%	.75%	.76%	.76%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.51%	.51%
Net investment income	.29%	.41%	1.15%	.60%	.22%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	20%	24%	46%	22%	16%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .94%, .97%, 1.13%, .94% and 1.23% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .72%, .88%, .69% and .98% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net investment income/(loss) ratios would have been .10%, .19%, .77%, .42% and (.25)% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class B Shares
	Year Ended September 30,
	2011(a)	2010	2009	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.38	$10.54	$10.92	$14.93	$13.05
Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.04)	.03	(.02)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.42)	.91	(.17)	(3.49)	2.15
Total from investment operations	(.47)	.87	(.14)	(3.51)	2.08
Less Dividends and Distributions:
Dividends from net investment income	-	(.03)	-	(.21)	(.07)
Distributions from net realized gains	-	-	(.24)	(.29)	(.13)
Total dividends and distributions	-	(.03)	(.24)	(.50)	(.20)
Net asset value, end of year	$10.91	$11.38	$10.54	$10.92	$14.93
Total Return(b):	(4.13)%	8.28%	(.51)%	(24.26)%	16.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$27,713	$33,340	$29,371	$28,335	$29,171
Average net assets (000)	$35,195	$32,262	$23,273	$31,100	$23,884
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%	1.50%	1.51%	1.51%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.51%	.51%
Net investment income (loss)	(.42)%	(.36)%	.38%	(.13)%	(.48)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.69%, 1.72%, 1.88%, 1.69% and 1.98% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .72%, .88%, .69% and .98% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net investment income/(loss) ratios would have been (.61)%, (.58)%, .00%, (.31)% and (.95)% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	77

Prudential Growth Allocation Fund

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2011(a)	2010	2009	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.39	$10.55	$10.93	$14.92	$13.04
Income (loss) from investment operations:
Net investment income (loss)	(.06)	(.04)	.04	(.02)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.41)	.91	(.18)	(3.47)	2.15
Total from investment operations	(.47)	.87	(.14)	(3.49)	2.08
Less Dividends and Distributions:
Dividends from net investment income	-	(.03)	-	(.21)	(.07)
Distributions from net realized gains	-	-	(.24)	(.29)	(.13)
Total dividends and distributions	-	(.03)	(.24)	(.50)	(.20)
Net asset value, end of year	$10.92	$11.39	$10.55	$10.93	$14.92
Total Return(b):	(4.13)%	8.27%	(.51)%	(24.13)%	16.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,182	$8,485	$7,806	$8,135	$8,843
Average net assets (000)	$9,614	$8,334	$6,366	$9,082	$7,282
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%	1.50%	1.51%	1.51%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.51%	.51%
Net investment income (loss)	(.47)%	(.34)%	.44%	(.11)%	(.49)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.69%, 1.72%, 1.88%, 1.69% and1.98% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .72%, .88%, .69% and .98% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net investment income/(loss) ratios would have been (.66)%, (.56)%, .06%, (.29)% and (.96)% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

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Class R Shares
	Year Ended September 30,				January 12, 2007(a)(b) through September 30,
	2011(b)	2010	2009	2008(b)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.58	$10.72	$11.04	$15.04	$13.76
Income (loss) from investment operations:
Net investment income (loss)	.01	.02	.08	.07	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.42)	.91	(.16)	(3.54)	1.34
Total from investment operations	(.41)	.93	(.08)	(3.47)	1.28
Less Dividends and Distributions:
Dividends from net investment income	-	(.07)	-	(.24)	-
Distributions from net realized gains	-	-	(.24)	(.29)	-
Total dividends and distributions	-	(.07)	(.24)	(.53)	-
Net asset value, end of period	$11.17	$11.58	$10.72	$11.04	$15.04
Total Return(c):	(3.54)%	8.73%	.05%	(23.84)%	9.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2	$2	$2	$2	$3
Average net assets (000)	$2	$2	$2	$2	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.00%	1.00%	1.00%	1.01%	1.01%	(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.51%	.51%	(f)
Net investment income (loss)	.11%	.15%	.90%	.49%	(.59)%	(f)

(a) Inception date of Class R shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.19%, 1.22%, 1.38%, 1.19%, and 1.48% for the years ended September 30, 2011, 2010, 2009, 2008 and the period ended September 30, 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been ..69%, .72%, .88%, .69%, and .98% for the years ended September 30, 2011, 2010, 2009, 2008 and the period ended September 30, 2007, respectively. The net investment income/(loss) ratios would have been (.08)%, (.07)%, .52%, .31%, and (1.01)% for the years ended September 30, 2011, 2010, 2009, 2008 and the period ended September 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fee to .50% of the average daily net assets of the Class R shares.

(f) Annualized.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	79

Prudential Growth Allocation Fund

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2011(a)	2010	2009	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.69	$10.81	$11.08	$15.11	$13.18
Income (loss) from investment operations:
Net investment income	.06	.15	.12	.12	.10
Net realized and unrealized gain (loss) on investment transactions	(.43)	.85	(.15)	(3.53)	2.14
Total from investment operations	(.37)	1.00	(.03)	(3.41)	2.24
Less Dividends and Distributions:
Dividends from net investment income	-	(.12)	-	(.33)	(.18)
Distributions from net realized gains	-	-	(.24)	(.29)	(.13)
Total dividends and distributions	-	(.12)	(.24)	(.62)	(.31)
Net asset value, end of year	$11.32	$11.69	$10.81	$11.08	$15.11
Total Return(b):	(3.17)%	9.33%	.51%	(23.44)%	17.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$515	$345	$429	$438	$420
Average net assets (000)	$448	$361	$333	$426	$500
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.50%	.50%	.50%	.51%	.51%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.51%	.51%
Net investment income	.43%	.87%	1.41%	.88%	.67%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .69%, .72%, .88%, .69% and.98% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .72%, .88%, .69% and .98% for the years ended September 30, 2011,20100, 2009, 2008 and 2007, respectively. The net investment income/(loss) ratios would have been .24%, .65%, 1.03%, .70% and .19% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Asset Allocation Funds (comprised of Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund and Prudential Growth Allocation Fund, three of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Funds”), including the portfolio of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2011

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	81

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Funds’ fiscal year end (September 30, 2011) as to the federal income tax status of dividends and distributions paid during such fiscal year.

Prudential Conservative Allocation Fund	Ordinary Income Dividends
Class A	$0.233
Class B	$0.146
Class C	$0.146
Class R	$0.203
Class Z	$0.262

Prudential Moderate Allocation Fund	Ordinary Income Dividends
Class A	$0.145
Class B	$0.062
Class C	$0.062
Class R	$0.118
Class Z	$0.173

Prudential Growth Allocation Fund	Ordinary Income Dividends
Class A	$—
Class B	$—
Class C	$—
Class R	$—
Class Z	$—

82	Visit our website at www.prudentialfunds.com

For the fiscal year ended September 30, 2011, The Prudential Asset Allocation Funds designate the maximum amount allowable but not less than the following percentage of their ordinary income dividends paid during the fiscal year as eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code:

Prudential Conservative Allocation Fund	4.01%
Prudential Moderate Allocation Fund	14.09%
Prudential Growth Allocation Fund	—%

For the fiscal year ended September 30, 2011, The Prudential Asset Allocation Funds designate the maximum amount allowable, but not less than the following percentages of their ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code:

Prudential Conservative Allocation Fund	15.25%
Prudential Moderate Allocation Fund	49.07%
Prudential Growth Allocation Fund	—%

For the year ended September 30, 2011, The Prudential Asset Allocation Funds designate the maximum amount allowable, but not less than the following percentages of their ordinary dividends as interest related dividends (IR) in accordance with Sections 871(k) and 881(e) of the Internal Revenue Code:

IR
Prudential Conservative Allocation Fund	66.83%
Prudential Moderate Allocation Fund	58.74%
Prudential Growth Allocation Fund	—%

Interest-related dividends do not include any distributions paid by a Fund with respect to Fund tax years beginning after December 31, 2010. Consequently, this provision expires with respect to such distributions paid after Fund’s fiscal year.

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2011.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	83

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).
Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58	Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Funds’ Boards of Directors

The Boards of Directors (the “Board”) of Prudential Asset Allocation Funds (each, a “Fund”, and collectively, the “Funds”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed each Fund in various quartiles over the one-, three-, and five-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

[1]

Each of the Prudential Asset Allocation Funds is a series of The Prudential Investment Portfolios, Inc. There are three Prudential Asset Allocation Funds: Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Conservative Allocation Fund.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance, and other services to each Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Funds. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of each Fund and QMA, and also reviewed

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the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Funds

The Board received and considered information about each Fund’s historical performance, as discussed below:

Prudential Conservative Allocation Fund. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe) was in the first quartile over the five-year period, and in the second quartile over the one- and three-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Prudential Moderate Allocation Fund. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe)2 was in the second quartile over the three- and five-year periods, and in the third quartile for the one-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Prudential Growth Allocation Fund. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Multi-Cap Core Funds

[2]

For Prudential Moderate Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Growth Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

Performance Universe) was in the second quartile over the three- and five-year periods, and in the fourth quartile over the one-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

Prudential Conservative Allocation Fund. The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) and the Fund’s total expenses both ranked in the Expense Group’s fourth quartile. The Board noted information provided by PI indicating that the Fund’s fourth quartile ranking for total expenses was primarily attributable to relatively high non-management expenses and custodial expenses. The Board also considered PI’s assertion that the Fund’s fourth quartile ranking for total expenses was reflective, in part, of its relatively small asset size. The Board considered that PI has agreed to reimburse and/or waive fees so that the Fund’s annual operating expenses do not exceed 0.50% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets through January 31, 2012. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Moderate Allocation Fund. The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s third quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board noted information provided by PI indicating that the Fund’s fourth quartile ranking for total expenses was primarily attributable to relatively high non-management expenses and custodial expenses. The Board also considered PI’s assertion that the Fund’s fourth quartile ranking for total expenses was reflective, in part, of its relatively small asset size. The Board considered that PI has agreed to reimburse and/or waive fees so that the Fund’s annual operating expenses do not exceed 0.50% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets through January 31, 2012. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Growth Allocation Fund. The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s first quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board also considered PI’s assertion that the Fund’s fourth quartile ranking for total expenses was reflective, in part, of its relatively small asset size. The Board considered that PI has agreed to reimburse and/or waive fees so that the Fund’s annual operating expenses do not exceed 0.50% (exclusive of

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12b-1 fees and certain other fees) of the Fund’s average daily net assets through January 31, 2012. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2010 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for each Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. In light of each Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Funds’ securities lending agent, transfer agency fees received by each Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of each Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Funds has delegated to each Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Funds, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. Each Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ASSET ALLOCATION FUNDS	NASDAQ	CUSIP		NASDAQ	CUSIP
Conservative Allocation (Class A)	JDUAX	74437E750	Moderate Allocation (Class R)	JMARX	74437E610
Conservative Allocation (Class B)	JDABX	74437E743	Moderate Allocation (Class Z)	JDMZX	74437E776
Conservative Allocation (Class C)	JDACX	74437E735	Growth Allocation (Class A)	JDAAX	74437E685
Conservative Allocation (Class R)	JDARX	74437E628	Growth Allocation (Class B)	JDGBX	74437E677
Conservative Allocation (Class Z)	JDAZX	74437E784	Growth Allocation (Class C)	JDGCX	74437E669
Moderate Allocation (Class A)	JDTAX	74437E727	Growth Allocation (Class R)	JGARX	74437E594
Moderate Allocation (Class B)	JDMBX	74437E719	Growth Allocation (Class Z)	JDGZX	74437E768
Moderate Allocation (Class C)	JDMCX	74437E693

MF194E    0213409-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2011 and September 30, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $147,000 and $144,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

	(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

	(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

	(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

		(2)	Certificationspursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

		(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	November 21, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	November 21, 2011